UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

  Investment Company Act file number 811-05387

                        FRANKLIN MUTUAL SERIES FUND INC.
               -----------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
            ----------------------------------------------------------
             (Address of principal executive offices)       (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           ---------------

Date of fiscal year end:  12/31
                         -------

Date of reporting period: 06/30/06
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


MUTUAL BEACON FUND




                               [GRAPHIC OMITTED]

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                                                               JUNE 30, 2006
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      SEMIANNUAL REPORT AND SHAREHOLDER LETTER                     VALUE
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--------------------------------------------------------------------------------
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                                                         Eligible shareholders
                                                         can sign up for
                                                         eDelivery at
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                                                         See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              Thank You For Your
                              Continued Participation

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style
                              U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ..........................................................  1

SEMIANNUAL REPORT

Mutual Beacon Fund ..........................................................  3

Performance Summary .........................................................  9

Your Fund's Expenses ........................................................ 12

Financial Highlights and Statement of Investments ........................... 14

Financial Statements ........................................................ 27

Notes to Financial Statements ............................................... 31

Shareholder Information ..................................................... 47

--------------------------------------------------------------------------------

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Beacon Fund's semiannual report for the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a +6.74% cumulative total return for the six months ended June 30, 2006. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +2.71% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2006, the global economy advanced at a healthy pace. U.S. gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. U.S. export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                 62.4%
France                                                6.9%
U.K.                                                  6.8%
Norway                                                3.0%
Japan                                                 2.5%
Denmark                                               2.2%
Spain                                                 2.0%
Sweden                                                1.9%
Germany                                               1.8%
Belgium                                               1.7%
South Korea                                           1.5%
Taiwan                                                1.3%
Switzerland                                           1.0%
Italy                                                 1.0%
Others                                                1.8%
Short-Term Investmant & Other Net Assets              2.2%

However, signs of moderation appeared globally in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2

In this environment, domestic equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.


4 | Semiannual Report
returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return. 3 Global equity markets performed better than those in the U.S. As of June 30, 2006, the six-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +10.50%. 4

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                  10.0%
--------------------------------------------------------------------------------
Tobacco                                                                     9.8%
--------------------------------------------------------------------------------
Commercial Banks                                                            9.6%
--------------------------------------------------------------------------------
Media                                                                       9.5%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      5.9%
--------------------------------------------------------------------------------
Food Products                                                               5.7%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     3.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                              3.5%
--------------------------------------------------------------------------------
Real Estate                                                                 3.4%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             3.2%
--------------------------------------------------------------------------------

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        3.0%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              3.0%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            2.7%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                               2.5%
  MEDIA, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  2.0%
  TOBACCO, SPAIN
--------------------------------------------------------------------------------
Altria Group Inc.                                                           2.0%
  TOBACCO, U.S.
--------------------------------------------------------------------------------
Verizon Communications Inc.                                                 1.9%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                   1.7%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Fortis                                                                      1.7%
  DIVERSIFIED FINANCIAL SERVICES,
  BELGIUM
--------------------------------------------------------------------------------
NTL Inc.                                                                    1.6%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, U.K.
--------------------------------------------------------------------------------

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, as we focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund's outperformance relative to U.S. equities as measured by its benchmark, the S&P 500, during the first half of the year was driven primarily by its investments in a wide range of industries, sectors and geographic regions. The Fund benefited from its investment strategy of identifying and analyzing cheap stocks across the U.S. and the more developed nations of the world.

During the six months under review, shares of Agco, a manufacturer of farm equipment, appreciated strongly during the review period gaining more than 58% as the company announced earnings above market expectations. Agco also benefited from positive market sentiment regarding prospects for biofuels, including ethanol, which is produced primarily from corn.

North Carolina-based Reynolds American was formed in June 2004 as a result of the merger between R.J. Reynolds Tobacco and British American Tobacco's U.S. subsidiary, Brown & Williamson. The combined companies became the second-largest cigarette manufacturer in the U.S., with approximately 31% domestic market share. Reynolds' shares appreciated nearly 24% during the period after company profits exceeded analyst expectations, driven primarily by cost savings from the merger and an improved outlook for U.S. tobacco litigation. Reynolds also announced it would implement a new productivity program that was expected to generate an additional $325 million in cost savings over the next five years. The company achieved its goal of improving


6 | Semiannual Report
market share for its two major brands, Camel and Kool, during the period. In April 2006, Reynolds announced its planned entrance into the higher-growth smokeless tobacco market with the acquisition of Conwood. This acquisition is expected to improve earnings in the first year and further enhance the company's earnings growth profile thereafter.

Also among the Fund's top performing investments was News Corp., which gained 23% in value. We believed News Corp. was undervalued as many large media companies suffered from similar negative investor perceptions of traditional advertising models. However, we found News Corp.'s rich portfolio of domestic and global media assets attractive. The company's strong performance in the first half of 2006 appeared to reflect market recognition of the company's solid growth prospects.

Unfortunately, not every security in the Fund's portfolio appreciated during the review period. Three positions that detracted from performance included White Mountains Insurance Group, a property and casualty insurer; NTL, a U.K.-based leading broadband and digital services provider; and Boston Scientific, a medical instruments and supplies manufacturer.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company's debt, and S&P and Moody's placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains' shares throughout much of the first half of the year.

NTL's shares declined 14% in local currency during the sharp global market correction from May 5, 2006, through June 13, 2006. However, at period-end, we were not aware of any substantive developments or changes to the company's business or prospects and we continued to hold NTL.

Boston Scientific was impacted by negative developments surrounding the company's medical device business, including the announcement of product recalls following Boston Scientific's recent acquisition of Guidant.


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]            /s/ Michael J. Embler

                           Michael J. Embler
                           Portfolio Manager


[PHOTO OMITTED]            /s/ Charles M. Lahr

                           Charles M. Lahr, CFA
                           Assistant Portfolio Manager

                           Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MICHAEL EMBLER, Chief Investment Officer for Franklin Mutual Advisers, LLC, has been portfolio manager for Mutual Beacon Fund since 2005. He also manages another fund for Franklin Mutual Advisers and has been a member of the management team of the Mutual Series Funds since 2001. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America, Inc.

CHARLES LAHR, assistant portfolio manager for Mutual Beacon Fund, has been a portfolio manager for Franklin Mutual Advisers since 2004. He also is co-portfolio manager for Mutual Financial Services Fund and assistant portfolio manager for Mutual European Fund. Prior to joining Mutual Series in 2003, he worked within the financial services industry for companies including the State of Wisconsin Investment Board, U.S. Bancorp and Principal Financial Group.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: BEGRX)                                   CHANGE            6/30/06            12/31/05
------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$ 0.59            $ 16.11             $ 15.52
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
------------------------------------------------------------------------------------------------------------
Dividend Income                         $ 0.0464
------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $ 0.0215
------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $ 0.3761
------------------------------------------------------------------------------------------------------------
       TOTAL                            $ 0.4440
------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEBIX)                                   CHANGE            6/30/06            12/31/05
------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$ 0.57            $ 16.01             $ 15.44
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
------------------------------------------------------------------------------------------------------------
Dividend Income                         $ 0.0422
------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $ 0.0215
------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $ 0.3761
------------------------------------------------------------------------------------------------------------
       TOTAL                            $ 0.4398
------------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBBX)                                   CHANGE            6/30/06            12/31/05
------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$ 0.50            $ 15.59             $ 15.09
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
------------------------------------------------------------------------------------------------------------
Dividend Income                         $ 0.0327
------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $ 0.0215
------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $ 0.3761
------------------------------------------------------------------------------------------------------------
       TOTAL                            $ 0.4303
------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMEX)                                   CHANGE            6/30/06            12/31/05
------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$ 0.51            $ 15.84             $ 15.33
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
------------------------------------------------------------------------------------------------------------
Dividend Income                         $ 0.0329
------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $ 0.0215
------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $ 0.3761
------------------------------------------------------------------------------------------------------------
       TOTAL                            $ 0.4305
------------------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS Z                                6-MONTH           1-YEAR              5-YEAR            10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2               +6.74%          +13.31%             +46.29%           +201.36%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3           +6.74%          +13.31%              +7.91%            +11.66%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,674          $11,331             $14,629            $30,136
------------------------------------------------------------------------------------------------------------
CLASS A                                6-MONTH           1-YEAR              5-YEAR      INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2               +6.61%          +12.89%             +43.88%           +182.74%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3           +0.49%           +6.37%              +6.28%             10.68%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,049          $10,637             $13,558            $26,648
------------------------------------------------------------------------------------------------------------
CLASS B                                6-MONTH           1-YEAR              5-YEAR      INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2               +6.31%          +12.23%             +39.33%           +101.85%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3           +2.31%           +8.28%              +6.55%             +9.82%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,231          $10,828             $13,733            $20,185
------------------------------------------------------------------------------------------------------------
CLASS C                                6-MONTH           1-YEAR              5-YEAR      INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2               +6.28%          +12.19%             +39.26%           +165.65%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3           +5.28%          +11.20%              +6.85%            +10.64%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,528          $11,120             $13,926            $26,565
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS Z                                    VALUE 1/1/06       VALUE 6/30/06      PERIOD* 1/1/06-6/30/06
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000            $1,067.40                $4.31
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000            $1,020.63                $4.21
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000            $1,066.10                $5.84
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000            $1,019.14                $5.71
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000            $1,063.10                $9.41
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000            $1,015.67                $9.20
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000            $1,062.80                $9.41
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000            $1,015.67                $9.20
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.84%; A: 1.14%; B: 1.84%; and C: 1.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2006                          YEAR ENDED DECEMBER 31,
CLASS Z                                          (UNAUDITED)             2005          2004          2003         2002         2001
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ........      $    15.52      $    15.94    $    14.40    $    11.31   $    13.05   $    13.38
                                               ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................            0.15            0.31          0.30          0.19         0.23         0.21

 Net realized and unrealized
  gains (losses) ............................            0.89            1.16          1.76          3.13        (1.66)        0.60
                                               ------------------------------------------------------------------------------------
Total from investment operations ............            1.04            1.47          2.06          3.32        (1.43)        0.81
                                               ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................           (0.05)          (0.30)        (0.37)        (0.23)       (0.20)       (0.20)

 Net realized gains .........................           (0.40)          (1.59)        (0.15)           --        (0.11)       (0.94)
                                               ------------------------------------------------------------------------------------
Total distributions .........................           (0.45)          (1.89)        (0.52)        (0.23)       (0.31)       (1.14)
                                               ------------------------------------------------------------------------------------
Redemption fees .............................              -- e            -- e          -- e          --           --           --
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ..............      $    16.11      $    15.52    $    15.94    $    14.40   $    11.31   $    13.05
                                               ====================================================================================

Total return c ..............................            6.74%           9.25%        14.52%        29.44%      (11.05)%       6.11%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........      $3,534,971      $3,433,665    $3,359,389    $3,112,212   $2,572,002   $3,090,827

Ratios to average net assets:

 Expenses d .................................            0.84% f,g       0.89% g       0.83% g       0.86%        0.80%        0.79%

 Net investment income ......................            1.83% f         1.91%         1.99%         1.48%        1.88%        1.47%

Portfolio turnover rate .....................           24.30%          35.36%        29.17%        49.61%       52.27%       55.25%

Ratios to average net assets,
 excluding dividend expense on securities sold short:

 Expenses ...................................            0.82% f         0.84%         0.82%         0.83%        0.79%        0.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2006                          YEAR ENDED DECEMBER 31,
CLASS A                                          (UNAUDITED)             2005          2004          2003         2002         2001
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ........      $    15.44      $    15.87    $    14.34    $    11.27   $    13.01   $    13.34
                                               ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................            0.12            0.26          0.25          0.14         0.19         0.16

 Net realized and unrealized gains (losses) .            0.89            1.15          1.75          3.12        (1.66)        0.60
                                               ------------------------------------------------------------------------------------
Total from investment operations ............            1.01            1.41          2.00          3.26        (1.47)        0.76
                                               ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................           (0.04)          (0.25)        (0.32)        (0.19)       (0.16)       (0.15)

 Net realized gains .........................           (0.40)          (1.59)        (0.15)           --        (0.11)       (0.94)
                                               ------------------------------------------------------------------------------------
Total distributions .........................           (0.44)          (1.84)        (0.47)        (0.19)       (0.27)       (1.09)
                                               ------------------------------------------------------------------------------------
Redemption fees .............................              -- e            -- e          -- e          --           --           --
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ..............      $    16.01      $    15.44    $    15.87    $    14.34   $    11.27   $    13.01
                                               ====================================================================================

Total return c ..............................            6.61%           8.89%        14.13%        28.99%      (11.41)%       5.78%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........      $1,783,131      $1,633,022    $1,462,133    $1,301,620   $  918,983   $  977,558

Ratios to average net assets:

 Expenses d .................................            1.14% f,g       1.22% g       1.18% g       1.21%        1.15%        1.14%

 Net investment income ......................            1.53% f         1.58%         1.64%         1.13%        1.53%        1.12%

Portfolio turnover rate .....................           24.30%          35.36%        29.17%        49.61%       52.27%       55.25%

Ratios to average net assets, excluding
 dividend expense on securities
 sold short:

 Expenses ...................................            1.12% f         1.17%         1.17%         1.18%        1.14%        1.13%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Mutual Beacon Fund

                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2006                          YEAR ENDED DECEMBER 31,
CLASS B                                          (UNAUDITED)             2005          2004          2003         2002         2001
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ........      $    15.09      $    15.54    $    14.06    $    11.07   $    12.80   $    13.18
                                               ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................            0.06            0.14          0.15          0.05         0.11         0.06

 Net realized and unrealized gains (losses) .            0.87            1.14          1.71          3.06        (1.63)        0.60
                                               ------------------------------------------------------------------------------------
Total from investment operations ............            0.93            1.28          1.86          3.11        (1.52)        0.66
                                               ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................           (0.03)          (0.14)        (0.23)        (0.12)       (0.10)       (0.10)

 Net realized gains .........................           (0.40)          (1.59)        (0.15)           --        (0.11)       (0.94)
                                               ------------------------------------------------------------------------------------
Total distributions .........................           (0.43)          (1.73)        (0.38)        (0.12)       (0.21)       (1.04)
                                               ------------------------------------------------------------------------------------
Redemption fees .............................              -- e            -- e          -- e          --           --           --
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ..............      $    15.59      $    15.09    $    15.54    $    14.06   $    11.07   $    12.80
                                               ====================================================================================

Total return c ..............................            6.31%           8.17%        13.32%        28.22%      (11.96)%       5.12%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........      $  185,634      $  186,169    $  186,840    $  155,572   $  100,405   $   64,512

Ratios to average net assets:

 Expenses d .................................            1.84% f,g       1.89% g       1.83% g       1.86%        1.80%        1.79%

 Net investment income ......................            0.83% f         0.91%         0.99%         0.48%        0.88%        0.44%

Portfolio turnover rate .....................           24.30%          35.36%        29.17%        49.61%       52.27%       55.25%

Ratios to average net assets, excluding
 dividend expense on securities
 sold short:

 Expenses ...................................            1.82% f         1.84%         1.82%         1.83%        1.79%        1.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2006                          YEAR ENDED DECEMBER 31,
CLASS C                                          (UNAUDITED)             2005          2004          2003         2002         2001
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ........      $    15.33      $    15.77    $    14.26    $    11.22   $    12.94   $    13.28
                                               ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................            0.07            0.15          0.14          0.06         0.11         0.07

 Net realized and unrealized gains (losses) .            0.87            1.14          1.74          3.09        (1.64)        0.60
                                               ------------------------------------------------------------------------------------
Total from investment operations ............            0.94            1.29          1.88          3.15        (1.53)        0.67
                                               ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................           (0.03)          (0.14)        (0.23)        (0.11)       (0.08)       (0.07)

 Net realized gains .........................           (0.40)          (1.59)        (0.14)           --        (0.11)       (0.94)
                                               ------------------------------------------------------------------------------------
Total distributions .........................           (0.43)          (1.73)        (0.37)        (0.11)       (0.19)       (1.01)
                                               ------------------------------------------------------------------------------------
Redemption fees .............................              -- e            -- e          -- e          --           --           --
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ..............      $    15.84      $    15.33    $    15.77    $    14.26   $    11.22   $    12.94
                                               ====================================================================================

Total return c ..............................            6.28%           8.12%        13.39%        28.24%      (11.99)%       5.06%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........      $  724,999      $  697,400    $  658,813    $  579,825   $  443,683   $  482,080

Ratios to average net assets:

 Expenses d .................................            1.84% f,g       1.89% g       1.83% g       1.86%        1.79%        1.78%

 Net investment income ......................            0.83% f         0.91%         0.99%         0.48%        0.89%        0.48%

Portfolio turnover rate .....................           24.30%          35.36%        29.17%        49.61%       52.27%       55.25%

Ratios to average net assets, excluding
 dividend expense on securities
 sold short:

 Expenses ...................................            1.82% f         1.84%         1.82%         1.83%        1.78%        1.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect the contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 91.2%
      AIRLINES 0.4%
    a ACE Aviation Holdings Inc., A ..................................         Canada              902,761       $     25,194,647
  a,b ACE Aviation Holdings Inc., A, 144A ............................         Canada               46,508              1,297,965
                                                                                                                 ----------------
                                                                                                                       26,492,612
                                                                                                                 ----------------
      AUTO COMPONENTS 0.0% c
  a,d Lancer Industries Inc., B ......................................     United States                 1                845,369
                                                                                                                 ----------------
      AUTOMOBILES 0.5%
      General Motors Corp. ...........................................     United States           693,957             20,672,979
  a,d International Automotive Components Group Brazil LLC ...........         Brazil              977,250                977,250
  a,d International Automotive Components Group LLC ..................       Luxembourg          9,677,100              9,677,100
                                                                                                                 ----------------
                                                                                                                       31,327,329
                                                                                                                 ----------------
      BEVERAGES 2.5%
      Brown-Forman Corp., A ..........................................     United States           308,260             22,133,068
      Brown-Forman Corp., B ..........................................     United States           362,618             25,909,056
      Carlsberg AS, A ................................................        Denmark               74,900              5,138,099
      Carlsberg AS, B ................................................        Denmark              671,304             49,101,974
      Coca-Cola Enterprises Inc. .....................................     United States           128,539              2,618,340
      Pernod Ricard SA ...............................................         France              252,985             50,162,817
                                                                                                                 ----------------
                                                                                                                      155,063,354
                                                                                                                 ----------------
      CHEMICALS 0.9%
    a Arkema .........................................................         France              262,000             10,225,839
      Koninklijke DSM NV .............................................      Netherlands            683,349             28,463,113
      Linde AG .......................................................        Germany              261,600             20,172,811
    a Linde AG, rts., 7/10/06 ........................................        Germany               33,500                129,422
                                                                                                                 ----------------
                                                                                                                       58,991,185
                                                                                                                 ----------------
      COMMERCIAL BANKS 9.6%
      Banca Intesa SpA ...............................................         Italy            10,279,630             60,227,995
      Bank of Ireland ................................................        Ireland              136,441              2,434,863
      BNP Paribas SA .................................................         France              681,580             65,262,557
      Chinatrust Financial Holding Co. Ltd. ..........................         Taiwan           58,034,000             48,139,793
      Danske Bank AS .................................................        Denmark            1,454,680             55,383,593
a,d,e FE Capital Holdings Ltd. .......................................         Japan                13,981             33,868,953
      ForeningsSparbanken AB (Swedbank), A ...........................         Sweden            1,956,390             51,390,569
      Mitsubishi UFJ Financial Group Inc. ............................         Japan                 5,528             77,284,285
  a,d NCB Warrant Holdings Ltd., A ...................................         Japan                67,420             10,888,330
      North Fork Bancorp Inc. ........................................     United States           927,900             27,994,743
      Societe Generale, A ............................................         France               48,616              7,152,082
      Sumitomo Mitsui Financial Group Inc. ...........................         Japan                 2,942             31,105,072
      Svenska Handelsbanken AB, A ....................................         Sweden            2,577,705             66,457,395
      U.S. Bancorp ...................................................     United States           586,430             18,108,958
      Wachovia Corp. .................................................     United States           831,320             44,957,786
                                                                                                                 ----------------
                                                                                                                      600,656,974
                                                                                                                 ----------------
      COMMERCIAL SERVICES & SUPPLIES 0.2%
      ARAMARK Corp., B ...............................................     United States           366,300             12,128,193
    a Comdisco Holding Co. Inc. ......................................     United States               630                  9,645
  a,f Comdisco Holding Co. Inc., Contingent Distribution .............     United States        54,914,113                     --


18 | Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
  a,f Safety Kleen Corp., Contingent Distribution ....................     United States           630,000       $             --
                                                                                                                 ----------------
                                                                                                                       12,137,838
                                                                                                                 ----------------
      COMPUTERS & PERIPHERALS 2.2%
a,d,e DecisionOne Corp. ..............................................     United States         1,142,353                814,498
    a Dell Inc. ......................................................     United States         1,297,310             31,667,337
      International Business Machines Corp. ..........................     United States           593,820             45,617,252
    a Lexmark International Inc., A ..................................     United States         1,001,030             55,887,505
                                                                                                                 ----------------
                                                                                                                      133,986,592
                                                                                                                 ----------------
      CONTAINERS & PACKAGING 1.2%
      Temple-Inland Inc. .............................................     United States         1,672,900             71,717,223
                                                                                                                 ----------------
      DIVERSIFIED FINANCIAL SERVICES 3.5%
      Capital One Financial Corp. ....................................     United States           342,380             29,256,371
      Citigroup Inc. .................................................     United States         1,340,150             64,648,836
      Fortis .........................................................        Belgium            3,044,469            103,869,972
      Leucadia National Corp. ........................................     United States           612,880             17,889,967
  a,f Marconi Corp., Contingent Distribution .........................     United Kingdom       42,651,300                     --
                                                                                                                 ----------------
                                                                                                                      215,665,146
                                                                                                                 ----------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 6.5%
a,d,g AboveNet Inc. ..................................................     United States           439,477             13,465,575
a,f,g AboveNet Inc., Contingent Distribution .........................     United States        61,502,000                     --
a,d,g AboveNet Inc., Sep. 20.95 Calls, 9/09/13 .......................     United States               408                  7,772
a,d,g AboveNet Inc., wts., 9/08/08 ...................................     United States            14,770                354,480
a,d,g AboveNet Inc., wts., 9/08/10 ...................................     United States            17,376                361,421
      BellSouth Corp. ................................................     United States         1,935,920             70,080,304
      Chunghwa Telecom Co. Ltd., ADR .................................         Taiwan            1,670,170             30,848,040
    a Embarq Corp. ...................................................     United States           442,918             18,155,209
  a,f Global Crossing Holdings Ltd., Contingent Distribution .........     United States        60,632,757                     --
      NTL Inc. .......................................................     United Kingdom        3,991,350             99,384,615
      Sprint Nextel Corp. ............................................     United States         2,615,960             52,293,041
      Verizon Communications Inc. ....................................     United States         3,528,902            118,182,928
                                                                                                                 ----------------
                                                                                                                      403,133,385
                                                                                                                 ----------------
      ELECTRIC UTILITIES 0.8%
      E.ON AG ........................................................        Germany              441,388             50,818,106
                                                                                                                 ----------------
      FOOD & STAPLES RETAILING 1.2%
      Carrefour SA ...................................................         France            1,247,291             73,142,170
                                                                                                                 ----------------
      FOOD PRODUCTS 6.1%
      Cadbury Schweppes PLC ..........................................     United Kingdom        4,497,511             43,373,268
    e Farmer Brothers Co. ............................................     United States         1,033,896             22,414,865
      Groupe Danone ..................................................         France              516,490             65,642,518
      Nestle SA ......................................................      Switzerland            198,235             62,270,228
    g Orkla ASA ......................................................         Norway            2,332,900            108,137,381
    a Pan Fish ASA ...................................................         Norway           72,384,735             78,386,413
                                                                                                                 ----------------
                                                                                                                      380,224,673
                                                                                                                 ----------------
      HEALTH CARE EQUIPMENT & SUPPLIES 2.1%
      Bausch & Lomb Inc. .............................................     United States           637,690             31,272,318


                                                          Semiannual Report | 19

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
    a Boston Scientific Corp. ........................................     United States         2,653,930       $     44,692,181
      Hillenbrand Industries Inc. ....................................     United States         1,170,900             56,788,650
                                                                                                                 ----------------
                                                                                                                      132,753,149
                                                                                                                 ----------------
      HEALTH CARE PROVIDERS & SERVICES 0.9%
      Aetna Inc. .....................................................     United States           422,090             16,854,054
a,d,g Kindred Healthcare Inc. ........................................     United States         1,639,289             40,490,438
a,d,g Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ..............     United States               982                 15,344
a,d,g Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 .............     United States               650                     --
a,d,g Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .............     United States             1,314                     --
a,d,g Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15 .............     United States               271                     --
a,d,g Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .............     United States             4,380                  4,161
                                                                                                                 ----------------
                                                                                                                       57,363,997
                                                                                                                 ----------------
      HOTELS, RESTAURANTS & LEISURE 0.3%
  a,e FHC Delaware Inc. ..............................................     United States           507,977              1,816,119
    a Trump Entertainment Resorts Inc. ...............................     United States           895,133             18,036,930
                                                                                                                 ----------------
                                                                                                                       19,853,049
                                                                                                                 ----------------
      INDUSTRIAL CONGLOMERATES 1.9%
      Siemens AG .....................................................        Germany              310,000             26,986,419
      Tyco International Ltd. ........................................     United States         3,315,940             91,188,350
                                                                                                                 ----------------
                                                                                                                      118,174,769
                                                                                                                 ----------------
      INSURANCE 10.0%
    a Alleghany Corp. ................................................     United States           166,286             45,954,799
    a Berkshire Hathaway Inc., A .....................................     United States               741             67,919,319
    a Berkshire Hathaway Inc., B .....................................     United States            38,925            118,448,775
      Hartford Financial Services Group Inc. .........................     United States           538,210             45,532,566
      Montpelier Re Holdings Ltd. ....................................        Bermuda              388,350              6,714,571
      Old Republic International Corp. ...............................     United States         2,217,426             47,386,394
  a,d Olympus Re Holdings Ltd. .......................................        Bermuda              106,700                     --
      Prudential Financial Inc. ......................................     United States           541,900             42,105,630
  a,d Symetra Financial ..............................................     United States           511,600             58,834,000
      White Mountains Insurance Group Ltd. ...........................     United States           389,021            189,453,227
                                                                                                                 ----------------
                                                                                                                      622,349,281
                                                                                                                 ----------------
      LEISURE EQUIPMENT & PRODUCTS 1.1%
      Mattel Inc. ....................................................     United States         3,970,652             65,555,465
                                                                                                                 ----------------
      MACHINERY 1.5%
    a AGCO Corp. .....................................................     United States         3,518,300             92,601,656
                                                                                                                 ----------------
      MARINE 0.5%
      A P Moller - Maersk A/S ........................................        Denmark                3,885             30,248,759
                                                                                                                 ----------------
      MEDIA 9.5%
      CBS Corp., B ...................................................     United States           851,050             23,020,903
      Clear Channel Communications Inc. ..............................     United States         2,155,820             66,722,629
    a Comcast Corp., A ...............................................     United States         2,032,710             66,632,234
    d Hollinger International Inc., A ................................     United States           985,458              7,517,566
    a Liberty Media Holding Corp. - Capital, A .......................     United States           347,868             29,140,902
    a Liberty Media Holding Corp. - Interactive, A ...................     United States         1,000,640             17,271,047


20 | Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      MEDIA (CONTINUED)
      McClatchy Co., A ...............................................     United States            93,659       $      3,757,599
      News Corp., A ..................................................     United States         8,154,300            156,399,474
      Time Warner Inc. ...............................................     United States         3,929,600             67,982,080
    a TVMAX Holdings Inc. ............................................     United States           133,855                133,855
    a Univision Communications Inc., A ...............................     United States           736,100             24,659,350
    a Viacom Inc., B .................................................     United States         1,210,650             43,389,696
      Washington Post Co., B .........................................     United States           107,530             83,874,475
                                                                                                                 ----------------
                                                                                                                      590,501,810
                                                                                                                 ----------------
      METALS & MINING 0.3%
      Arcelor ........................................................       Luxembourg            163,010              7,869,943
      Goldcorp Inc. ..................................................         Canada              100,281              3,023,299
a,d,e PMG LLC ........................................................     United States            38,842              6,758,459
    a Rio Narcea Gold Mines Ltd. .....................................         Canada            1,213,700              2,381,403
                                                                                                                 ----------------
                                                                                                                       20,033,104
                                                                                                                 ----------------
      MULTI-UTILITIES & UNREGULATED POWER 1.8%
      NorthWestern Corp. .............................................     United States           391,751             13,456,647
  a,f NorthWestern Corp., Contingent Distribution ....................     United States        11,863,900              1,174,967
    a NorthWestern Corp., wts., 11/01/07 .............................     United States            21,154                204,559
      RWE AG .........................................................        Germany              380,190             31,661,911
      Suez SA ........................................................         France            1,580,555             65,712,565
                                                                                                                 ----------------
                                                                                                                      112,210,649
                                                                                                                 ----------------
      OIL, GAS & CONSUMABLE FUELS 0.5%
a,d,e Anchor Resources LLC ...........................................     United States            69,184                     --
      Kerr-McGee Corp. ...............................................     United States           438,800             30,430,780
      Oil & Natural Gas Corp. Ltd. ...................................         India                53,673              1,296,259
                                                                                                                 ----------------
                                                                                                                       31,727,039
                                                                                                                 ----------------
      PAPER & FOREST PRODUCTS 3.7%
      International Paper Co. ........................................     United States         1,816,620             58,676,826
      Weyerhaeuser Co. ...............................................     United States         2,709,391            168,659,590
                                                                                                                 ----------------
                                                                                                                      227,336,416
                                                                                                                 ----------------
      PHARMACEUTICALS 3.2%
      Pfizer Inc. ....................................................     United States         3,019,010             70,856,165
      Sanofi-Aventis .................................................         France              695,180             67,854,280
      Valeant Pharmaceuticals International ..........................     United States           997,800             16,882,776
      Wyeth ..........................................................     United States         1,023,300             45,444,753
                                                                                                                 ----------------
                                                                                                                      201,037,974
                                                                                                                 ----------------
      REAL ESTATE 3.1%
      iStar Financial Inc. ...........................................     United States         1,230,134             46,437,558
    a Alexander's Inc. ...............................................     United States            38,800             10,544,288
      Canary Wharf Group PLC .........................................     United Kingdom       10,069,634             56,478,311
      The Mills Corp. ................................................     United States         1,096,200             29,323,350
  a,d Security Capital European Realty ...............................       Luxembourg             20,244                127,132
    h The St. Joe Co. ................................................     United States           695,598             32,373,131
      Ventas Inc. ....................................................     United States           608,900             20,629,532
                                                                                                                 ----------------
                                                                                                                      195,913,302
                                                                                                                 ----------------


                                                          Semiannual Report | 21

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      ROAD & RAIL 1.6%
  d,e Florida East Coast Industries Inc. .............................     United States         1,967,636       $     97,818,072
                                                                                                                 ----------------
      SOFTWARE 1.2%
      Microsoft Corp. ................................................     United States         3,322,880             77,423,104
                                                                                                                 ----------------
      THRIFTS & MORTGAGE FINANCE 2.6%
      Countrywide Financial Corp. ....................................     United States           498,980             19,001,158
      Hudson City Bancorp Inc. .......................................     United States         3,854,980             51,386,884
      Sovereign Bancorp Inc. .........................................     United States         2,146,830             43,602,117
      Washington Mutual Inc. .........................................     United States         1,080,960             49,270,157
                                                                                                                 ----------------
                                                                                                                      163,260,316
                                                                                                                 ----------------
      TOBACCO 9.8%
      Altadis SA .....................................................         Spain             2,658,610            125,701,957
    i Altria Group Inc. ..............................................     United States         1,710,989            125,637,922
      British American Tobacco PLC ...................................     United Kingdom        3,659,976             92,183,023
      British American Tobacco PLC, ADR ..............................     United Kingdom           40,400              2,048,684
      Imperial Tobacco Group PLC .....................................     United Kingdom        2,532,443             78,161,272
      KT&G Corp. .....................................................      South Korea            835,850             48,807,473
    b KT&G Corp., GDR, 144A ..........................................      South Korea          1,579,000             44,212,000
    i Reynolds American Inc. .........................................     United States           826,818             95,332,116
                                                                                                                 ----------------
                                                                                                                      612,084,447
                                                                                                                 ----------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $4,346,683,196) .........................................                                              5,682,448,314
                                                                                                                 ----------------
      PREFERRED STOCKS 0.8%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% c
  a,d PTV Inc., 10.00%, pfd., A ......................................     United Kingdom          114,246                262,766
                                                                                                                 ----------------
      METALS & MINING 0.5%
d,e,g Esmark Inc., 10.00%, cvt. pfd., A ..............................     United States            28,644             28,202,882
                                                                                                                 ----------------
      REAL ESTATE 0.3%
      iStar Financial Inc., 7.80%, pfd. ..............................     United States           770,100             19,048,424
                                                                                                                 ----------------
      TOTAL PREFERRED STOCKS (COST $48,239,238) ......................                                                 47,514,072
                                                                                                                 ----------------

                                                                                            ------------------
                                                                                            PRINCIPAL AMOUNT j
                                                                                            ------------------
      CORPORATE BONDS & NOTES 2.0%
    b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .........         Canada            1,993,000 CAD          1,696,322
    b Dana Credit Corp., 144A, 8.375%, 8/15/07 .......................     United States           287,000                282,695
  d,e DecisionOne Corp., 12.00%, 4/15/10 .............................     United States         1,276,627              1,276,627
      Eurotunnel PLC,
         Participating Loan Note, 1.00%, 4/30/40 .....................     United Kingdom          858,000 GBP            237,998
       k S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 .....     United Kingdom          290,000 GBP            150,159
       k Tier 2, FRN, 5.863%, 12/31/18 ...............................     United Kingdom        7,592,095 GBP         13,688,689
       k Tier 3, FRN, 5.895%, 12/31/25 ...............................     United Kingdom       28,404,485 GBP         37,294,164
      Eurotunnel SA,
       k S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 ......         France                6,000 EUR              2,149
       k S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ......         France              123,000 EUR             44,057
         Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 ..         France              605,300 EUR            766,587
       k Tier 2 (LIBOR), FRN, 3.903%, 12/31/18 .......................         France            1,880,987 EUR          2,346,096


22 | Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY       PRINCIPAL AMOUNT j        VALUE
---------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONTINUED)
      Eurotunnel SA, (continued)
       k Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 .......................         France              832,034 EUR   $      1,037,770
       k Tier 3 (LIBOR), FRN, 4.30%, 12/31/25 ........................         France           20,347,101 EUR         18,480,611
       k Tier 3 (PIBOR), FRN, 3.903%, 12/31/25 .......................         France            1,048,320 EUR            952,155
    k Motor Coach Industries International Inc., FRN, 18.231%,
       12/01/08 ......................................................     United States        29,547,850             30,138,807
      Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ...............     United States        17,380,260             16,793,676
      TVMAX Holdings Inc., PIK,
         11.50%, 8/31/06 .............................................     United States           316,388                316,388
       l 14.00%, 8/31/06 .............................................     United States           694,069                694,069
                                                                                                                 ----------------
      TOTAL CORPORATE BONDS & NOTES (COST $110,375,344) ..............                                                126,199,019
                                                                                                                 ----------------
      CORPORATE BONDS & NOTES IN REORGANIZATION 1.6%
    m Adelphia Communications Corp.,
         9.25%, 10/01/02 .............................................     United States         3,244,000              1,759,870
         8.125%, 7/15/03 .............................................     United States           825,000                453,750
         7.50%, 1/15/04 ..............................................     United States         2,160,000              1,188,000
         10.50%, 7/15/04 .............................................     United States         3,375,000              1,839,375
         9.875%, 3/01/05 .............................................     United States         1,304,000                717,200
         10.25%, 11/01/06 ............................................     United States         5,565,000              3,005,100
         9.875%, 3/01/07 .............................................     United States           493,000                273,615
         8.375%, 2/01/08 .............................................     United States         4,959,000              2,752,245
         7.75%, 1/15/09 ..............................................     United States        10,231,000              5,627,050
         7.875%, 5/01/09 .............................................     United States         4,398,000              2,374,920
         9.375%, 11/15/09 ............................................     United States         4,390,000              2,480,350
         senior note, 10.875%, 10/01/10 ..............................     United States         4,080,000              2,244,000
         senior note, 10.25%, 6/15/11 ................................     United States         4,305,000              2,496,900
    m Armstrong World Industries Inc.,
         6.35%, 8/15/03 ..............................................     United States         8,088,000              5,904,240
         6.50%, 8/15/05 ..............................................     United States           723,000                527,790
         9.75%, 4/15/08 ..............................................     United States         2,583,000              1,885,590
         7.45%, 5/15/29 ..............................................     United States         1,519,000              1,108,870
         Revolver, 10/29/03 ..........................................     United States         1,880,775              1,325,946
         Trade Claim .................................................     United States         5,042,800              3,504,746
    m Century Communications Corp.,
         8.875%, 1/15/07 .............................................     United States           266,000                267,330
         8.75%, 10/01/07 .............................................     United States         2,620,000              2,620,000
         8.375%, 12/15/07 ............................................     United States           500,000                505,000
         senior note, 9.50%, 3/01/05 .................................     United States           773,000                776,865
         Series B, zero cpn., senior disc. note, 1/15/08 .............     United States         4,386,000              2,653,530
         zero cpn., 3/15/03 ..........................................     United States         8,441,000              7,639,105
    k Collins & Aikman Products Co.,
         Revolver, FRN, 11.50%, 8/31/09 ..............................     United States           451,304                422,340
         Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ..................     United States         1,061,996                994,358
    m Dana Corp.,
         5.85%, 1/15/15 ..............................................     United States        11,335,000              8,614,600
         7.00%, 3/01/29 ..............................................     United States         2,425,000              1,903,625
    m Owens Corning, Revolver,
       l l6/26/02 ....................................................     United States        18,072,359             28,463,965
         6/26/02 .....................................................     United States         1,429,000              2,286,400


                                                          Semiannual Report | 23

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY       PRINCIPAL AMOUNT j        VALUE
---------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
    m Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ........     United States            50,000       $             50
                                                                                                                 ----------------
      TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
       (COST $90,729,263) ............................................                                                 98,616,725
                                                                                                                 ----------------
                                                                                            ----------------
                                                                                            SHARES/PRINCIPAL
                                                                                                AMOUNT j
                                                                                            ----------------
      COMPANIES IN LIQUIDATION 0.0% c
    a MBOP Liquidating Trust .........................................     United States           205,135                     --
    a United Cos. Financial Corp., Bank Claim ........................     United States           112,077                     --
                                                                                                                 ----------------
      TOTAL COMPANIES IN LIQUIDATION (COST $--) ......................                                                         --
                                                                                                                 ----------------
      GOVERNMENT AGENCIES 2.8%
    n Federal Home Loan Bank, 0.00% - 3.60%, 7/03/06 - 7/02/07 .......     United States       163,300,000            162,168,198
    n U.S. Treasury Bill, 10/19/06 ...................................     United States        10,000,000              9,854,190
                                                                                                                 ----------------
      TOTAL GOVERNMENT AGENCIES (COST $172,683,832) ..................                                                172,022,388
                                                                                                                 ----------------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
       (COST $4,768,710,873) .........................................                                              6,126,800,518
                                                                                                                 ----------------
  o,p INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
         LOANED SECURITIES 0.5%
      REPURCHASE AGREEMENTS 0.5%
      Bank of America LLC, 5.30%, 7/03/06 (Maturity Value
       $3,911,727) Collateralized by U.S. Government Agency
       Securities, 5.00%, 7/01/35 - 2/01/36 ..........................     United States         3,910,000              3,910,000
      Deutsche Bank Securities Inc., 5.25%, 7/03/06 (Maturity Value
       $6,002,625) Collateralized by  n U.S. Government Agency
       Securities, 0.00 - 5.50%, 8/21/06 - 5/15/30 ...................     United States         6,000,000              6,000,000
      Goldman Sachs & Co., 5.29%, 7/03/06 (Maturity Value
       $6,002,645) Collateralized by U.S. Government Agency
       Securities, 2.841 - 8.00%, 6/01/09 - 10/01/40 .................     United States         6,000,000              6,000,000
      J.P. Morgan Securities, 5.30%, 7/03/06 (Maturity Value
       $6,002,650) Collateralized by U.S. Government Agency
       Securities, 3.885 - 10.00%, 1/01/07 - 7/01/36 .................     United States         6,000,000              6,000,000
      Merrill Lynch GSI, 5.25%, 7/03/06 (Maturity Value $6,002,625)
       Collateralized by  n U.S. Government Agency Securities,
       0.00 - 6.77%, 8/15/06 - 3/14/36 ...............................     United States         6,000,000              6,000,000
      Morgan Stanley & Co. Inc., 5.33%, 7/03/06 (Maturity Value
       $6,002,665) Collateralized by  n U.S. Government Agency
       Securities, 0.00 - 9.50%, 7/03/06 - 4/01/44 ...................     United States         6,000,000              6,000,000
                                                                                                                 ----------------
      TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
       LOANED SECURITIES (COST $33,910,000) ..........................                                                 33,910,000
                                                                                                                 ----------------
      TOTAL INVESTMENTS (COST $4,802,620,873) 98.9% ..................                                              6,160,710,518
      OPTIONS WRITTEN 0.0% c .........................................                                                   (367,515)
      SECURITIES SOLD SHORT (1.0)% ...................................                                                (63,283,164)
      NET UNREALIZED LOSS ON FORWARD EXCHANGE
       CONTRACTS (0.7)% ..............................................                                                (46,127,218)
      OTHER ASSETS, LESS LIABILITIES 2.8% ............................                                                177,801,882
                                                                                                                 ----------------
      NET ASSETS 100.0% ..............................................                                           $  6,228,734,503
                                                                                                                 ================


24 | Semiannual Report

Mutual Beacon Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY          CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
    q OPTIONS WRITTEN 0.0% c
      AUTOMOBILES 0.0% c
      General Motors Corp., Jul. 30.00 Calls, 7/22/06 ................     United States             2,241       $        313,740
                                                                                                                 ----------------
      HEALTH CARE EQUIPMENT & SUPPLIES 0.0% c
      Bausch & Lomb Inc., Jul. 55.00 Calls, 7/22/06 ..................     United States               600                 18,000
      Bausch & Lomb Inc., Aug. 55.00 Calls, 08/19/06 .................     United States               477                 35,775
                                                                                                                 ----------------
                                                                                                                           53,775
                                                                                                                 ----------------
      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $390,217) .............                                                    367,515
                                                                                                                 ================

                                                                                             -------------
                                                                                                SHARES
                                                                                             -------------
    r SECURITIES SOLD SHORT 1.0%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
      AT&T Inc. ......................................................     United States         1,269,694             35,411,766
                                                                                                                 ----------------
      FOOD PRODUCTS 0.4%
      Kraft Foods Inc., A ............................................     United States           901,987             27,871,398
                                                                                                                 ----------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $63,611,088) .............                                           $     63,283,164
                                                                                                                 ================


                                                          Semiannual Report | 25

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

CURRENCY ABBREVIATIONS

CAD    -  Canadian Dollar
EUR    -  Euro
GBP    -  British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR    -  American Depository Receipt
FRN    -  Floating Rate Note
GDR    -  Global Depository Receipt
LIBOR  -  London InterBank Offered Rate
PIBOR  -  Paris InterBank Offered Rate
PIK    -  Payment In Kind

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the aggregate value of these securities was $47,488,982, representing 0.76% of net assets.

c     Rounds to less than 0.1% of net assets.

d     See Note 11 regarding restricted securities.

e     See Note 13 regarding holdings of 5% voting securities.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g     See Note 14 regarding other considerations.

h     A portion or all of the security is on loan as of June 30, 2006. See Note
      1(h).

i See Note 1(g) regarding securities segregated with broker for securities sold short.

j     The principal amount is stated in U.S. dollars unless otherwise indicated.

k     The coupon rate shown represents the rate at period end.

l     See Note 12 regarding unfunded loan commitments.

m     See Note 10 regarding defaulted securities.

n A portion or all of the security is traded on a discount basis with no stated coupon rate.

o     See Note 1(c) regarding repurchase agreements.

p     See Note 1(h) regarding securities on loan.

q     See Note 1(f) regarding written options.

r     See Note 1(g) regarding securities sold short.


26 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers...........................................................................    $4,665,995,415
  Cost - Controlled affiliated issuers (Note 13)........................................................         2,718,920
  Cost - Non-controlled affiliated issuers (Note 13)....................................................        99,996,538
  Cost - Repurchase agreements..........................................................................        33,910,000
                                                                                                            --------------
  Total cost of investments.............................................................................    $4,802,620,873
                                                                                                            ==============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $55,588,000)........................................................................    $5,933,830,043
  Value - Controlled affiliated issuers (Note 13).......................................................         6,758,459
  Value - Non-controlled affiliated issuers (Note 13)...................................................       186,212,016
  Value - Repurchase aggrements.........................................................................        33,910,000
                                                                                                            --------------
  Total value of investments............................................................................     6,160,710,518
 Cash...................................................................................................            31,455
 Foreign currency, at value (cost $65,975,445)..........................................................        66,506,618
 Receivables:
  Investment securities sold............................................................................        72,632,419
  Capital shares sold...................................................................................         7,267,535
  Dividends and interest................................................................................        10,863,248
  Other (Note 15).......................................................................................           500,681
 Unrealized gain on forward exchange contracts (Note 8).................................................         5,586,824
 Unrealized gain on unfunded loan commitments (Note 12).................................................           883,781
 Cash on deposits with brokers for securities sold short................................................        75,683,680
 Due from broker - synthetic equity swaps (Note 7)......................................................        11,302,996
 Other assets...........................................................................................        11,725,350
                                                                                                            --------------
      Total assets......................................................................................     6,423,695,105
                                                                                                            --------------
Liabilities:
 Payables:
   Investment securities purchased......................................................................        33,727,280
   Capital shares redeemed..............................................................................         4,714,230
   Affiliates ..........................................................................................         6,288,666
  Options written, at value (premiums received $390,217)................................................           367,515
  Securities sold short, at value (proceeds $63,611,088)................................................        63,283,164
  Payable upon return of securities loaned..............................................................        33,910,000
  Unrealized loss on forward exchange contracts (Note 8)................................................        51,714,042
  Accrued expenses and other liabilities................................................................           955,705
                                                                                                            --------------
      Total liabilities.................................................................................       194,960,602
                                                                                                            --------------
        Net assets, at value............................................................................    $6,228,734,503
                                                                                                            ==============
Net assets consist of:
 Paid-in capital........................................................................................    $4,416,897,510
 Undistributed net investment income....................................................................        37,380,753
 Net unrealized appreciation (depreciation).............................................................     1,315,697,306
 Accumulated net realized gain (loss)...................................................................       458,758,934
                                                                                                            --------------
        Net assets, at value............................................................................    $6,228,734,503
                                                                                                            ==============


                     Semiannual Report | See notes to financial statements. | 27

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS Z:
 Net assets, at value...................................................................................    $3,534,970,505
                                                                                                            ==============
 Shares outstanding.....................................................................................       219,374,142
                                                                                                            ==============
 Net asset value and maximum offering price per share a.................................................    $        16.11
                                                                                                            ==============
CLASS A:
 Net assets, at value...................................................................................    $1,783,131,128
                                                                                                            ==============
 Shares outstanding.....................................................................................       111,354,543
                                                                                                            ==============
 Net asset value per share a............................................................................    $        16.01
                                                                                                            ==============
 Maximum offering price per share (net asset value per share / 94.25%)..................................    $        16.99
                                                                                                            ==============
CLASS B:
 Net assets, at value...................................................................................    $  185,634,029
                                                                                                            ==============
 Shares outstanding.....................................................................................        11,909,780
                                                                                                            ==============
 Net asset value and maximum offering price per share a.................................................    $        15.59
                                                                                                            ==============
CLASS C:
 Net assets, at value...................................................................................    $  724,998,841
                                                                                                            ==============
 Shares outstanding.....................................................................................        45,765,151
                                                                                                            ==============
 Net asset value and maximum offering price per share a.................................................    $        15.84
                                                                                                            ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


28 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $4,814,756)
  Unaffiliated issuers..................................................................................    $   66,897,003
  Non-controlled affiliated issuers (Note 13)...........................................................         1,893,338
 Interest
  Unaffiliated issuers..................................................................................        12,254,332
  Non-controlled affiliated issuers (Note 13)...........................................................            75,079
 Income from securities loaned - net....................................................................           489,259
 Other income (Note 15).................................................................................           500,681
                                                                                                            --------------
      Total investment income...........................................................................        82,109,692
                                                                                                            --------------
Expenses:
 Management fees (Note 3a)..............................................................................        18,235,746
 Administrative fees (Note 3b)..........................................................................         2,347,802
 Distribution fees (Note 3c)
  Class A...............................................................................................         2,611,810
  Class B...............................................................................................           945,797
  Class C...............................................................................................         3,610,173
 Transfer agent fees (Note 3e)..........................................................................         2,649,476
 Custodian fees (Note 4)................................................................................           410,280
 Reports to shareholders................................................................................           187,606
 Registration and filing fees...........................................................................           131,692
 Professional fees......................................................................................         1,072,509
 Directors' fees and expenses...........................................................................            48,506
 Dividends on securities sold short.....................................................................           591,629
 Other..................................................................................................            99,428
                                                                                                            --------------
      Total expenses....................................................................................        32,942,454
      Expense reductions (Note 4).......................................................................            (7,228)
                                                                                                            --------------
        Net expenses....................................................................................        32,935,226
                                                                                                            --------------
          Net investment income.........................................................................        49,174,466
                                                                                                            --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers.................................................................................       489,231,181
   Controlled affiliated issuers (Note 13)..............................................................           602,894
  Written options.......................................................................................           364,188
  Securities sold short.................................................................................           573,563
  Foreign currency transactions.........................................................................       (13,415,924)
  Swap agreements.......................................................................................           567,624
                                                                                                            --------------
        Net realized gain (loss)........................................................................       477,923,526
                                                                                                            --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments...........................................................................................       (53,960,730)
  Translation of assets and liabilities denominated in foreign currencies...............................       (79,437,220)
                                                                                                            --------------
        Net change in unrealized appreciation (depreciation)............................................      (133,397,950)
                                                                                                            --------------
Net realized and unrealized gain (loss).................................................................       344,525,576
                                                                                                            --------------
Net increase (decrease) in net assets resulting from operations.........................................    $  393,700,042
                                                                                                            ==============


                     Semiannual Report | See notes to financial statements. | 29

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ----------------------------------
                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                         JUNE 30, 2006         DECEMBER
                                                                                          (UNAUDITED)          31, 2005
                                                                                        ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................................................        $     49,174,466    $   96,021,200
  Net realized gain (loss) from investments, written options, securities sold
   short, foreign currency transactions, and swap agreements ...................             477,923,526       625,478,594
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies......            (133,397,950)     (221,336,916)
                                                                                        ----------------------------------
      Net increase (decrease) in net assets resulting from operations...........             393,700,042       500,162,878
                                                                                        ----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z......................................................................              (9,940,044)      (60,342,727)
   Class A......................................................................              (4,566,785)      (23,520,169)
   Class B......................................................................                (380,892)       (1,530,106)
   Class C......................................................................              (1,470,453)       (5,682,282)
  Net realized gains:
   Class Z......................................................................             (85,215,384)     (321,411,244)
   Class A......................................................................             (43,042,034)     (152,696,307)
   Class B......................................................................              (4,631,340)      (18,000,266)
   Class C......................................................................             (17,769,816)      (66,098,869)
                                                                                        ----------------------------------
 Total distributions to shareholders............................................            (167,016,748)     (649,281,970)
                                                                                        ----------------------------------
 Capital share transactions: (Note 2)
   Class Z......................................................................             (34,278,806)      155,432,764
   Class A......................................................................              89,415,822       215,432,427
   Class B......................................................................              (6,997,578)        4,237,354
   Class C......................................................................               3,651,380        57,084,985
                                                                                        ----------------------------------
 Total capital share transactions...............................................              51,790,818       432,187,530
                                                                                        ----------------------------------

 Redemption fees................................................................                   4,584            11,659
                                                                                        ----------------------------------
      Net increase (decrease) in net assets.....................................             278,478,696       283,080,097
Net assets:
 Beginning of period............................................................           5,950,255,807     5,667,175,710
                                                                                        ----------------------------------
 End of period .................................................................        $  6,228,734,503    $5,950,255,807
                                                                                        ==================================
Undistributed net investment income included in net assets:
 End of period .................................................................        $     37,380,753    $    4,564,461
                                                                                        ==================================


30 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940 (1940 Act). The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 31

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


32 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus


                                                          Semiannual Report | 33

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SYNTHETIC EQUITY SWAPS (CONTINUED)

or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.


34 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 1.55 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                     ------------------------------------------------------------
                                           SIX MONTHS ENDED                   YEAR ENDED
                                            JUNE 30, 2006                  DECEMBER 31, 2005
                                     ------------------------------------------------------------
                                       SHARES          AMOUNT           SHARES         AMOUNT
                                     ------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ......................    3,965,656   $   64,442,261       9,627,199   $ 157,823,087
 Shares issued in reinvestment of
  distributions ...................    5,639,653       88,598,748      22,556,761     353,149,844
 Shares redeemed ..................  (11,513,836)    (187,319,815)    (21,717,045)   (355,540,167)
                                     ------------------------------------------------------------
 Net increase (decrease) ..........   (1,908,527)  $  (34,278,806)     10,466,915   $ 155,432,764
                                     ============================================================
CLASS A SHARES:
 Shares sold ......................   12,349,039   $  199,744,240      20,638,795   $ 336,110,441
 Shares issued in reinvestment of
  distributions ...................    2,913,884       45,485,740      10,784,005     167,935,388
 Shares redeemed ..................   (9,660,954)    (155,814,158)    (17,798,261)   (288,613,402)
                                     ------------------------------------------------------------
 Net increase (decrease) ..........    5,601,969   $   89,415,822      13,624,539   $ 215,432,427
                                     ============================================================


36 | Semiannual Report

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

                                     ------------------------------------------------------------
                                           SIX MONTHS ENDED                   YEAR ENDED
                                            JUNE 30, 2006                  DECEMBER 31, 2005
                                     ------------------------------------------------------------
                                       SHARES          AMOUNT           SHARES         AMOUNT
                                     ------------------------------------------------------------
CLASS B SHARES:
 Shares sold ......................      104,414   $    1,633,644         441,856   $   6,909,193
 Shares issued in reinvestment of
  distributions ...................      300,587        4,568,914       1,187,718      18,082,957
 Shares redeemed ..................     (836,346)     (13,200,136)     (1,309,590)    (20,754,796)
                                     ------------------------------------------------------------
 Net increase (decrease) ..........     (431,345)  $   (6,997,578)        319,984   $   4,237,354
                                     ============================================================
CLASS C SHARES:
 Shares sold ......................    2,660,752   $   42,652,099       5,683,466   $  91,278,462
 Shares issued in reinvestment of
  distributions ...................    1,122,813       17,347,511       4,219,758      65,245,399
 Shares redeemed ..................   (3,525,065)     (56,348,230)     (6,181,561)    (99,438,876)
                                     ------------------------------------------------------------
 Net increase (decrease) ..........      258,500   $    3,651,380       3,721,663   $  57,084,985
                                     ============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
---------------------------------------------------------------------------
      0.600%            Up to and including $5 billion
      0.570%            Over $5 billion, up to and including $7 billion
      0.550%            Over $7 billion, up to and including $10 billion
      0.540%            In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
---------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion


                                                          Semiannual Report | 37

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ......................................................   1.00%
Class C ......................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charge received a .............................     $617,767
Contingent deferred sales charges retained ..............     $143,486

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

For the period ended June 30, 2006, the Fund paid transfer agent fees of $2,649,476, of which $1,853,385 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.


38 | Semiannual Report

Mutual Beacon Fund

5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................   $4,821,029,268
                                                         ==============

Unrealized appreciation ..............................   $1,504,908,832
Unrealized depreciation ..............................     (165,227,582)
                                                         --------------
Net unrealized appreciation (depreciation) ...........   $1,339,681,250
                                                         ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2006, aggregated $1,625,546,426 and $1,446,333,114, respectively.

Transactions in options written during the period ended June 30, 2006, were as follows:

                                             ----------------------
                                             NUMBER OF    PREMIUMS
                                             CONTRACTS    RECEIVED
                                             ----------------------
Options outstanding at
 December 31, 2005 ........................        300   $   25,199
Options written ...........................      8,218      839,650
Options expired ...........................     (3,300)    (364,188)
Options exercised .........................         --           --
Options closed.............................     (1,900)    (110,444)
                                             ----------------------
Options outstanding at
 June 30, 2006 ............................      3,318   $  390,217
                                             ======================


                                                          Semiannual Report | 39

Mutual Beacon Fund

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------------------------------
                                                               NUMBER OF       NOTIONAL     UNREALIZED
CONTRACTS TO BUY                                               CONTRACTS        VALUE      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
BOC Group PLC (15.45 - 15.69 GBP) .........................     2,206,955    $64,523,950   $    836,534
Christian Dior SA (46.76 - 54.99 EUR) .....................        72,087      7,068,456      2,560,653
                                                                                           ------------
Total contracts to buy .................................................................      3,397,187
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
                                                               NUMBER OF      NOTIONAL      UNREALIZED
CONTRACTS TO SELL                                              CONTRACTS        VALUE      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
 (54.61 - 61.76 EUR) ......................................        71,930    $ 7,140,477   $ (1,709,130)
                                                                                           ------------
Total contracts to sell ................................................................     (1,709,130)
                                                                                           ------------
Net unrealized gain (loss) .............................................................   $  1,688,057
                                                                                           ============

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

-------------------------------------------------------------------------------------------------------
                                                               CONTRACT      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                               AMOUNT a         DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
       7,850,000  British Pound ...........................    14,426,510      8/14/06     $    105,137
      11,269,724  Danish Krone ............................     1,909,152      8/21/06           30,509
       5,628,435  Norwegian Krone .........................       900,000      9/06/06            8,748
      19,440,682  Canadian Dollar .........................    17,363,343      9/25/06           99,983
                                                                                           ------------
                                                                                           $    244,377
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
                                                               CONTRACT      SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                              AMOUNT a         DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
     171,965,905  Norwegian Krone .........................    28,276,648        7/10/06   $    625,855
       8,250,000  Euro ....................................     5,727,991 GBP    8/14/06         15,828
      15,192,500  Norwegian Krone .........................     2,500,000        9/06/06         47,071
      29,835,280  Swiss Franc .............................    25,003,701        9/07/06        407,514
     430,072,567  Norwegian Krone .........................    72,146,236        9/07/06      2,703,373
       3,203,445  Swedish Krone ...........................       450,504        9/15/06          2,307
   3,976,300,625  Korean Won ..............................     4,237,500        9/25/06         33,934
       1,208,218  Canadian Dollar .........................     1,100,000        9/25/06         14,673
      19,125,000  British Pound............................    36,220,838       10/04/06        773,625
     517,382,250  Taiwan Dollar ...........................    16,275,000       12/06/06        283,362
      58,914,548  Euro ....................................    76,584,480       12/06/06        434,905
                                                                                           ------------
                                                                                              5,342,447
                                                                                           ------------
       Unrealized gain on forward exchange contracts ...................................   $  5,586,824
                                                                                           ------------


40 | Semiannual Report

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------------
                                                               CONTRACT      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                               AMOUNT a         DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
       6,996,966  Canadian Dollar .........................     6,321,915      9/25/06     $    (14,053)
                                                                                           ------------

-------------------------------------------------------------------------------------------------------
                                                               CONTRACT      SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                              AMOUNT a         DATE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
      50,726,483  Euro ....................................    60,361,529        7/17/06   $ (4,612,343)
      41,281,252  Euro ....................................    51,127,868        7/24/06     (1,775,452)
      37,754,298  British Pound ...........................    65,892,215        8/14/06     (3,997,229)
      26,025,000  British Pound ...........................    45,905,311        8/15/06     (2,272,382)
     601,001,018  Danish Krone ............................   102,284,001        8/21/06     (1,155,844)
      62,115,000  Euro ....................................    77,828,935        8/23/06     (1,932,696)
     468,992,685  Norwegian Krone .........................    72,061,759        9/06/06     (3,660,200)
      45,557,500  British Pound ...........................    79,293,331        9/08/06     (5,091,396)
      52,975,114  Euro ....................................    66,852,051        9/13/06     (1,265,223)
     709,643,724  Swedish Krone ...........................    93,168,084        9/15/06     (6,118,833)
     152,038,842  Euro ....................................   188,963,921        9/15/06     (6,558,176)
  36,621,243,750  Korean Won ..............................    37,937,500        9/25/06       (776,834)
      62,655,520  Canadian Dollar .........................    54,886,099        9/25/06     (1,396,588)
   5,669,439,830  Japanese Yen ............................    49,482,175        9/28/06       (705,071)
      16,125,000  British Pound ...........................    28,041,375       10/04/06     (1,845,490)
      76,005,687  Euro ....................................    93,881,615       10/18/06     (4,063,690)
      19,281,379  Euro ....................................    23,666,023       10/24/06     (1,190,221)
      69,012,820  Euro ....................................    85,882,318       11/27/06     (3,282,321)
                                                                                           ------------
                                                                                            (51,699,989)
                                                                                           ------------
       Unrealized loss on forward exchange contracts ...................................    (51,714,042)
                                                                                           ------------
            Net unrealized gain (loss) on forward exchange contracts ...................   $(46,127,218)
                                                                                           ============

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION

GBP   - British Pound

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                          Semiannual Report | 41

Mutual Beacon Fund

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2006, the aggregate value of these securities was $97,200,027, representing 1.56% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                           ACQUISITION
AND CONTRACTS     ISSUER                                       DATE        COST          VALUE
--------------------------------------------------------------------------------------------------
         439,477  AboveNet Inc. ..........................   10/02/01   $20,497,153   $ 13,465,575
             408  AboveNet Inc., Sep. 20.95 Calls, 9/09/13    4/17/06            --          7,772
          14,770  AboveNet Inc., wts., 9/08/08 ...........   10/02/01     1,836,931        354,480
          17,376  AboveNet Inc., wts., 9/08/10 ...........   10/02/01     1,972,095        361,421
          69,184  Anchor Resources LLC. ..................    6/29/04            --             --
       1,142,353  DecisionOne Corp. ......................    3/12/99       793,798        814,498
       1,276,627  DecisionOne Corp., 12.00%, 4/15/10 .....    3/12/99     5,202,187      1,276,627
          28,644  Esmark Inc., 10.00%, cvt. pfd., A ......   11/08/04    28,644,000     28,202,882
          13,981  FE Capital Holdings Ltd. ...............    8/29/03            --     33,868,953
       1,967,636  Florida East Coast Industries Inc. .....    1/17/86    46,735,956     97,818,072
         985,458  Hollinger International Inc., A ........    4/08/04    16,989,634      7,517,566
         977,250  International Automotive Components
                   Group Brazil LLC. .....................    4/13/06       977,250        977,250
       9,677,100  International Automotive Components
                   Group LLC. ............................    1/12/06     9,677,100      9,677,100
       1,639,289  Kindred Healthcare Inc. ................    4/28/99    19,585,289     40,490,438
             982  Kindred Healthcare Inc., Jan. 9.07
                   Calls, 1/01/13 ........................    1/01/04            --         15,344


42 | Semiannual Report

Mutual Beacon Fund

11. Restricted Securities (CONTINUED)

--------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                           ACQUISITION
AND CONTRACTS     ISSUER                                      DATE         COST          VALUE
--------------------------------------------------------------------------------------------------
             650  Kindred Healthcare Inc., Jan. 25.99
                   Calls, 1/01/14 .....................       1/04/05   $        --   $         --
           1,314  Kindred Healthcare Inc., Jan. 26.00
                   Calls, 1/01/12 .....................       1/13/03            --             --
             271  Kindred Healthcare Inc., Jan. 27.90
                   Calls, 1/10/15 .....................       1/06/06            --             --
           4,380  Kindred Healthcare Inc., Jul. 23.75
                   Calls, 7/17/11  ....................       7/17/02            --          4,161
               1  Lancer Industries Inc., B ...........       8/11/89            --        845,369
          67,420  NCB Warrant Holdings Ltd., A ........      12/16/05            --     10,888,330
         106,700  Olympus Re Holdings Ltd. ............      12/19/01    10,670,000             --
          38,842  PMG LLC. ............................       3/22/04     2,718,920      6,758,459
         114,246  PTV Inc., 10.00%, pfd, A ............      12/07/01       342,738        262,766
          20,244  Security Capital European Realty ....       4/08/98     1,108,993        127,132
         511,600  Symetra Financial ...................       7/27/04    51,160,000     58,834,000
                                                                                      ------------
                  TOTAL RESTRICTED SECURITIES (5.02% OF NET ASSETS) ...............   $312,568,195
                                                                                      ============

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2006, unfunded commitments were as follows:

-------------------------------------------------------------
                                                    UNFUNDED
BORROWER                                           COMMITMENT
-------------------------------------------------------------
Owens Corning, Revolver, 6/26/02 ................  $1,032,241
TVMAX Holdings Inc., PIK, 14.00%, 8/31/06 .......          31
                                                   ----------
                                                   $1,032,272
                                                   ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                          Semiannual Report | 43

Mutual Beacon Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                          NUMBER OF                                SHARES/
                                           SHARES/                                PRINCIPAL
                                          PRINCIPAL                                AMOUNT                                  REALIZED
                                         AMOUNT HELD                                HELD          VALUE       INVESTMENT   CAPITAL
                                         AT BEGINNING      GROSS      GROSS       AT END OF     AT END OF       INCOME      GAINS
NAME OF ISSUER                            OF PERIOD      ADDITIONS  REDUCTIONS     PERIOD         PERIOD        (LOSS)      (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
PMG, LLC .................................     48,890        --     (10,048)         38,842    $  6,758,459  $         --  $602,894
                                                                                               ------------------------------------
NON-CONTROLLED AFFILIATES
Anchor Resources LLC .....................     69,184        --          --          69,184    $         --  $         --        --
DecisionOne Corp. ........................  1,142,353        --          --       1,142,353         814,498            --        --
DecisionOne Corp., 12.00%, 4/15/10 .......  1,240,025    36,603          --       1,276,628       1,276,627        75,079        --
Esmark Inc., 10.00%, cvt. pfd., A ........     28,644        --          --          28,644      28,202,882     1,420,428        --
Farmer Brothers Co. ......................  1,033,896        --          --       1,033,896      22,414,865       217,118        --
FE Capital Holdings Ltd. .................     13,981        --          --          13,981      33,868,953            --        --
FHC Delaware Inc. ........................    507,977        --          --         507,977       1,816,119            --        --
Florida East Coast Industries, Inc. ......  1,967,636        --          --       1,967,636      97,818,072       255,792        --
                                                                                               ------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ...........................................................    $186,212,016  $   1968,417  $     --
                                                                                               ------------------------------------
TOTAL AFFILIATED SECURITIES (3.10% OF NET ASSETS) .........................................    $192,970,475  $  1,968,417  $602,894
                                                                                               ====================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc., Esmark Inc. and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Directors or employees of Franklin Mutual, the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.


44 | Semiannual Report

Mutual Beacon Fund

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 45

Mutual Beacon Fund

15. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

16. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


46 | Semiannual Report

Mutual Beacon Fund

SHAREHOLDER INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those directors unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and received assistance from an independent consultant retained on behalf of the independent directors to provide advice in connection with the renewal process; they also interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, com- pliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. ("Lipper"), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper
Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (the "Profitability Study"). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                                                          Semiannual Report | 47

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as a reason that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that long-term performance is a significant component of incentive-based compensation. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


48 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the recent investment performance of the Fund as well as that of the last three- and five-year periods. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the second best performing quintile for the one-year period ended December 31, 2005, and had annualized total returns for the three- and five-year periods in the middle and best performing quintiles, respectively. The directors noted that, since the investment manager started advising the Fund over nine years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2005 exceeded 10%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2005.

The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


                                                          Semiannual Report | 49

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's investment management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the second-lowest expense quintile of the group (i.e., the group having the second-lowest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of


50 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager during the course of the upcoming year and requested periodic updates from the investment manager on its profitability. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager's realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                                                          Semiannual Report | 51

Mutual Beacon Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


52 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL BEACON FUND


INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078


DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com


SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)


Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 S2006 08/06

MUTUAL DISCOVERY FUND




Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Discovery Fund .....................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   29

Notes to Financial Statements .............................................   33

Shareholder Information ...................................................   50

--------------------------------------------------------------------------------

Semiannual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's semiannual report for the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a +8.31% cumulative total return for the six months ended June 30, 2006. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned +2.71% and +6.37% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assects as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

               U.S.                                           24.9%
               France                                          9.4%
               U.K.                                            8.6%
               South Korea                                     5.8%
               Norway                                          5.0%
               Germany                                         4.9%
               Japan                                           4.3%
               Hong kong                                       3.7%
               Switzerland                                     3.4%
               Netherlands                                     2.9%
               Spain                                           2.9%
               Canada                                          2.1%
               Denmark                                         1.9%
               Sweden                                          1.5%
               Bermuda                                         1.5%
               Belgium                                         1.3%
               South Africa                                    1.3%
               Ireland                                         1.2%
               Italy                                           1.1%
               India                                           1.1%
               Luxembourg                                      1.1%
               Mexico                                          1.0%
               Taiwan                                          1.0%
               Other                                           1.1%
               Short-Term Investments & Other Net Assets       7.0%

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +10.50%, and for the MSCI All Country (AC) World ex USA Index was +9.99%. 3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns in U.S. dollars). 4

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in

2.Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET
  JOURNAL, 7/3/06.

3.Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

4. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


4 | Semiannual Report
undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, as we focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

During the six months under review, our equity portfolio contributed the most to performance, compared with our distressed debt and risk arbitrage investments. During the review period, three of our best performing investments were KT&G, a South Korean-based tobacco company; Euronext, a pan-European securities exchange; and Carlsberg, a Dutch brewer.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    11.4%
--------------------------------------------------------------------------------
Commercial Banks                                                            9.7%
--------------------------------------------------------------------------------
Food Products                                                               9.6%
--------------------------------------------------------------------------------
Insurance                                                                   6.1%
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.8%
--------------------------------------------------------------------------------
Beverages                                                                   4.8%
--------------------------------------------------------------------------------
Media                                                                       4.6%
--------------------------------------------------------------------------------
Real Estate                                                                 4.5%
--------------------------------------------------------------------------------
Metals & Mining                                                             3.9%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      2.8%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
KT&G Corp., ord. & 144A                                                     2.6%
  TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
British American Tobacco PLC                                                2.5%
  TOBACCO, U.K.
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.3%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                  1.9%
  TOBACCO, U.K.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            1.8%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              1.8%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Pan Fish ASA                                                                1.5%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.                                         1.5%
  COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
Pernod Ricard SA                                                            1.5%
  BEVERAGES, FRANCE
--------------------------------------------------------------------------------
Altadis SA                                                                  1.5%
  TOBACCO, SPAIN
--------------------------------------------------------------------------------

KT&G is the world's seventh-largest tobacco producer and South Korea's leading cigarette manufacturer. The company's stock price gained nearly 23% in local currency during the period. KT&G increased its market share and benefited from a successful new product launch that was offered at an above-average selling price. The company also continued to benefit from the strong performance of its ginseng business. In addition, the election of an activist shareholder to the Board of Directors boosted KT&G's stock price as many investors believed an agent of change on the board would redirect management's focus to unlocking the company's underlying value. Although KT&G performed well during the review period, at period-end, we believed the company traded significantly below our fair value estimate.

Shares of Euronext appreciated nearly 69% in local currency during the review period as trading volumes increased in Euronext's European-based cash equities and derivatives markets. Also, the company announced its plan to return approximately $1.2 billion to shareholders in the form of dividends and buybacks, as a result of its ongoing campaign of strict cost control and active capital management measures. At a time when many exchanges were seeking consolidation, the New York Stock Exchange (NYSE) and Euronext announced a potential "merger of equals" agreement on June 1, 2006. Under such an agreement, the two companies combined would create a new company, potentially larger and with greater market share. Although we generally view such global consolidation positively, we believed the company's value was not fully reflected in the NYSE bid and continued to hold Euronext at period-end. We think our investment still has significant upside potential should there be a higher bid for the company or if Euronext remains a standalone entity.

Danish-based Carlsberg, the world's fifth-largest brewer, appreciated nearly 28% in local currency during the review period. The positive returns were driven by the initial execution of a program enabling the company to lower its distribution costs and increase its pricing power, particularly in Western Europe. Early results suggested the plan was ahead of investor expectations. Another positive factor for Carlsberg was the real estate boom in Copenhagen where the company owns significant property assets. Investors began to recognize the value of the brewer's extensive real estate portfolio, which represents more than 20% of its market capitalization. At period-end, we believed Carlsberg's improvements should continue to produce results, and we still found the stock to be attractively valued.


6 | Semiannual Report

The Fund had several detractors from performance such as White Mountains Insurance Group, a property and casualty insurer; Seadrill, a Norwegian offshore driller; and NTL, a U.K.-based cable company.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company's debt. and S&P and Moody's placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains' shares throughout much of the first half of the year.

Seadrill underperformed during the period (-14% in local currency) due to concerns regarding cost overruns on new deep-sea drilling rigs currently in production. However, we believed Seadrill was well-positioned within its industry. The company owns a large and modern fleet of vessels for ultra-deep offshore drilling, an area that could grow rapidly as supply and demand for oil should lead to increased exploration. Despite the stock price decline, we continued to believe in Seadrill's potential and maintained our position at period-end.

NTL's shares declined 14% in local currency during the sharp global market correction from May 5, 2006, through June 13, 2006. However, at period-end, we were not aware of any substantive developments or changes to the company's business or prospects and continued to hold NTL.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]             /s/ Anne E. Gudefin

                            Anne E. Gudefin, CFA
                            Portfolio Manager


[PHOTO OMITTED]             /s/ F. David Segal

                            F. David Segal, CFA
                            Assistant Portfolio Manager

                            Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
ANNE GUDEFIN has been portfolio manger for Mutual Discovery Fund since 2005. She is also portfolio manager for Mutual Qualified Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

F. DAVID SEGAL has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He is also assistant portfolio manager for Mutual Shares Fund. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary AS OF 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MDISX)                          CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.65      $27.93       $26.28
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1239
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0860
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.3027
--------------------------------------------------------------------------------
    TOTAL                           $0.5126
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDIX)                          CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.59      $27.63       $26.04
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1172
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0860
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.3027
--------------------------------------------------------------------------------
    TOTAL                           $0.5059
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEDBX)                          CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.48      $27.05       $25.57
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1020
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0860
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.3027
--------------------------------------------------------------------------------
    TOTAL                           $0.4907
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEDSX)                          CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.50      $27.40       $25.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1042
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0860
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.3027
--------------------------------------------------------------------------------
    TOTAL                           $0.4929
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

--------------------------------------------------------------------------------
CLASS R (SYMBOL: TEDRX)                          CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.56      $27.44       $25.88
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1144
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0860
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.3027
--------------------------------------------------------------------------------
    TOTAL                           $0.5031
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGE; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: NO SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------
CLASS Z 1                         6-MONTH     1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------
Cumulative Total Return 2          +8.31%    +19.70%    +70.16%         +245.48%
--------------------------------------------------------------------------------------
Average Annual Total Return 3      +8.31%    +19.70%    +11.22%          +13.20%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4    $10,831    $11,970    $17,016          $34,548
--------------------------------------------------------------------------------------
CLASS A 1                         6-MONTH     1-YEAR     5-YEAR    INCEPTION (11/1/96)
--------------------------------------------------------------------------------------
Cumulative Total Return 2          +8.12%    +19.30%    +67.30%         +216.39%
--------------------------------------------------------------------------------------
Average Annual Total Return 3      +1.90%    +12.46%     +9.54%          +11.97%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4    $10,190    $11,246    $15,771          $29,816
--------------------------------------------------------------------------------------
CLASS B 1                         6-MONTH     1-YEAR     5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------------
Cumulative Total Return 2          +7.74%    +18.51%    +61.88%         +140.11%
--------------------------------------------------------------------------------------
Average Annual Total Return 3      +3.74%    +14.51%     +9.84%          +12.40%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4    $10,374    $11,451    $15,988          $24,011
--------------------------------------------------------------------------------------
CLASS C 1                         6-MONTH     1-YEAR     5-YEAR    INCEPTION (11/1/96)
--------------------------------------------------------------------------------------
Cumulative Total Return 2          +7.77%    +18.52%    +61.92%         +197.63%
--------------------------------------------------------------------------------------
Average Annual Total Return 3      +6.77%    +17.52%    +10.12%          +11.95%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4    $10,677    $11,752    $16,192          $29,763
--------------------------------------------------------------------------------------
CLASS R                           6-MONTH     1-YEAR     3-YEAR    INCEPTION (1/1/02)
--------------------------------------------------------------------------------------
Cumulative Total Return 2          +8.04%    +19.13%    +74.53%          +75.11%
--------------------------------------------------------------------------------------
Average Annual Total Return 3      +8.04%    +19.13%    +20.40%          +13.29%
--------------------------------------------------------------------------------------
Value of $10,000 Investment 4    $10,804    $11,913    $17,453          $17,511
--------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                       VALUE 1/1/06       VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,083.10               $ 5.37
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,019.64               $ 5.21
---------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,081.20               $ 7.07
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,018.00               $ 6.85
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,077.40               $10.51
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,014.68               $10.19
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,077.70               $10.51
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,014.68               $10.19
---------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,080.40               $ 7.94
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,017.16               $ 7.70
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 1.04%;
A: 1.37%; B: 2.04%; C: 2.04%; and R: 1.54%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2006                        YEAR ENDED DECEMBER 31,
CLASS Z                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    26.28      $    24.26    $    20.81    $    16.16   $    18.19   $    18.93
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.53            0.37          0.41          0.28         0.33         0.37

 Net realized and unrealized gains (losses) ....         1.63            3.43          3.58          4.80        (1.96)       (0.14)
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         2.16            3.80          3.99          5.08        (1.63)        0.23
                                                   --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.12)          (0.44)        (0.54)        (0.43)       (0.32)       (0.34)

 Net realized gains ............................        (0.39)          (1.34)           --            --        (0.08)       (0.63)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.51)          (1.78)        (0.54)        (0.43)       (0.40)       (0.97)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    27.93      $    26.28    $    24.26    $    20.81   $    16.16   $    18.19
                                                   ================================================================================

Total return c .................................         8.31%          15.70%        19.39%        31.55%       (9.06)%       1.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $3,396,477      $3,033,756    $2,578,585    $2,168,161   $1,673,786   $1,931,117

Ratios to average net assets:

 Expenses d ....................................         1.04% f,g       1.07% g       1.07% g       1.11%        1.04%        1.04%

 Net investment income .........................         3.80% f         1.42%         1.87%         1.55%        1.88%        1.93%

Portfolio turnover rate ........................        12.09%          25.69%        34.34%        46.34%       40.95%       59.32%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ......................................         1.02% f         1.04%         1.06%         1.08%        1.03%        1.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount is less than $0.01 per share.

f Annualized.

g Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2006                        YEAR ENDED DECEMBER 31,
CLASS A                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    26.04      $    24.07    $    20.67    $    16.06   $    18.08   $    18.83
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.48            0.27          0.33          0.21         0.27         0.30

 Net realized and unrealized
  gains (losses) ...............................         1.62            3.41          3.54          4.78        (1.95)       (0.14)
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         2.10            3.68          3.87          4.99        (1.68)        0.16
                                                   --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.12)          (0.37)        (0.47)        (0.38)       (0.26)       (0.28)

 Net realized gains ............................        (0.39)          (1.34)           --            --        (0.08)       (0.63)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.51)          (1.71)        (0.47)        (0.38)       (0.34)       (0.91)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    27.63      $    26.04    $    24.07    $    20.67   $    16.06   $    18.08
                                                   ================================================================================

Total return c .................................         8.12%          15.29%        18.98%        31.13%       (9.39)%       0.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $4,698,517      $3,545,288    $2,106,695    $1,439,579   $  925,278   $  911,434

Ratios to average net assets:

 Expenses d ....................................         1.37% f,g       1.42% g       1.42% g       1.46%        1.39%        1.39%

 Net investment income .........................         3.47% f         1.07%         1.52%         1.20%        1.53%        1.57%

Portfolio turnover rate ........................        12.09%          25.69%        34.34%        46.34%       40.95%       59.32%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ......................................         1.35% f         1.39%         1.41%         1.43%        1.38%        1.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Mutual Discovery Fund

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2006                        YEAR ENDED DECEMBER 31,
CLASS B                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    25.57      $    23.67    $    20.35    $    15.85   $    17.87   $    18.66
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.38            0.11          0.18          0.09         0.16         0.16

 Net realized and unrealized gains (losses) ....         1.59            3.33          3.49          4.69        (1.92)       (0.12)
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         1.97            3.44          3.67          4.78        (1.76)        0.04
                                                   --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.10)          (0.20)        (0.35)        (0.28)       (0.18)       (0.20)

 Net realized gains ............................        (0.39)          (1.34)           --            --        (0.08)       (0.63)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.49)          (1.54)        (0.35)        (0.28)       (0.26)       (0.83)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    27.05      $    25.57    $    23.67    $    20.35   $    15.85   $    17.87
                                                   ================================================================================

Total return c .................................         7.74%          14.59%        18.22%        30.22%       (9.94)%       0.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $  247,591      $  225,158    $  186,841    $  115,801   $   64,747   $   41,346

Ratios to average net assets:

 Expenses d ....................................         2.04% f,g       2.07% g       2.07% g       2.11%        2.04%        2.04%

 Net investment income .........................         2.80% f         0.42%         0.87%         0.55%        0.88%        0.85%

Portfolio turnover rate ........................        12.09%          25.69%        34.34%        46.34%       40.95%       59.32%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ......................................         2.02% f         2.04%         2.06%         2.08%        2.03%        2.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2006                        YEAR ENDED DECEMBER 31,
CLASS C                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    25.90      $    23.97    $    20.59    $    16.02   $    18.03   $    18.77
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.38            0.11          0.19          0.10         0.16         0.18

 Net realized and unrealized gains (losses) ....         1.61            3.38          3.53          4.73        (1.94)       (0.13)
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         1.99            3.49          3.72          4.83        (1.78)        0.05
                                                   --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.10)          (0.22)        (0.34)        (0.26)       (0.15)       (0.16)

 Net realized gains ............................        (0.39)          (1.34)           --            --        (0.08)       (0.63)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.49)          (1.56)        (0.34)        (0.26)       (0.23)       (0.79)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    27.40      $    25.90    $    23.97    $    20.59   $    16.02   $    18.03
                                                   ================================================================================

Total return c .................................         7.77%          14.56%        18.17%        30.29%       (9.98)%       0.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $1,804,863      $1,435,702    $  968,934    $  725,489   $  525,375   $  561,808

Ratios to average net assets:

 Expenses d ....................................         2.04% f,g       2.07% g       2.07% g       2.11%        2.03%        2.03%

 Net investment income .........................         2.80% f         0.42%         0.87%         0.55%        0.89%        0.93%

Portfolio turnover rate ........................        12.09%          25.69%        34.34%        46.34%       40.95%       59.32%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ......................................         2.02% f         2.04%         2.06%         2.08%        2.02%        2.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Discovery Fund

                                                 ---------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  JUNE 30, 2006                  YEAR ENDED DECEMBER 31,
CLASS R                                            (UNAUDITED)           2005          2004          2003       2002 h
                                                 ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    25.88      $    23.94    $    20.57    $    16.01   $    18.08
                                                   -------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.46            0.22          0.29          0.17         0.25

 Net realized and unrealized gains (losses) ....         1.60            3.40          3.54          4.76        (1.95)
                                                   -------------------------------------------------------------------
Total from investment operations ...............         2.06            3.62          3.83          4.93        (1.70)
                                                   -------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.11)          (0.34)        (0.46)        (0.37)       (0.29)

 Net realized gains ............................        (0.39)          (1.34)           --            --        (0.08)
                                                   -------------------------------------------------------------------
Total distributions ............................        (0.50)          (1.68)        (0.46)        (0.37)       (0.37)
                                                   -------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --
                                                   -------------------------------------------------------------------
Net asset value, end of period .................   $    27.44      $    25.88    $    23.94    $    20.57   $    16.01
                                                   ===================================================================

Total return c .................................         8.04%          15.13%       18.84%         30.87%       (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $  133,479      $   99,501    $   46,690    $   19,546   $    3,932

Ratios to average net assets:

 Expenses d ....................................         1.54% f,g       1.57% g       1.57% g       1.61%        1.54% f

 Net investment income .........................         3.30% f         0.92%         1.37%         1.05%        1.38% f

Portfolio turnover rate ........................        12.09%          25.69%        34.34%        46.34%       40.95%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses.......................................         1.52% f         1.54%         1.56%        1.58%         1.54% f

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.

h     For the period January 2, 2002 (effective date) to December 31, 2002.


18 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 91.2%
      AEROSPACE & DEFENSE 0.1%
      Northrop Grumman Corp. .........................................     United States           193,130       $     12,371,908
                                                                                                                 ----------------
      AIRLINES 0.4%
    a ACE Aviation Holdings Inc., A ..................................         Canada            1,246,832             34,797,130
  a,b ACE Aviation Holdings Inc., A, 144A ............................         Canada               64,416              1,797,750
                                                                                                                 ----------------
                                                                                                                       36,594,880
                                                                                                                 ----------------
      AUTOMOBILES 0.5%
      General Motors Corp. ...........................................     United States           586,100             17,459,919
      Hero Honda Motors Ltd. .........................................         India             1,042,903             17,991,667
a,c,d International Automotive Components Group Brazil LLC ...........         Brazil            1,311,350              1,311,350
a,c,d International Automotive Components Group LLC ..................       Luxembourg         12,985,525             12,985,525
                                                                                                                 ----------------
                                                                                                                       49,748,461
                                                                                                                 ----------------
      BEVERAGES 4.8%
      Brown-Forman Corp., A ..........................................     United States           143,200             10,281,760
      Brown-Forman Corp., B ..........................................     United States           391,650             27,983,393
      Carlsberg AS, A ................................................        Denmark              113,300              7,772,318
      Carlsberg AS, B ................................................        Denmark            1,876,968            137,289,267
      Coca-Cola Enterprises Inc. .....................................     United States             1,191                 24,261
      Fomento Economico Mexicano SA de CV, ADR .......................         Mexico            1,050,228             87,925,088
      Lotte Chilsung Beverage Co. Ltd. ...............................      South Korea             55,692             67,505,455
      Pernod Ricard SA ...............................................         France              772,613            153,196,609
                                                                                                                 ----------------
                                                                                                                      491,978,151
                                                                                                                 ----------------
      CAPITAL MARKETS 0.0% e
    a A.B. Watley Group Inc. .........................................     United States           128,355                  1,284
                                                                                                                 ----------------
      CHEMICALS 2.6%
    a Arkema .........................................................         France              132,267              5,162,370
    a Arkema, ADR ....................................................         France               10,432                392,765
    a Arkema, rts., 12/29/06 .........................................         France                    1                      4
      Givaudan AG ....................................................      Switzerland             66,993             52,747,157
      K+S AG .........................................................        Germany              719,189             58,053,424
      Linde AG .......................................................        Germany            1,098,200             84,685,709
    a Linde AG, rts., 7/10/06 ........................................        Germany            1,098,200              4,242,715
    a Sika AG ........................................................      Switzerland             53,892             59,955,924
                                                                                                                 ----------------
                                                                                                                      265,240,068
                                                                                                                 ----------------
      COMMERCIAL BANKS 9.7%
      Allied Irish Banks PLC .........................................        Ireland            3,658,297             88,262,473
      Banca Intesa SpA ...............................................         Italy            12,926,021             75,733,108
      Bank of Ireland ................................................        Ireland            1,745,926             31,156,989
      BNP Paribas SA .................................................         France              594,632             56,937,124
      Chinatrust Financial Holding Co. Ltd. ..........................         Taiwan           79,442,000             65,897,947
      Danske Bank AS .................................................        Denmark            1,352,880             51,507,792
a,c,d FE Capital Holdings Ltd. .......................................         Japan                11,589             28,073,514
      First Community Bancorp ........................................     United States           518,434             30,629,081
      ForeningsSparbanken AB (Swedbank), A ...........................         Sweden            3,112,200             81,751,454
    a Investors Bancorp Inc. .........................................     United States             1,775                 24,051


                                                          Semiannual Report | 19

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      COMMERCIAL BANKS (CONTINUED)
      Mitsubishi UFJ Financial Group Inc. ............................         Japan                11,055       $    154,554,590
  a,d NCB Warrant Holdings Ltd., A ...................................         Japan                55,890              9,026,235
      Societe Generale, A ............................................         France              665,425             97,893,171
      Sumitomo Mitsui Financial Group Inc. ...........................         Japan                12,371            130,795,666
      Svenska Handelsbanken AB, A ....................................         Sweden            2,901,037             74,793,416
      Wachovia Corp. .................................................     United States           322,590             17,445,667
                                                                                                                 ----------------
                                                                                                                      994,482,278
                                                                                                                 ----------------
      COMMERCIAL SERVICES & SUPPLIES 0.3%
    a Comdisco Holding Co. Inc. ......................................     United States               478                  7,318
  a,f Comdisco Holding Co. Inc., Contingent Distribution .............     United States        41,726,153                     --
      Fursys Inc. ....................................................      South Korea            547,260             16,900,888
      Republic Services Inc. .........................................     United States           373,643             15,072,759
  a,f Safety Kleen Corp., Contingent Distribution ....................     United States           520,000                     --
                                                                                                                 ----------------
                                                                                                                       31,980,965
                                                                                                                 ----------------
      COMPUTERS & PERIPHERALS 0.8%
  a,d DecisionOne Corp. ..............................................     United States           359,884                256,597
    a Dell Inc. ......................................................     United States         1,126,340             27,493,960
      International Business Machines Corp. ..........................     United States           202,860             15,583,705
    a Lexmark International Inc., A ..................................     United States           759,900             42,425,217
                                                                                                                 ----------------
                                                                                                                       85,759,479
                                                                                                                 ----------------
      CONSTRUCTION MATERIALS 0.9%
      Ciments Francais SA ............................................         France              399,572             66,398,710
      Hanil Cement Co. Ltd. ..........................................      South Korea            331,250             25,941,370
                                                                                                                 ----------------
                                                                                                                       92,340,080
                                                                                                                 ----------------
      CONTAINERS & PACKAGING 0.6%
      Temple-Inland Inc. .............................................     United States         1,371,420             58,792,775
                                                                                                                 ----------------
      DISTRIBUTORS 0.3%
      Compania de Distribucion Integral Logista SA ...................         Spain               564,170             33,667,981
                                                                                                                 ----------------
      DIVERSIFIED CONSUMER SERVICES 0.4%
      H&R Block Inc. .................................................     United States         1,850,260             44,147,204
                                                                                                                 ----------------
      DIVERSIFIED FINANCIAL SERVICES 4.8%
      Citigroup Inc. .................................................     United States           419,620             20,242,469
      Deutsche Bourse AG .............................................        Germany              273,861             37,310,858
      Euronext NV ....................................................      Netherlands          1,222,046            114,590,067
      Fortis .........................................................        Belgium            2,986,983            101,908,688
      Guinness Peat Group PLC ........................................      New Zealand         24,230,614             37,204,558
      Jardine Matheson Holdings Ltd. .................................       Hong Kong           4,554,012             80,150,611
      Jardine Strategic Holdings Ltd. ................................       Hong Kong           7,356,100             79,445,880
      Leucadia National Corp. ........................................     United States           743,440             21,701,014
  a,f Marconi Corp., Contingent Distribution .........................     United Kingdom       33,909,700                     --
    b Spinrite Income Fund, 144A .....................................         Canada              274,300                314,567
                                                                                                                 ----------------
                                                                                                                      492,868,712
                                                                                                                 ----------------


20 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
a,d,g AboveNet Inc. ..................................................     United States           332,512       $     10,188,168
a,f,g AboveNet Inc., Contingent Distribution .........................     United States        46,367,000                     --
a,d,g AboveNet Inc., Sep. 20.95 Calls, 9/09/13 .......................     United States               310                  5,905
a,d,g AboveNet Inc., wts., 9/08/08 ...................................     United States            11,105                266,520
a,d,g AboveNet Inc., wts., 9/08/10 ...................................     United States            13,066                271,773
      Belgacom .......................................................        Belgium            1,082,150             35,895,948
      BellSouth Corp. ................................................     United States           165,600              5,994,720
      Chunghwa Telecom Co. Ltd., ADR .................................         Taiwan            2,143,682             39,593,806
    a Embarq Corp. ...................................................     United States             8,039                329,519
  a,f Global Crossing Holdings Ltd., Contingent Distribution .........     United States        45,658,716                     --
      Koninklijke (Royal) KPN NV .....................................      Netherlands          4,511,679             50,732,061
      NTL Inc. .......................................................     United Kingdom        4,259,483            106,061,127
      Sprint Nextel Corp. ............................................     United States           160,782              3,214,032
      Verizon Communications Inc. ....................................     United States         1,385,973             46,416,236
                                                                                                                 ----------------
                                                                                                                      298,969,815
                                                                                                                 ----------------
      ELECTRIC UTILITIES 1.6%
      Constellation Energy Group .....................................     United States           733,760             40,004,595
      E.ON AG ........................................................        Germany              415,020             47,782,292
      Endesa SA ......................................................         Spain             2,191,756             76,235,430
                                                                                                                 ----------------
                                                                                                                      164,022,317
                                                                                                                 ----------------
      ENERGY EQUIPMENT & SERVICES 1.4%
    a Bergesen Worldwide Offshore Ltd. ...............................         Norway            1,013,091              3,581,006
    a Petrojarl ASA ..................................................         Norway              598,856              3,944,938
    a Petroleum Geo-Services ASA .....................................         Norway              598,856             33,772,517
    a Seadrill Ltd. ..................................................        Bermuda            7,448,870             98,138,214
                                                                                                                 ----------------
                                                                                                                      139,436,675
                                                                                                                 ----------------
      FOOD & STAPLES RETAILING 1.8%
      Carrefour SA ...................................................         France            2,527,138            148,193,450
      RHM PLC ........................................................     United Kingdom        7,870,985             41,628,496
                                                                                                                 ----------------
                                                                                                                      189,821,946
                                                                                                                 ----------------
      FOOD PRODUCTS 9.8%
      Cadbury Schweppes PLC ..........................................     United Kingdom       10,525,595            101,507,135
      Cermaq ASA .....................................................         Norway            3,630,328             48,995,823
    c CSM NV .........................................................      Netherlands          4,036,926            112,373,814
    c Farmer Brothers Co. ............................................     United States           904,637             19,612,530
      General Mills Inc. .............................................     United States           478,600             24,724,476
      Groupe Danone ..................................................         France              772,770             98,214,038
      Lotte Confectionary Co. Ltd. ...................................      South Korea             52,189             65,734,762
      Nestle SA ......................................................      Switzerland            219,229             68,864,932
      Nong Shim Co. Ltd. .............................................      South Korea            153,896             40,552,306
    g Orkla ASA ......................................................         Norway            5,104,342            236,602,586
    a Pan Fish ASA ...................................................         Norway          146,521,076            158,669,663
      Rieber & Son ASA ...............................................         Norway            3,597,290             28,176,301
                                                                                                                 ----------------
                                                                                                                    1,004,028,366
                                                                                                                 ----------------


                                                          Semiannual Report | 21

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      HEALTH CARE EQUIPMENT & SUPPLIES 0.7%
      Bausch & Lomb Inc. .............................................     United States         1,017,470       $     49,896,729
    a Boston Scientific Corp. ........................................     United States         1,577,917             26,572,122
                                                                                                                 ----------------
                                                                                                                       76,468,851
                                                                                                                 ----------------
      HEALTH CARE PROVIDERS & SERVICES 0.5%
      Aetna Inc. .....................................................     United States            14,945                596,754
a,d,g Kindred Healthcare Inc. ........................................     United States         1,135,557             28,048,258
a,d,g Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ..............     United States               672                 10,500
a,d,g Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 .............     United States               446                     --
a,d,g Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .............     United States               898                     --
a,d,g Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15 .............     United States               186                     --
a,d,g Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .............     United States             3,002                  2,852
      MDS Inc. .......................................................         Canada              750,400             13,681,530
      Rhoen-Klinikum AG ..............................................        Germany              277,584             12,371,661
                                                                                                                 ----------------
                                                                                                                       54,711,555
                                                                                                                 ----------------
      HOTELS, RESTAURANTS & LEISURE 0.4%
    a FHC Delaware Inc. ..............................................     United States           212,022                758,021
a,c,d Hancock Discovery LLC ..........................................     United States         8,758,216                500,007
      Ladbrokes PLC ..................................................     United Kingdom        2,595,333             19,557,633
    a Trump Entertainment Resorts Inc. ...............................     United States           839,693             16,919,814
                                                                                                                 ----------------
                                                                                                                       37,735,475
                                                                                                                 ----------------
      HOUSEHOLD DURABLES 0.2%
      Hunter Douglas NV ..............................................      Netherlands            323,874             21,813,728
      Koninklijke Philips Electronics NV .............................      Netherlands            116,471              3,639,961
                                                                                                                 ----------------
                                                                                                                       25,453,689
                                                                                                                 ----------------
      INDUSTRIAL CONGLOMERATES 2.3%
      Keppel Corp. Ltd. ..............................................       Singapore           7,739,672             71,890,041
      Siemens AG .....................................................        Germany              876,269             76,281,815
      Tyco International Ltd. ........................................     United States         3,126,520             85,979,300
                                                                                                                 ----------------
                                                                                                                      234,151,156
                                                                                                                 ----------------
      INSURANCE 6.1%
    a Allegheny Corp. ................................................     United States            75,045             20,739,436
      American International Group Inc. ..............................     United States           500,700             29,566,335
  a,d Augsburg Re AG .................................................      Switzerland             66,860                 66,860
    a Berkshire Hathaway Inc., A .....................................     United States               853             78,185,127
    a Berkshire Hathaway Inc., B .....................................     United States            34,470            104,892,210
      E-L Financial Corp. Ltd. .......................................         Canada              177,619             99,459,639
      Hartford Financial Services Group Inc. .........................     United States           511,000             43,230,600
a,c,d Imagine Group Holdings Ltd. ....................................        Bermuda            4,551,501             46,614,334
      IPC Holdings Ltd. ..............................................     United States           404,624              9,978,028
      Montpelier Re Holdings Ltd. ....................................        Bermuda              348,227              6,020,845
      Old Republic International Corp. ...............................     United States         1,898,187             40,564,256
  a,d Olympus Re Holdings Ltd. .......................................        Bermuda               47,160                     --
      Prudential Financial Inc. ......................................     United States           421,200             32,727,240
      The St. Paul Travelers Cos. Inc. ...............................     United States           567,130             25,282,655
      White Mountains Insurance Group Ltd. ...........................     United States           175,415             85,427,105
                                                                                                                 ----------------
                                                                                                                      622,754,670
                                                                                                                 ----------------


22 |  Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      LEISURE EQUIPMENT & PRODUCTS 0.1%
      Shimano Inc. ...................................................         Japan               339,500       $     10,382,717
                                                                                                                 ----------------
      MACHINERY 1.5%
      Hanjin Heavy Industries Co. Ltd. ...............................      South Korea            169,400              4,535,189
      Kone OYJ, B ....................................................        Finland               36,114              1,501,462
      Schindler Holding AG ...........................................      Switzerland          2,158,820            112,051,314
      Schindler Holding AG, Reg D ....................................      Switzerland            659,880             34,925,139
                                                                                                                 ----------------
                                                                                                                      153,013,104
                                                                                                                 ----------------
      MEDIA 4.6%
      CBS Corp., B ...................................................     United States           329,450              8,911,622
      CJ CGV Co. Ltd. ................................................      South Korea            849,040             19,643,139
      Clear Channel Communications Inc. ..............................     United States         1,926,570             59,627,341
    a Comcast Corp., A ...............................................     United States           443,600             14,541,208
      Daekyo Co. Ltd. ................................................      South Korea            367,570             29,056,917
    a EchoStar Communications Corp., A ...............................     United States           368,900             11,365,809
    d Hollinger International Inc., A ................................     United States           880,440              6,716,437
      JC Decaux SA ...................................................         France            2,791,333             73,772,994
    a Liberty Media Holding Corp. - Capital, A .......................     United States           212,775             17,824,162
      McClatchy Co., A ...............................................     United States           126,107              5,059,413
      Mediaset SpA ...................................................         Italy             1,407,167             16,579,091
    h News Corp., A ..................................................     United States         3,489,300             66,924,774
      Time Warner Inc. ...............................................     United States         4,717,000             81,604,100
    a TVMAX Holdings Inc. ............................................     United States           118,432                118,432
    a Viacom Inc., B .................................................     United States           822,750             29,487,360
      Washington Post Co., B .........................................     United States            46,903             36,584,809
                                                                                                                 ----------------
                                                                                                                      477,817,608
                                                                                                                 ----------------
      METALS & MINING 3.6%
      Acerinox SA ....................................................         Spain             1,887,654             32,744,437
      Anglo American PLC .............................................      South Africa         3,338,986            136,953,060
      Arcelor ........................................................       Luxembourg          2,098,693            101,322,583
  a,c Gammon Lake Resources Inc. .....................................         Canada            4,215,239             57,819,567
      Goldcorp Inc. ..................................................         Canada              228,596              6,891,726
    a Goldcorp Inc. (USD Traded) .....................................         Canada                4,540                137,199
    a LionOre Mining International Ltd. ..............................         Canada              515,543              2,799,078
      United States Steel Corp. ......................................     United States           385,020             26,997,602
                                                                                                                 ----------------
                                                                                                                      365,665,252
                                                                                                                 ----------------
      MULTI-UTILITIES & UNREGULATED POWER 2.1%
      NorthWestern Corp. .............................................     United States           324,938             11,161,620
  a,f NorthWestern Corp., Contingent Distribution ....................     United States         9,839,500                974,494
    a NorthWestern Corp., wts., 11/01/07 .............................     United States            17,778                171,913
      RWE AG .........................................................        Germany            1,172,783             97,668,405
      Suez SA ........................................................         France            2,558,383            106,366,377
                                                                                                                 ----------------
                                                                                                                      216,342,809
                                                                                                                 ----------------
      MULTILINE RETAIL 0.1%
      Jelmoli Holding AG .............................................      Switzerland              8,345             15,386,830
                                                                                                                 ----------------


                                                          Semiannual Report | 23

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      OIL, GAS & CONSUMABLE FUELS 1.7%
  a,d Anchor Resources LLC ...........................................     United States            53,272       $             --
      BP PLC .........................................................     United Kingdom        2,095,000             24,426,695
      BP PLC, ADR ....................................................     United Kingdom          180,900             12,592,449
      Eni SpA ........................................................         Italy               847,600             24,971,253
      Kerr-McGee Corp. ...............................................     United States           356,200             24,702,470
      Oil & Natural Gas Corp. Ltd. ...................................         India             1,095,168             26,449,453
      Total SA, B ....................................................         France              510,684             33,611,901
      Total SA, B, ADR ...............................................         France              417,296             27,341,234
                                                                                                                 ----------------
                                                                                                                      174,095,455
                                                                                                                 ----------------
      PAPER & FOREST PRODUCTS 1.8%
      Weyerhaeuser Co. ...............................................     United States         3,052,200            189,999,450
                                                                                                                 ----------------
      PERSONAL PRODUCTS 0.5%
    a Amorepacific Corp. .............................................      South Korea             99,940             43,136,158
      Pacific Corp. ..................................................      South Korea             60,987             10,027,902
                                                                                                                 ----------------
                                                                                                                       53,164,060
                                                                                                                 ----------------
      PHARMACEUTICALS 2.0%
      Bristol-Myers Squibb Co. .......................................     United States         1,818,500             47,026,410
      Merck & Co. Inc. ...............................................     United States           468,600             17,071,098
      Pfizer Inc. ....................................................     United States         2,675,730             62,799,383
      Sanofi-Aventis .................................................         France              686,623             67,019,059
      Wyeth ..........................................................     United States           219,890              9,765,315
                                                                                                                 ----------------
                                                                                                                      203,681,265
                                                                                                                 ----------------
      REAL ESTATE 4.5%
      Canary Wharf Group PLC .........................................     United Kingdom        5,400,183             30,288,411
      Great Eagle Holdings Ltd. ......................................       Hong Kong          12,345,700             42,284,422
      iStar Financial Inc. ...........................................     United States         1,056,000             39,864,000
    a Link REIT ......................................................       Hong Kong          39,270,330             78,628,137
    c Potlatch Corp. .................................................     United States         3,582,320            135,232,580
  a,d Security Capital European Realty ...............................       Luxembourg             14,787                 92,862
      Swire Pacific Ltd., A ..........................................       Hong Kong           7,563,600             78,057,587
      Swire Pacific Ltd., B ..........................................       Hong Kong          13,605,000             26,101,644
a,c,d Torre Mayor Investments LP .....................................         Mexico                  170             11,730,000
      Ventas Inc. ....................................................     United States           516,500             17,499,020
                                                                                                                 ----------------
                                                                                                                      459,778,663
                                                                                                                 ----------------
      ROAD & RAIL 1.1%
  c,d Florida East Coast Industries Inc. .............................     United States         2,247,600            111,736,063
                                                                                                                 ----------------
      SOFTWARE 0.6%
      Microsoft Corp. ................................................     United States         2,565,740             59,781,742
                                                                                                                 ----------------
      THRIFTS & MORTGAGE FINANCE 1.7%
      Countrywide Financial Corp. ....................................     United States            92,500              3,522,400
      Hudson City Bancorp Inc. .......................................     United States         2,326,520             31,012,512
      Hypo Real Estate Holding AG ....................................        Germany            1,352,952             82,038,210
      Sovereign Bancorp Inc. .........................................     United States           966,840             19,636,520
      Washington Mutual Inc. .........................................     United States           965,450             44,005,211
                                                                                                                 ----------------
                                                                                                                      180,214,853
                                                                                                                 ----------------


24 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      TOBACCO 11.4%
      Altadis SA .....................................................         Spain             3,181,151       $    150,408,261
    h Altria Group Inc. ..............................................     United States           995,105             73,070,560
      British American Tobacco PLC ...................................     United Kingdom       10,342,443            260,492,873
      Gallaher Group PLC .............................................     United Kingdom        2,569,354             40,149,141
      Imperial Tobacco Group PLC .....................................     United Kingdom        6,448,546            199,027,799
      ITC Ltd. .......................................................         India            18,037,005             71,648,739
      Japan Tobacco Inc. .............................................         Japan                28,620            104,281,882
      KT&G Corp. .....................................................      South Korea          2,349,960            137,220,326
    b KT&G Corp., GDR, 144A ..........................................      South Korea          4,680,078            131,042,184
                                                                                                                 ----------------
                                                                                                                    1,167,341,765
                                                                                                                 ----------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $6,925,224,554) ..........................................                                              9,375,930,377
                                                                                                                 ----------------
      PREFERRED STOCKS 0.3%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% e
  a,d PTV Inc., 10.00%, pfd., A ......................................     United Kingdom           86,280                198,444
                                                                                                                 ----------------
      METALS & MINING 0.3%
c,d,g Esmark Inc., 10.00%, cvt. pfd., A ..............................     United States            27,889             27,459,510
                                                                                                                 ----------------
      TOTAL PREFERRED STOCKS (COST $28,147,840) ......................                                                 27,657,954
                                                                                                                 ----------------

                                                                                            ------------------
                                                                                            PRINCIPAL AMOUNT i
                                                                                            ------------------
      CORPORATE BONDS & NOTES 1.2%
    b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .........         Canada            2,761,000 CAD          2,349,998
      Augsburg Re AG, zero cpn., 8/01/06 .............................      Switzerland            768,890                768,890
    b Dana Credit Corp., 144A, 8.375%, 8/15/07 .......................     United States           132,000                130,020
    d DecisionOne Corp., 12.00%, 4/15/10 .............................     United States           402,186                402,186
    j Eurotunnel PLC,
          S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 ....     United Kingdom          249,000 GBP            128,930
        b Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12 .     United Kingdom          657,069 GBP          1,202,935
          Tier 2, FRN, 5.863%, 12/31/18 ..............................     United Kingdom        6,155,799 GBP         11,099,020
          Tier 3, FRN, 5.895%, 12/31/25 ..............................     United Kingdom       24,432,938 GBP         32,079,652
      Eurotunnel SA,
        j S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 .....         France               36,000 EUR             12,895
        j S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 .....         France              165,000 EUR             59,101
          Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 .         France              706,000 EUR            894,119
        j Tier 2 (LIBOR), FRN, 3.903%, 12/31/18 ......................         France            1,420,047 EUR          1,771,181
        j Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 ......................         France              628,134 EUR            783,451
        j Tier 3 (LIBOR), FRN, 4.30%, 12/31/25 .......................         France           27,236,561 EUR         24,738,084
        j Tier 3 (PIBOR), FRN, 3.903%, 12/31/25 ......................         France            5,943,809 EUR          5,398,569
    j Motor Coach Industries International Inc.,
        FRN, 18.231%, 12/01/08 .......................................     United States        26,898,604             27,436,576
      Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ...............     United States        17,141,134             16,562,621
      TVMAX Holdings Inc., PIK,
          11.50%, 8/31/06 ............................................     United States           247,215                247,215
        k 14.00%, 8/31/06 ............................................     United States           589,429                589,429
                                                                                                                 ----------------
      TOTAL CORPORATE BONDS & NOTES (COST $109,871,535) ..............                                                126,654,872
                                                                                                                 ----------------


                                                          Semiannual Report | 25

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY      PRINCIPAL AMOUNT i        VALUE
---------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES IN REORGANIZATION 1.0%
    l Adelphia Communications Corp.,
          9.25%, 10/01/02 ............................................     United States         4,491,000       $      2,436,367
          8.125%, 7/15/03 ............................................     United States           650,000                357,500
          7.50%, 1/15/04 .............................................     United States         1,655,000                910,250
          10.50%, 7/15/04 ............................................     United States         2,605,000              1,419,725
          9.875%, 3/01/05 ............................................     United States         1,168,000                642,400
          10.25%, 11/01/06 ...........................................     United States         5,186,000              2,800,440
          9.875%, 3/01/07 ............................................     United States           528,000                293,040
          8.375%, 2/01/08 ............................................     United States         4,053,000              2,249,415
          7.75%, 1/15/09 .............................................     United States         8,875,000              4,881,250
          7.875%, 5/01/09 ............................................     United States         4,280,000              2,311,200
          9.375%, 11/15/09 ...........................................     United States         4,509,000              2,547,585
          senior note, 10.875%, 10/01/10 .............................     United States         3,769,000              2,072,950
          senior note, 10.25%, 6/15/11 ...............................     United States         4,712,000              2,732,960
    l Armstrong World Industries Inc.,
          6.35%, 8/15/03 .............................................     United States        10,151,000              7,410,230
          6.50%, 8/15/05 .............................................     United States           939,000                685,470
          9.75%, 4/15/08 .............................................     United States         2,542,000              1,855,660
          7.45%, 5/15/29 .............................................     United States         1,511,000              1,103,030
          Revolver, 10/29/03 .........................................     United States         1,912,950              1,348,630
          Trade Claim ................................................     United States         5,129,100              3,564,724
    l Century Communications Corp.,
          8.875%, 1/15/07 ............................................     United States           262,000                263,310
          8.75%, 10/01/07 ............................................     United States         2,620,000              2,620,000
          8.375%, 12/15/07 ...........................................     United States           392,000                395,920
          senior note, 9.50%, 3/01/05 ................................     United States           735,000                738,675
          Series B, zero cpn., senior disc. note, 1/15/08 ............     United States         4,045,000              2,447,225
          zero cpn., 3/15/03 .........................................     United States         7,228,000              6,541,340
    j Collins & Aikman Products Co.,
          Revolver, FRN, 11.50%, 8/31/09 .............................     United States           589,463                551,631
          Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 .................     United States         1,387,200              1,298,849
    l Dana Corp.,
          5.85%, 1/15/15 .............................................     United States        15,800,000             12,008,000
          7.00%, 3/01/29 .............................................     United States         3,435,000              2,696,475
    l Owens Corning, Revolver,
        k 6/26/02 ....................................................     United States        15,124,185             23,820,592
          6/26/02 ....................................................     United States         2,094,000              3,350,400
    l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ........     United States            40,000                     40
                                                                                                                 ----------------
      TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
      (COST $93,603,305) .............................................                                                 98,355,283
                                                                                                                 ----------------

                                                                                         -------------------------
                                                                                         SHARES/PRINCIPAL AMOUNT i
                                                                                         -------------------------
      COMPANIES IN LIQUIDATION 0.0% e
    a MBOP Liquidating Trust .........................................     United States           273,144                     --
    a United Cos. Financial Corp., Bank Claim ........................     United States            77,701                     --
                                                                                                                 ----------------
      TOTAL COMPANIES IN LIQUIDATION (COST $--) ......................                                                         --
                                                                                                                 ----------------


26 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY      PRINCIPAL AMOUNT i        VALUE
---------------------------------------------------------------------------------------------------------------------------------
      GOVERNMENT AGENCIES 6.1%
    m Federal Home Loan Bank, 0.00% - 3.35%, 7/03/06 - 1/26/07 .......     United States       613,093,000       $    609,914,074
      Federal National Mortgage Association, 2.20%, 12/18/06 .........     United States        10,000,000              9,852,620
      Government of Norway, 6.75%, 1/15/07 ...........................         Norway           51,550,000 NOK          8,431,035
                                                                                                                 ----------------
      TOTAL GOVERNMENT AGENCIES (COST $627,690,931) ..................                                                628,197,729
                                                                                                                 ----------------
      TOTAL INVESTMENTS (COST $7,784,538,165) 99.8% ..................                                             10,256,796,215
      OPTIONS WRITTEN 0.0% e .........................................                                                   (132,710)
      SECURITIES SOLD SHORT (0.6)% ...................................                                                (66,653,116)
      NET UNREALIZED LOSS ON FORWARD EXCHANGE
       CONTRACTS (1.4)% ..............................................                                               (140,595,353)
      OTHER ASSETS, LESS LIABILITIES 2.2% ............................                                                231,512,516
                                                                                                                 ----------------
      NET ASSETS 100.0% ..............................................                                           $ 10,280,927,552
                                                                                                                 ================

                                                                                             -------------
                                                                                               CONTRACTS
                                                                                             -------------
    n OPTIONS WRITTEN 0.0% e
      AUTOMOBILES 0.0% e
      General Motors Corp., Jul. 30.00 Calls, 7/22/06 ................     United States               379       $         53,060
                                                                                                                 ----------------
      HEALTH CARE EQUIPMENT & SUPPLIES 0.0% e
      Bausch & Lomb Inc., Jul. 55.00 Calls, 7/22/06 ..................     United States             1,000                 30,000
      Bausch & Lomb Inc., Aug. 55.00 Calls, 8/19/06 ..................     United States               662                 49,650
                                                                                                                 ----------------
                                                                                                                           79,650
                                                                                                                 ----------------
      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $244,684) .............                                                    132,710
                                                                                                                 ================

                                                                                             -------------
                                                                                                SHARES
                                                                                             -------------
    o SECURITIES SOLD SHORT 0.6%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% e
      AT&T Inc. ......................................................     United States           220,100              6,138,589
                                                                                                                 ----------------
      ELECTRIC UTILITIES 0.4%
      FPL Group Inc. .................................................     United States         1,059,513             43,842,648
                                                                                                                 ----------------
      FOOD PRODUCTS 0.2%
      Kraft Foods Inc., A ............................................     United States           539,543             16,671,879
                                                                                                                 ----------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $66,956,622) .............                                           $     66,653,116
                                                                                                                 ----------------


                                                          Semiannual Report | 27

Mutual Discovery Fund

CURRENCY ABBREVIATIONS

CAD     - Canadian Dollar
EUR     - Euro
GBP     - British Pound
NOK     - Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS

ADR     - American Depository Receipt
FRN     - Floating Rate Note
GDR     - Global Depository Receipt
LIBOR   - London InterBank Offered Rate
PIBOR   - Paris InterBank Offered Rate
PIK     - Payment In Kind
REIT    - Real Estate Investment Trust

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the aggregate value of these securities was $136,837,454, representing 1.33% of net assets.

c     See Note 13 regarding holdings of 5% voting securities.

d     See Note 11 regarding restricted securities.

e     Rounds to less than 0.1% of net assets.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g     See Note 14 regarding other considerations.

h See Note 1(f) regarding securities segregated with broker for securities sold short.

i     The principal amount is stated in U.S. dollars unless otherwise indicated.

j     The coupon rate shown represents the rate at period end.

k     See Note 12 regarding unfunded loan commitments.

l     See Note 10 regarding defaulted securities.

m A portion or all of the security is traded on a discount basis with no stated coupon rate.

n     See Note 1(e) regarding written options.

o     See Note 1(f) regarding securities sold short.


28 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................................................       $  7,299,781,177
  Cost - Non-controlled affiliated issuers (Note 13) ...............................................            473,324,709
  Cost - Controlled affiliated issuers (Note 13) ...................................................             11,432,279
                                                                                                           ----------------
  Total cost of investments ........................................................................       $  7,784,538,165
                                                                                                           ================
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
    in the amount of $68,005,000) ..................................................................       $  9,691,347,421
  Value - Non-controlled affiliated issuers (Note 13) ..............................................            564,948,787
  Value - Controlled affiliated issuers (Note 13) ..................................................                500,007
                                                                                                           ----------------
  Total value of investments .......................................................................         10,256,796,215
 Cash ..............................................................................................                 38,012
 Foreign currency, at value (cost $60,972,786) .....................................................             61,015,929
 Receivables:
  Investment securities sold .......................................................................             55,357,431
  Capital shares sold ..............................................................................             28,420,071
  Dividends and interest ...........................................................................             14,844,276
  Other (Note 15) ..................................................................................                288,450
 Unrealized gain on forward exchange contracts (Note 8) ............................................             16,403,465
 Unrealized gain on unfunded loan commitments (Note 12) ............................................                698,895
 Cash on deposits with brokers for securities sold short ...........................................             78,635,199
 Due from broker - synthetic equity swaps (Note 7) .................................................             12,887,507
 Other assets ......................................................................................             17,926,200
                                                                                                           ----------------
      Total assets .................................................................................         10,543,311,650
                                                                                                           ----------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................................             12,404,101
  Capital shares redeemed ..........................................................................             10,850,589
  Affiliates .......................................................................................             13,907,814
 Options written, at value (premiums received $244,684) ............................................                132,710
 Securities sold short, at value (proceeds $66,956,622) ............................................             66,653,116
 Unrealized loss on forward exchange contracts (Note 8) ............................................            156,998,818
 Accrued expenses and other liabilities ............................................................              1,436,950
                                                                                                           ----------------
      Total liabilities ............................................................................            262,384,098
                                                                                                           ----------------
        Net assets, at value .......................................................................       $ 10,280,927,552
                                                                                                           ================
Net assets consist of:
 Paid-in capital ...................................................................................       $  7,575,635,436
 Undistributed net investment income ...............................................................            120,229,695
 Net unrealized appreciation (depreciation) ........................................................          2,339,983,634
 Accumulated net realized gain (loss) ..............................................................            245,078,787
                                                                                                           ----------------
        Net assets, at value .......................................................................       $ 10,280,927,552
                                                                                                           ================


                     Semiannual Report | See notes to financial statements. | 29

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS Z:
 Net assets, at value ..............................................................................       $  3,396,477,331
                                                                                                           ================
 Shares outstanding ................................................................................            121,623,483
                                                                                                           ================
 Net asset value and maximum offering price per share a ............................................       $          27.93
                                                                                                           ================
CLASS A:
 Net assets, at value ..............................................................................       $  4,698,516,908
                                                                                                           ================
 Shares outstanding ................................................................................            170,035,114
                                                                                                           ================
 Net asset value per share a .......................................................................       $          27.63
                                                                                                           ================
 Maximum offering price per share (net asset value per share / 94.25%) .............................       $          29.32
                                                                                                           ================
CLASS B:
 Net assets, at value ..............................................................................       $    247,590,894
                                                                                                           ================
 Shares outstanding ................................................................................              9,154,188
                                                                                                           ================
 Net asset value and maximum offering price per share a ............................................       $          27.05
                                                                                                           ================
CLASS C:
 Net assets, at value ..............................................................................       $  1,804,863,385
                                                                                                           ================
 Shares outstanding ................................................................................             65,880,343
                                                                                                           ================
 Net asset value and maximum offering price per share a ............................................       $          27.40
                                                                                                           ================
CLASS R:
 Net assets, at value ..............................................................................       $    133,479,034
                                                                                                           ================
 Shares outstanding ................................................................................              4,864,380
                                                                                                           ================
 Net asset value and maximum offering price per share a ............................................       $          27.44
                                                                                                           ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $12,522,452)
  Unaffiliated issuers .............................................................................       $    159,129,487
  Non-controlled affiliated issuers (Note 13) ......................................................             47,829,844
 Interest - Unaffiliated issuers ...................................................................             22,747,656
 Income from securities loaned - net ...............................................................                647,091
 Other income (Note 15) ............................................................................                288,450
                                                                                                           ----------------
      Total investment income ......................................................................            230,642,528
                                                                                                           ----------------
Expenses:
 Management fees (Note 3a) .........................................................................             36,994,691
 Administrative fees (Note 3b) .....................................................................              3,642,268
 Distribution fees (Note 3c)
  Class A ..........................................................................................              6,924,992
  Class B ..........................................................................................              1,209,157
  Class C ..........................................................................................              8,284,858
  Class R ..........................................................................................                305,500
 Transfer agent fees (Note 3e) .....................................................................              5,476,953
 Custodian fees (Note 4) ...........................................................................              1,300,050
 Reports to shareholders ...........................................................................                147,814
 Registration and filing fees ......................................................................                121,080
 Professional fees .................................................................................                708,037
 Directors' fees and expenses ......................................................................                 74,137
 Dividends on securities sold short ................................................................                993,363
 Other .............................................................................................                 88,252
                                                                                                           ----------------
      Total expenses ...............................................................................             66,271,152
      Expense reductions (Note 4) ..................................................................                (18,815)
                                                                                                           ----------------
       Net expenses ................................................................................             66,252,337
                                                                                                           ----------------
        Net investment income ......................................................................            164,390,191
                                                                                                           ----------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ............................................................................            349,550,757
   Non-controlled affiliated issuers (Note 13) .....................................................              1,115,271
 Written options ...................................................................................                 33,599
 Securities sold short .............................................................................             (5,496,104)
 Foreign currency transactions .....................................................................            (51,122,529)
 Swap agreements ...................................................................................                216,618
                                                                                                           ----------------
        Net realized gain (loss) ...................................................................            294,297,612
                                                                                                           ----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ......................................................................................            432,182,689
  Translation of assets and liabilities denominated in foreign currencies ..........................           (202,122,761)
 Change in deferred taxes on unrealized appreciation ...............................................                212,578
                                                                                                           ----------------
        Net change in unrealized appreciation (depreciation) .......................................            230,272,506
                                                                                                           ----------------
Net realized and unrealized gain (loss) ............................................................            524,570,118
                                                                                                           ----------------
Net increase (decrease) in net assets resulting from operations ....................................       $    688,960,309
                                                                                                           ================


                     Semiannual Report | See notes to financial statements. | 31

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         ---------------------------------------
                                                                                         SIX MONTHS ENDED
                                                                                          JUNE 30, 2006           YEAR ENDED
                                                                                           (UNAUDITED)         DECEMBER 31, 2005
                                                                                         ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................     $    164,390,191      $      74,139,679
  Net realized gain (loss) from investments, written options, securities sold short,
   foreign currency transactions, and swap agreements ..............................          294,297,612            545,293,106
  Net change in unrealized appreciation (depreciation) on investments, translation
   of assets and liabilities denominated in foreign currencies, and deferred taxes .          230,272,506            410,329,170
                                                                                         ---------------------------------------
      Net increase (decrease) in net assets resulting from operations ..............          688,960,309          1,029,761,955
                                                                                         ---------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................          (14,820,125)           (48,037,194)
   Class A .........................................................................          (19,408,165)           (42,518,253)
   Class B .........................................................................             (918,878)            (1,634,133)
   Class C .........................................................................           (6,709,011)           (10,283,880)
   Class R .........................................................................             (543,117)            (1,080,128)
  Net realized gains:
   Class Z .........................................................................          (46,497,042)          (146,590,402)
   Class A .........................................................................          (64,369,410)          (171,167,526)
   Class B .........................................................................           (3,501,742)           (11,212,671)
   Class C .........................................................................          (25,025,896)           (70,203,636)
   Class R .........................................................................           (1,850,085)            (4,839,461)
                                                                                         ---------------------------------------
 Total distributions to shareholders ...............................................         (183,643,471)          (507,567,284)
                                                                                         ---------------------------------------
 Capital share transactions: (Note 2)
   Class Z .........................................................................          173,433,432            236,977,632
   Class A .........................................................................          938,418,809          1,242,352,449
   Class B .........................................................................            9,300,199             22,746,797
   Class C .........................................................................          287,188,708            379,781,109
   Class R .........................................................................           27,835,269             47,560,961
                                                                                         ---------------------------------------
 Total capital share transactions ..................................................        1,436,176,417          1,929,418,948
                                                                                         ---------------------------------------

 Redemption fees ...................................................................               30,480                 45,185
                                                                                         ---------------------------------------
     Net increase (decrease) in net assets .........................................        1,941,523,735          2,451,658,804
Net assets:
 Beginning of period ...............................................................        8,339,403,817          5,887,745,013
                                                                                         ---------------------------------------
 End of period .....................................................................     $ 10,280,927,552      $   8,339,403,817
                                                                                         =======================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
  End of period ....................................................................     $    120,229,695      $      (1,761,200)
                                                                                         =======================================


32 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940 (1940 Act). The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 33

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


34 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 35

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At June 30, 2006, the Fund had no securities on loan.


36 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 870 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                           -----------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                   JUNE 30, 2006                   DECEMBER 31, 2005
                                           -----------------------------------------------------------------
                                              SHARES            AMOUNT           SHARES           AMOUNT
                                           -----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ...........................       8,228,850    $  233,027,272      11,753,534    $  299,204,550
 Shares issued in reinvestment
  of distributions .....................       2,089,251        56,221,688       6,789,554       177,729,592
 Shares redeemed .......................      (4,151,363)     (115,815,528)     (9,384,324)     (239,956,510)
                                           -----------------------------------------------------------------
 Net increase (decrease) ...............       6,166,738    $  173,433,432       9,158,764    $  236,977,632
                                           =================================================================


38 | Semiannual Report

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)

                                           -----------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                   JUNE 30, 2006                   DECEMBER 31, 2005
                                           -----------------------------------------------------------------
                                              SHARES            AMOUNT           SHARES           AMOUNT
                                           -----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................      43,135,130    $1,196,785,287      56,645,618    $1,439,893,472
 Shares issued in reinvestment
  of distributions .....................       2,920,153        77,763,201       7,726,972       200,597,742
 Shares redeemed .......................     (12,162,967)     (336,129,679)    (15,740,243)     (398,138,765)
                                           -----------------------------------------------------------------
 Net increase (decrease) ...............      33,892,316    $  938,418,809      48,632,347    $1,242,352,449
                                           =================================================================
CLASS B SHARES:
 Shares sold ...........................         669,386    $   18,167,834       1,235,020    $   30,441,216
 Shares issued in reinvestment
  of distributions .....................         152,836         3,985,965         458,269        11,673,181
 Shares redeemed .......................        (473,950)      (12,853,600)       (781,874)      (19,367,600)
                                           -----------------------------------------------------------------
 Net increase (decrease) ...............         348,272    $    9,300,199         911,415    $   22,746,797
                                           =================================================================
CLASS C SHARES:
 Shares sold ...........................      12,944,581    $  357,086,972      17,305,812    $  435,052,733
 Shares issued in reinvestment
  of distributions .....................       1,047,051        27,652,654       2,753,526        71,071,498
 Shares redeemed .......................      (3,553,892)      (97,550,918)     (5,039,587)     (126,343,122)
                                           -----------------------------------------------------------------
 Net increase (decrease) ...............      10,437,740    $  287,188,708      15,019,751    $  379,781,109
                                           =================================================================
CLASS R SHARES:
 Shares sold ...........................       1,324,282    $   36,271,126       2,257,530    $   56,609,057
 Shares issued in reinvestment
  of distributions .....................          88,982         2,353,558         224,837         5,801,526
 Shares redeemed .......................        (393,333)      (10,789,415)       (587,868)      (14,849,622)
                                           -----------------------------------------------------------------
 Net increase (decrease) ...............       1,019,931    $   27,835,269       1,894,499    $   47,560,961
                                           =================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                  Investment manager
Franklin Templeton Investment Management Limited (FTIML)         Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent


                                                          Semiannual Report | 39

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.800%                 Up to and including $4 billion
      0.770%                 Over $4 billion, up to and including $7 billion
      0.750%                 Over $7 billion, up to and including $10 billion
      0.730%                 In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.150%                 Up to and including $200 million
      0.135%                 Over $200 million, up to and including $700 million
      0.100%                 Over $700 million, up to and including $1.2 billion
      0.075%                 In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ............................................................       1.00%
Class C ............................................................       1.00%
Class R ............................................................       0.50%


40 | Semiannual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charge received a ..................................        $3,370,603
Contingent deferred sales charges retained ...................        $  184,942

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

For the period ended June 30, 2006, the Fund paid transfer agent fees of $5,476,953, of which $3,234,964 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses.During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $2,381,508.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, passive foreign investment company shares, wash sales, foreign currency transactions, bond discounts and premiums, foreign taxes paid on net realized gains and certain dividends on securities sold short.


                                                          Semiannual Report | 41

Mutual Discovery Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................     $7,823,056,161
                                                                 ==============

Unrealized appreciation ....................................     $2,645,822,025
Unrealized depreciation ....................................       (212,081,971)
                                                                 --------------
Net unrealized appreciation (depreciation) .................     $2,433,740,054
                                                                 ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2006, aggregated $2,471,823,424 and $1,082,439,518, respectively.

Transactions in options written during the period ended June 30, 2006, were as follows:

                                                  ------------------------
                                                  NUMBER OF       PREMIUMS
                                                  CONTRACTS       RECEIVED
                                                  ------------------------
Options outstanding at
 December 31, 2005 .........................            400      $  33,599
Options written ............................          4,691        398,724
Options expired ............................           (400)       (33,599)
Options exercised ..........................         (2,650)      (154,040)
Options closed .............................             --             --
                                                  ------------------------
Options outstanding at
 June 30, 2006 .............................          2,041      $ 244,684
                                                  ========================

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

----------------------------------------------------------------------------------------------------
                                                             NUMBER OF     NOTIONAL      UNREALIZED
CONTRACTS TO BUY                                             CONTRACTS       VALUE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------
BAA PLC (7.81 - 9.03 GBP)................................    2,950,088    $50,899,348    $ 4,540,847
BOC Group PLC (15.46 - 15.55 GBP)........................    1,479,246     43,248,184        767,899
Christian Dior SA (46.76 - 54.99 EUR)....................       75,476      7,400,763      2,689,923
                                                                                         -----------
Total contracts to buy...............................................................      7,998,669
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                                                             NUMBER OF     NOTIONAL      UNREALIZED
CONTRACTS TO SELL                                            CONTRACTS       VALUE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR).....       75,332    $ 7,478,193    $(1,865,319)
                                                                                         -----------
Total contracts to sell..............................................................     (1,865,319)
                                                                                         ===========
Net unrealized gain (loss)...........................................................    $ 6,133,350
                                                                                         ===========


42 | Semiannual Report

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

-------------------------------------------------------------------------------------------------
                                                       CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO BUY                                       AMOUNT A          DATE         GAIN (LOSS)
-------------------------------------------------------------------------------------------------
        3,500,000  British Pound.................       6,429,150       8/14/06      $     49,928
       87,621,940  Norwegian Krone...............      14,050,000       9/06/06            97,140
       11,406,532  Swiss Franc...................       9,253,779       9/07/06           149,759
       42,357,676  Canadian Dollar...............      37,811,079       9/25/06           238,304
                                                                                     ------------
                                                                                     $    535,131
                                                                                     ------------

-------------------------------------------------------------------------------------------------
                                                       CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO SELL                                      AMOUNT A          DATE         GAIN (LOSS)
-------------------------------------------------------------------------------------------------
      640,106,691  Norwegian Krone...............     105,257,753       7/10/06      $  2,333,526
       16,892,649  Euro..........................      21,738,131       7/24/06            89,630
        4,818,543  Singapore Dollar..............       3,050,000       7/24/06             1,702
        3,064,745  British Pound.................       5,782,407       8/15/06           108,927
       34,138,450  Norwegian Krone...............       5,581,737       9/06/06            69,859
      809,415,233  Norwegian Krone...............     135,782,443       9/07/06         5,087,961
      381,514,474  Swiss Franc...................     319,732,741       9/07/06         5,212,443
        1,025,906  British Pound.................       1,917,993       9/08/06            17,739
       10,388,711  Canadian Dollar...............       9,450,000       9/25/06           117,948
   32,591,581,250  Korean Won....................      34,750,000       9/25/06           295,644
       27,060,930  British Pound.................      51,222,655      10/04/06         1,066,601
       43,909,930  Euro..........................      57,079,677      12/06/06           324,213
      704,162,500  Taiwan Dollar.................      22,150,000      12/06/06           385,221
       33,365,253  New Zealand Dollar............      20,919,398      12/07/06           756,920
                                                                                     ------------
                                                                                       15,868,334
                                                                                     ------------
   Unrealized gain on forward exchange contracts...............................      $ 16,403,465
                                                                                     ------------

-------------------------------------------------------------------------------------------------
                                                       CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO BUY                                       AMOUNT A          DATE         GAIN (LOSS)
-------------------------------------------------------------------------------------------------
       41,291,765  Norwegian Krone...............       6,700,000       7/10/06      $    (60,602)
        2,298,561  Canadian Dollar...............       2,075,000       9/25/06           (10,231)
                                                                                     ------------
                                                                                     $    (70,833)
                                                                                     ------------


                                                          Semiannual Report | 43

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------
                                                       CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO SELL                                      AMOUNT A          DATE         GAIN (LOSS)
--------------------------------------------------------------------------------------------------
      137,856,081  Euro..........................     164,381,861       7/17/06      $ (12,193,427)
      163,908,173  Euro..........................     203,146,133       7/24/06         (6,907,731)
       42,396,566  Singapore Dollar..............      26,312,279       7/24/06           (508,564)
       47,666,230  British Pound.................      83,191,455       8/14/06         (5,046,612)
       70,817,410  British Pound.................     124,594,355       8/15/06         (6,503,414)
      973,881,084  Danish Krone..................     165,715,773       8/21/06         (1,901,429)
      287,522,909  Euro..........................     359,058,039       8/23/06        (10,149,014)
    1,691,472,927  Norwegian Krone...............     260,607,745       9/06/06        (12,491,703)
      122,396,814  British Pound.................     212,989,708       9/08/06        (13,722,068)
      156,516,618  Euro..........................     195,922,934       9/13/06         (5,331,666)
      279,796,452  Euro..........................     345,324,216       9/15/06        (14,494,290)
    1,039,506,219  Swedish Krone.................     135,728,618       9/15/06         (9,709,669)
      272,315,708  Canadian Dollar...............     238,278,295       9/25/06         (6,339,575)
  228,813,956,250  Korean Won....................     237,050,000       9/25/06         (4,841,839)
   21,004,238,803  Japanese Yen..................     183,132,635       9/28/06         (2,801,940)
       41,284,178  British Pound.................      71,842,505      10/04/06         (4,675,615)
      219,189,608  Euro..........................     271,752,817      10/18/06        (10,707,533)
      205,409,864  Euro..........................     250,122,351      10/24/06        (14,678,091)
      185,021,592  Euro..........................     225,092,164      11/27/06        (13,923,805)
                                                                                     -------------
                                                                                      (156,927,985)
                                                                                     -------------
 Unrealized loss on forward exchange contracts      ............................      (156,998,818)
                                                                                     -------------
   Net unrealized gain (loss) on forward exchange contracts.....................     $(140,595,353)
                                                                                     =============

a     In U.S. Dollar unless otherwise indicated.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2006, the aggregate value of these securities was $96,504,803, representing 0.94% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


44 | Semiannual Report

Mutual Discovery Fund

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                 ACQUISITION
AND CONTRACTS       ISSUER                                           DATE          COST          VALUE
----------------------------------------------------------------------------------------------------------
          332,512   AboveNet Inc. .............................    10/02/01     $15,655,782   $ 10,188,168
              310   AboveNet Inc., Sep. 20.95 Calls,
                     9/09/13 ..................................     4/14/06              --          5,905
           11,105   AboveNet Inc., wts., 9/08/08 ..............    10/02/01       1,437,838        266,520
           13,066   AboveNet Inc., wts., 9/08/10 ..............    10/02/01       1,768,651        271,773
           53,272   Anchor Resources LLC ......................     6/29/04              --             --
           66,860   Augsburg Re AG ............................     5/25/06          66,860         66,860
          359,884   DecisionOne Corp. .........................     9/28/99         273,004        256,597
          402,186   DecisionOne Corp., 12.00%, 4/15/10 ........    10/29/99       1,276,216        402,186
           27,889   Esmark Inc., 10.00%, cvt. pfd., A .........    11/08/04      27,889,000     27,459,510
           11,589   FE Capital Holdings Ltd. ..................     8/29/03              --     28,073,514
        2,247,600   Florida East Coast Industries Inc. ........    12/29/95      67,070,841    111,736,063
        8,758,216   Hancock Discovery LLC .....................     3/06/97      11,432,279        500,007
          880,440   Hollinger International Inc., A ...........     4/08/04      15,179,634      6,716,437
        4,551,501   Imagine Group Holdings Ltd. ...............     8/31/04      46,614,197     46,614,334
        1,311,350   International Automotive Components
                     Group Brazil LLC .........................     4/13/06       1,311,350      1,311,350
       12,985,525   International Automotive Components
                     Group LLC ................................     1/12/06      12,985,525     12,985,525
        1,135,557   Kindred Healthcare Inc. ...................    12/12/01      13,864,204     28,048,258
              672   Kindred Healthcare Inc., Jan. 9.07
                     Calls, 1/01/13 ...........................     1/01/05              --         10,500
              446   Kindred Healthcare Inc., Jan. 25.99
                     Calls, 1/01/14 ...........................     1/01/05              --             --
              898   Kindred Healthcare Inc., Jan. 26.00
                     Calls, 1/01/12 ...........................     1/01/05              --             --
              186   Kindred Healthcare Inc., Jan. 27.90
                     Calls, 1/10/15 ...........................     1/06/06              --             --
            3,002   Kindred Healthcare Inc., Jul. 23.75
                     Calls, 7/17/11 ...........................     7/17/05              --          2,852
           55,890   NCB Warrant Holdings Ltd., A ..............    12/16/05              --      9,026,235


                                                          Semiannual Report | 45

Mutual Discovery Fund

11. RESTRICTED SECURITIES (CONTINUED)

----------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                 ACQUISITION
AND CONTRACTS       ISSUER                                           DATE          COST          VALUE
----------------------------------------------------------------------------------------------------------
           47,160   Olympus Re Holdings Ltd. ..................    12/19/01     $ 4,716,000   $         --
           86,280   PTV Inc., 10.00%, pfd, A ..................    12/07/01         258,840        198,444
           14,787   Security Capital European Realty ..........     4/08/98         810,051         92,862
              170   Torre Mayor Investments LP ................    10/28/02      14,065,434     11,730,000
                                                                                              ------------
                    TOTAL RESTRICTED SECURITIES (2.88% OF NET ASSETS) .....................   $295,963,900
                                                                                              ============

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
BORROWER                                                     UNFUNDED COMMITMENT
--------------------------------------------------------------------------------
Owens Corning, Revolver, 6/26/02 ........................               $863,849
TVMAX Holdings Inc., PIK, 14.00%, 8/31/06 ...............                     26
                                                                        --------
                                                                        $863,875
                                                                        ========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


46 |  Semiannual Report

Mutual Discovery Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF                                   NUMBER OF
                               SHARES HELD                                   SHARES                       INVESTMENT      REALIZED
                               AT BEGINNING      GROSS         GROSS         HELD AT       VALUE AT         INCOME        CAPITAL
NAME OF ISSUER                  OF PERIOD      ADDITIONS     REDUCTIONS   END OF PERIOD  END OF PERIOD      (LOSS)      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES A
Hancock Discovery LLC .......     8,758,216             --            --      8,758,216   $    500,007   $         --   $         --
                                                                                          ------------------------------------------

NON-CONTROLLED AFFILIATES
CSM NV ......................     3,219,606        817,320            --      4,036,926   $112,373,814   $  3,441,407   $         --
Esmark Inc., 10%,
 cvt.. pfd., A ..............        27,889             --            --         27,889     27,459,510      1,382,988
Farmer Brothers Co. .........       904,637             --            --        904,637     19,612,530        189,974             --
FE Capital Holdings Ltd. ....        11,589             --            --         11,589     28,073,514             --             --
Florida East Coast
 Industries Inc. ............     2,247,600             --            --      2,247,600    111,736,063        292,188             --
Gammon Lake Resources Inc. ..     4,402,100             --       186,861      4,215,239     57,819,567             --      1,115,271
Imagine Group Holdings Ltd. .     4,551,501             --            --      4,551,501     46,614,334             --             --
International Automotive
 Components Group
 Brazil LLC .................            --      1,311,350            --      1,311,350      1,311,350             --             --
International Automotive
 Components Group LLC .......            --     12,985,525            --     12,985,525     12,985,525             --             --
Potlatch Corp. ..............     2,580,250      1,002,070            --      3,582,320    135,232,580     42,523,287             --
Torre Mayor Investments LP ..           170             --            --            170     11,730,000             --             --
                                                                                          ------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES........................................................   $564,948,787   $ 47,829,844   $  1,115,271
                                                                                          ------------------------------------------
TOTAL AFFILIATED SECURITIES (5.50% OF NET ASSETS)......................................   $565,448,794   $ 47,829,844   $  1,115,271
                                                                                          ==========================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc., Esmark Inc. and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                          Semiannual Report | 47

Mutual Discovery Fund

14. OTHER CONSIDERATIONS (CONTINUED)

Directors or employees of Franklin Mutual, the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."


48 | Semiannual Report

Mutual Discovery Fund

15. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

16. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


                                                          Semiannual Report | 49

Mutual Discovery Fund

SHAREHOLDER INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those directors unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and received assistance from an independent consultant retained on behalf of the independent directors to provide advice in connection with the renewal process; they also interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. ("Lipper"), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper
Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (the "Profitability Study"). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


50 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as a reason that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that long-term performance is a significant component of incentive-based compensation. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 51

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the recent investment performance of the Fund as well as that of the last three- and five-year periods. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2005, and had an annualized total return for the five-year period in the best performing quintile. The directors recognized that the Fund's 31% total return for the year ended December 31, 2003, caused the Fund to have, as compared to such other funds, a relatively lower annualized total return for the three-year period ended December 31, 2005. The directors noted that, since the investment manager started advising the Fund over nine years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2005, exceeded 12%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2005.

The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


52 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of global multi-cap value funds, global multi-cap core funds and global large-cap value funds. The Fund's investment management fee was in the second-highest expense quintile of the group (i.e., the group having the second-highest investment management fee); however, its total expenses (including 12b-1 and non-12b-1 service fees) were in the lowest expense quintile of the group (i.e., the group having the lowest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                                                          Semiannual Report | 53

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager during the course of the upcoming year and requested periodic updates from the investment manager on its profitability. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager's realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. As a result of such considerations, the directors negotiated an additional 0.02% (2 basis points) breakpoint reduction in the Fund's


54 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investment management fee for assets under management in excess of $13 billion (Effective July 1, 2006). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 55

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s

MUTUAL EUROPEAN FUND




--------------------------------------------------------------------------------
                                                        JUNE 30, 2006
--------------------------------------------------------------------------------

                   [PHOTO]

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER               INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                MUTUAL EUROPEAN FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              Thank You For Your
                              Continued Participation

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style
                              U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

            [GRAPHIC]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual European Fund ......................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   27

Shareholder Information ...................................................   41

--------------------------------------------------------------------------------
Semiannual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Mutual European Fund covers the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a +9.15% cumulative total return for the six months ended June 30, 2006. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned +13.99% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

Global economic expansion remained strong during the six months ended June 30, 2006, although the European region continued to grow at a more modest rate than in the U.S. However, during the latter part of the period,

1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged, includes reinvested dividends and does not hedge currencies. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3
concerns emerged about the sustainability of growth, driven by continued high energy and commodity prices, widespread expectations of rising inflationary pressures and a tighter monetary policy followed by the central banks of the U.S., Europe and Japan. During the period, the U.S. Federal Reserve Board (Fed) increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank (ECB) raised short-term rates twice to 2.75%. In March, the Bank of Japan signaled its intention to allow short-term rates to rise from their effective zero percent level. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether the current tightening cycle in the U.S. might end soon.

The combination of ample corporate liquidity and relatively low interest rates fueled active mergers and acquisitions markets. In the first half of 2006, the aggregate global value of deals announced rose to $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border transactions were about 40% of total deal volume, with European companies being the most active worldwide. 2

In May, equity markets in Europe and around the world suffered a sharp pullback as a more hawkish inflation stance taken by the U.S. Fed and the ECB led to a growing concern of slower economic growth. Adverse U.S. inflation data triggered initial weakness before a series of global sell-offs became self-sustaining.

As of June 30, 2006, the six-month total return for the MSCI Europe, Australasia, Far-East (EAFE) Index was +10.50%, and for the MSCI AC World ex USA Index was +9.99%. 3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns in U.S. dollars). 4

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

3. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

4. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


4 | Semiannual Report

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, as we focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

Our distinctive investment approach contributed to Fund performance during the period under review with our equity portfolio's solid returns. Euronext, Carlsberg and Schindler were major contributors.

Shares of Euronext, a pan-European securities exchange, appreciated nearly 69% in local currency during the review period as trading volumes increased in Euronext's European-based cash equities and derivatives markets. Also, the company announced its plan to return approximately $1.2 billion to shareholders in the form of dividends and buybacks as a result of its ongoing campaign of strict cost control and active capital management measures. At a time when many exchanges were seeking consolidation, the New York Stock Exchange (NYSE) and Euronext announced a "merger of equals" agreement on June 1, 2006. Under such an agreement, the two companies combined would create a new company, potentially larger and with greater market share. Although we generally view such global consolidation positively, we believed the company's value was not fully reflected in the NYSE bid and continued to hold Euronext at period-end. We think our investment still has significant upside potential should there be a higher bid for the company or if Euronext remains a standalone entity.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

France                                         16.6%
U.K.                                           13.2%
Germany                                        12.5%
Netherlands                                     9.2%
Switzerland                                     8.2%
Norway                                          7.6%
U.S.                                            6.8%
Spain                                           4.5%
Sweden                                          4.4%
Belgium                                         3.5%
South Africa                                    2.6%
Denmark                                         2.6%
Italy                                           2.2%
Finland                                         1.5%
Other                                           3.2%
South-Term Investments & Other Net Assests      1.4%


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/06

----------------------------------------------------
                                          % OF TOTAL
                                          NET ASSETS
----------------------------------------------------
Food Products                                  12.3%
----------------------------------------------------
Commercial Banks                                9.2%
----------------------------------------------------
Tobacco                                         8.3%
----------------------------------------------------
Machinery                                       5.7%
----------------------------------------------------
Chemicals                                       5.4%
----------------------------------------------------
Metals & Mining                                 5.0%
----------------------------------------------------
Oil, Gas & Consumable Fuels                     4.9%
----------------------------------------------------
Media                                           4.7%
----------------------------------------------------
Diversified Financial Services                  4.4%
----------------------------------------------------
Food & Staples Retailing                        3.3%
----------------------------------------------------

Danish-based Carlsberg, the world's fifth-largest brewer, appreciated nearly 27% in local currency during the review period. The positive returns were driven by the initial execution of a program, enabling the company to lower its distribution costs and increase its pricing power, particularly in Western Europe. Early results suggested the plan was ahead of investor expectations. At period-end, we believed, Carlsberg's improvements should continue to produce results and we still find the stock to be attractively valued.

Swiss elevator manufacturer Schindler was another one of our top performing investments during the review period. Schindler's stock price gained 23% in local currency, as the company surprised investors with increased sales and a stronger than expected earnings outlook. In 2005, net profit was up more than 22% and a similar increase was forecast for 2006 as the company looked forward to rising sales in Asia and growth in Europe as facilities are modernized. At period-end, we still found Schindler attractively priced due to its distinct business model. Based on the company's expectations for 2006, Schindler's balance sheet was strong and the company's stock continued to trade at a discount to its competitors.

Unfortunately, not every security in the Fund's portfolio appreciated during the review period. Three positions that detracted from performance included Svenska Handelsbanken, a Swedish bank; Siemens, a German electronics and electrical engineering company; and Seadrill, a Norwegian offshore driller.

Svenska Handelsbanken was a new Fund position whose shares declined 11% in local currency since we purchased it due to a broad-based correction in the European markets in May and early June. The company has historically been committed to providing long-term value to its shareholders and we believe the tradition will continue as the bank grows and excess capital is returned to its shareholders. We found Svenska Handelsbanken's low-risk business model attractive in a rapidly changing Swedish banking market and saw hidden value in its insurance division. Due to the market correction, we were able to add to our existing position at a lower price.


6 | Semiannual Report

Similar to Svenska Handelsbanken, shares of Siemens also suffered from the European market sell-off and declined 4% in local currency during the review period. Some of the loss can be attributed to profit taking as the company's stock price had appreciated 17% between January 1 and April 26. However, at period-end, we believed there was still meaningful upside potential as many of the company's strong fundamentals remained intact. Siemens' CEO Klaus Kleinfeld continued to spearhead the company's restructuring efforts of its industrial activities.

Seadrill underperformed during the period (-14% in local currency) due to concerns regarding cost overruns on new deep-sea drilling rigs currently in production. However, we believed Seadrill was well-positioned within its industry. The company owns a large and modern fleet of vessels for ultra-deep offshore drilling, an area that could grow rapidly as supply and demand for oil should lead to increased exploration. Despite the stock price decline, we continued to believe in Seadrill's potential and maintained our position at period-end.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

TOP 10 HOLDINGS
6/30/06

----------------------------------------------------
COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
----------------------------------------------------
Orkla ASA                                       3.2%
 FOOD PRODUCTS, NORWAY
----------------------------------------------------
Schindler Holding AG, ord & Reg D               3.2%
 MACHINERY, SWITZERLAND
----------------------------------------------------
British American Tobacco PLC                    3.1%
 TOBACCO, U.K.
----------------------------------------------------
Imperial Tobacco Group PLC                      2.6%
 TOBACCO, U.K.
----------------------------------------------------
Anglo American PLC                              2.6%
 METALS & MINING, SOUTH AFRICA
----------------------------------------------------
Nestle SA                                       2.6%
 FOOD PRODUCTS, SWITZERLAND
----------------------------------------------------
Altadis SA                                      2.6%
 TOBACCO, SPAIN
----------------------------------------------------
Siemens AG                                      2.5%
 INDUSTRIAL CONGLOMERATES, GERMANY
----------------------------------------------------
Fortis                                          2.2%
 DIVERSIFIED FINANCIAL SERVICES, BELGIUM
----------------------------------------------------
BNP Paribas SA                                  2.1%
 COMMERCIAL BANKS, FRANCE
----------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Philippe Brugere-Trelat

                        Philippe Brugere-Trelat
                        Portfolio Manager


[PHOTO OMITTED]         /s/ Charles M. Lahr

                        Charles M. Lahr, CFA
                        Assistant Portfolio Manager

                        Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------

PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

CHARLES LAHR, assistant portfolio manager for Mutual European Fund, has been a portfolio manager for Franklin Mutual Advisers since 2004. He is a co-portfolio manager for Mutual Financial Services Fund and assistant portfolio manager for Mutual Beacon Fund. Prior to joining Mutual Series in 2003, he worked within the financial services industry for companies including the State of Wisconsin Investment Board, U.S. Bancorp and Principal Financial Group.

--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MEURX)                               CHANGE           6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.54            $22.84           $21.30
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                     $0.0516
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1842
--------------------------------------------------------------------------------------------------
       TOTAL                        $0.3918
--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMIX)                               CHANGE           6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.49            $22.48           $20.99
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                     $0.0459
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1842
--------------------------------------------------------------------------------------------------
       TOTAL                        $0.3861
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEUBX)                               CHANGE           6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.38            $21.96           $20.58
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                     $0.0330
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1842
--------------------------------------------------------------------------------------------------
       TOTAL                        $0.3732
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEURX)                               CHANGE           6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.42            $22.40           $20.98
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                     $0.0335
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1842
--------------------------------------------------------------------------------------------------
       TOTAL                        $0.3737
--------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGE; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS Z                              6-MONTH           1-YEAR          5-YEAR      INCEPTION (7/3/96)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +9.15%          +24.06%         +78.90%            +354.48%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +9.15%          +24.06%         +12.34%             +16.36%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $10,915          $12,406         $17,890             $45,448
------------------------------------------------------------------------------------------------------
CLASS A                              6-MONTH           1-YEAR          5-YEAR     INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +9.02%          +23.70%         +75.89%            +303.30%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +2.76%          +16.57%         +10.64%             +14.82%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $10,276          $11,657         $16,581             $38,015
------------------------------------------------------------------------------------------------------
CLASS B                              6-MONTH           1-YEAR          5-YEAR      INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +8.60%          +22.86%         +70.16%            +184.91%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +4.60%          +18.86%         +10.95%             +14.99%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $10,460          $11,886         $16,816             $28,491
------------------------------------------------------------------------------------------------------
CLASS C                              6-MONTH           1-YEAR          5-YEAR     INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2             +8.63%          +22.80%         +70.19%            +280.73%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3         +7.63%          +21.80%         +11.22%             +14.84%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4        $10,763          $12,180         $17,019             $38,073
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT-TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
CLASS Z                                       VALUE 1/1/06      VALUE 6/30/06   PERIOD* 1/1/06-6/30/06
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,091.50             $ 5.29
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.74             $ 5.11
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,090.20             $ 6.79
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.30             $ 6.56
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,086.00             $10.45
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.78             $10.09
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,086.30             $10.45
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.78             $10.09
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.02%; A: 1.31%; B: 2.02%; and C: 2.02%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)           2005         2004          2003         2002        2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  21.30       $  19.75     $  16.79      $  12.97     $  14.43    $  15.52
                                                  --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................           0.61           0.42         0.37          0.32         0.27        0.35

 Net realized and unrealized gains (losses) ....           1.32           3.11         3.21          3.93        (1.38)      (1.08)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............           1.93           3.53         3.58          4.25        (1.11)      (0.73)
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.05)         (0.55)       (0.60)        (0.43)       (0.25)      (0.32)

 Net realized gains ............................          (0.34)         (1.43)       (0.02)           --        (0.10)      (0.04)
                                                  --------------------------------------------------------------------------------
Total distributions ............................          (0.39)         (1.98)       (0.62)        (0.43)       (0.35)      (0.36)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................             -- e           -- e         -- e          -- e         --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................       $  22.84       $  21.30     $  19.75      $  16.79     $  12.97    $  14.43
                                                  ================================================================================

Total return c .................................           9.15%         18.03%       21.58%        32.84%       (7.71)%     (4.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $872,935       $788,228     $650,547      $498,667     $376,828    $448,732

Ratios to average net assets:

 Expenses d ....................................           1.02% f,g      1.05% g      1.07% g       1.08%        1.05%       1.05%

 Net investment income .........................           5.39% f        1.99%        2.10%         2.19%        1.88%       2.27%

Portfolio turnover rate ........................          22.21%         29.84%       33.11%        52.33%       29.86%      52.15%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................           1.02% f        1.04%        1.07%         1.08%        1.04%       1.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Mutual European Fund

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)           2005         2004          2003         2002        2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  20.99       $  19.50     $  16.59      $  12.83     $  14.27    $  15.36
                                                  --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................           0.58           0.34         0.31          0.26         0.22        0.28

 Net realized and unrealized gains (losses) ....           1.30           3.07         3.16          3.88        (1.35)      (1.06)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............           1.88           3.41         3.47          4.14        (1.13)      (0.78)
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.05)         (0.49)       (0.54)        (0.38)       (0.21)      (0.27)

 Net realized gains ............................          (0.34)         (1.43)       (0.02)           --        (0.10)      (0.04)
                                                  --------------------------------------------------------------------------------
Total distributions ............................          (0.39)         (1.92)       (0.56)        (0.38)       (0.31)      (0.31)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................             -- e           -- e         -- e          -- e         --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................       $  22.48       $  20.99     $  19.50      $  16.59     $  12.83    $  14.27
                                                  ================================================================================

Total return c .................................           9.02%         17.56%       21.23%        32.34%       (8.05)%     (5.05)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $812,631       $707,995     $545,120      $417,630     $302,735    $254,632

Ratios to average net assets:

 Expenses d ....................................           1.31% f,g      1.38% g      1.42% g       1.43%        1.40%       1.40%

 Net investment income .........................           5.10% f        1.66%        1.75%         1.84%        1.53%       1.88%

Portfolio turnover rate ........................          22.21%         29.84%       33.11%        52.33%       29.86%      52.15%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................           1.31% f        1.37%        1.42%         1.43%        1.39%       1.39%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Mutual European Fund

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS B                                             (UNAUDITED)           2005         2004          2003         2002        2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  20.58       $  19.14     $  16.31      $  12.64     $  14.09    $  15.19
                                                  --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................           0.47           0.21         0.19          0.16         0.10        0.18

 Net realized and unrealized gains (losses) ....           1.28           3.01         3.10          3.81        (1.31)      (1.03)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............           1.75           3.22         3.29          3.97        (1.21)      (0.85)
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.03)         (0.35)       (0.44)        (0.30)       (0.14)      (0.21)

 Net realized gains ............................          (0.34)         (1.43)       (0.02)           --        (0.10)      (0.04)
                                                  --------------------------------------------------------------------------------
Total distributions ............................          (0.37)         (1.78)       (0.46)        (0.30)       (0.24)      (0.25)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................             -- e           -- e         -- e          -- e         --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................       $  21.96       $  20.58     $  19.14      $  16.31     $  12.64    $  14.09
                                                  ================================================================================

Total return c .................................           8.60%         16.87%       20.41%        31.45%       (8.61)%     (5.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $ 57,246       $ 55,303     $ 50,216      $ 38,526     $ 24,855    $ 12,960

Ratios to average net assets:

 Expenses d ....................................           2.02% f,g      2.05% g      2.07% g       2.08%        2.05%       2.03%

 Net investment income .........................           4.39% f        0.99%        1.10%         1.19%        0.87%       1.20%

Portfolio turnover rate ........................          22.21%         29.84%       33.11%        52.33%       29.86%      52.15%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................           2.02% f        2.04%        2.07%         2.08%        2.04%       2.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Mutual European Fund

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)           2005         2004          2003         2002        2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  20.98       $  19.50     $  16.60      $  12.85     $  14.29    $  15.37
                                                  --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................           0.48           0.21         0.20          0.17         0.13        0.19

 Net realized and unrealized gains (losses) ....           1.31           3.05         3.15          3.87        (1.35)      (1.06)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............           1.79           3.26         3.35          4.04        (1.22)      (0.87)
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.03)         (0.35)       (0.43)        (0.29)       (0.12)      (0.17)

 Net realized gains ............................          (0.34)         (1.43)       (0.02)           --        (0.10)      (0.04)
                                                  --------------------------------------------------------------------------------
Total distributions ............................          (0.37)         (1.78)       (0.45)        (0.29)       (0.22)      (0.21)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................             -- e           -- e         -- e          -- e         --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................       $  22.40       $  20.98     $  19.50      $  16.60     $  12.85    $  14.29
                                                  ================================================================================

Total return c .................................           8.63%         16.78%       20.43%        31.49%       (8.65)%     (5.65)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $264,667       $242,894     $205,197      $166,758     $123,374    $117,238

Ratios to average net assets:

 Expenses d ....................................           2.02% f,g      2.05% g      2.07% g       2.08%        2.02%       2.04%

 Net investment income .........................           4.39% f        0.99%        1.10%         1.19%        0.91%       1.27%

Portfolio turnover rate ........................          22.21%         29.84%       33.11%        52.33%       29.86%      52.15%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................           2.02% f        2.04%        2.07%         2.08%        2.01%       2.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS
                                                                               COUNTRY      RIGHTS/CONTRACTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 93.5%
      AUTOMOBILES 0.1%
      Regie Nationale des Usines Renault SA ............................        France                26,283      $    2,824,292
                                                                                                                  --------------
      BEVERAGES 3.2%
      Carlsberg AS, A ..................................................       Denmark                28,600           1,961,944
      Carlsberg AS, B ..................................................       Denmark               403,645          29,524,279
      Pernod Ricard SA .................................................        France               164,399          32,597,652
                                                                                                                  --------------
                                                                                                                      64,083,875
                                                                                                                  --------------
      CHEMICALS 5.4%
    a Arkema ...........................................................        France                53,359           2,082,598
    a Arkema, rts., 12/29/06 ...........................................        France                     2                   8
      Givaudan AG ......................................................     Switzerland              17,953          14,135,353
      K+S AG ...........................................................       Germany               260,591          21,035,082
      Koninklijke DSM NV ...............................................     Netherlands             610,876          25,444,440
      Linde AG .........................................................       Germany               350,663          27,040,744
    a Linde AG, rts., 7/10/06 ..........................................       Germany               336,163           1,298,710
    a Sika AG ..........................................................     Switzerland              16,481          18,335,441
                                                                                                                  --------------
                                                                                                                     109,372,376
                                                                                                                  --------------
      COMMERCIAL BANKS 9.2%
    a Aareal Bank AG ...................................................       Germany               142,454           5,390,490
      Allied Irish Banks PLC ...........................................       Ireland               296,136           7,144,772
      Banca Intesa SpA .................................................        Italy              3,290,552          19,279,230
      Bank of Ireland ..................................................       Ireland                47,485             847,395
      BNP Paribas SA ...................................................        France               450,100          43,097,915
      Danske Bank AS ...................................................       Denmark               338,380          12,883,040
      ForeningsSparbanken AB (Swedbank), A .............................        Sweden             1,052,210          27,639,515
      KBC GROEP NV .....................................................       Belgium                95,169          10,214,401
      Societe Generale, A ..............................................        France               174,683          25,698,272
      Svenska Handelsbanken AB, A ......................................        Sweden             1,272,140          32,797,822
                                                                                                                  --------------
                                                                                                                     184,992,852
                                                                                                                  --------------
      COMMERCIAL SERVICES & SUPPLIES 0.6%
      Techem AG ........................................................       Germany               259,982          11,969,626
                                                                                                                  --------------
      CONSTRUCTION & ENGINEERING 1.3%
      Imtech NV ........................................................     Netherlands             553,621          26,770,704
                                                                                                                  --------------
      DISTRIBUTORS 1.0%
      Compania de Distribucion Integral Logista SA .....................        Spain                322,008          19,216,476
                                                                                                                  --------------
      DIVERSIFIED FINANCIAL SERVICES 4.4%
      Deutsche Bourse AG ...............................................       Germany               156,577          21,332,071
      Euronext NV ......................................................     Netherlands             258,705          24,258,517
      Fortis ...........................................................       Belgium             1,273,570          43,451,150
  a,b Marconi Corp., Contingent Distribution ...........................    United Kingdom        28,582,000                  --
                                                                                                                  --------------
                                                                                                                      89,041,738
                                                                                                                  --------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
a,c,d AboveNet Inc. ....................................................    United States             83,713           2,564,966
a,b,d Abovenet Inc., Contingent Distribution ...........................    United States         11,722,000                  --
a,c,d AboveNet Inc., Sep. 20.95 Calls, 9/09/13 .........................    United States                 78               1,486


18 | Semiannual Report

Mutual European Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS
                                                                               COUNTRY      RIGHTS/CONTRACTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
a,c,d AboveNet Inc., wts., 9/08/08 .....................................    United States              2,816      $       67,584
a,c,d AboveNet Inc., wts., 9/08/10 .....................................    United States              3,313              68,910
      Belgacom .........................................................       Belgium               518,490          17,198,808
      France Telecom SA ................................................        France               135,130           2,905,862
      Koninklijke (Royal) KPN NV .......................................     Netherlands           1,920,244          21,592,391
                                                                                                                  --------------
                                                                                                                      44,400,007
                                                                                                                  --------------
      ELECTRIC UTILITIES 2.7%
      E.ON AG ..........................................................       Germany               302,100          34,781,530
      Endesa SA ........................................................        Spain                551,551          19,184,493
                                                                                                                  --------------
                                                                                                                      53,966,023
                                                                                                                  --------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS 0.8%
      OM AB ............................................................        Sweden               847,560          15,195,897
                                                                                                                  --------------
      ENERGY EQUIPMENT & SERVICES 2.5%
    a Aker Drilling ASA ................................................        Norway             2,213,000          10,951,309
      Fugro NV .........................................................     Netherlands             378,195          16,313,937
    a Petrojarl ASA ....................................................        Norway               134,011             882,792
    a Petroleum Geo-Services ASA .......................................        Norway               134,011           7,557,558
    a Seadrill Ltd. ....................................................       Bermuda             1,097,540          14,459,994
                                                                                                                  --------------
                                                                                                                      50,165,590
                                                                                                                  --------------
      FOOD & STAPLES RETAILING 3.3%
      Bourbon SA .......................................................        France               339,698          18,338,376
      Carrefour SA .....................................................        France               704,130          41,290,762
      RHM PLC ..........................................................    United Kingdom         1,118,658           5,916,420
                                                                                                                  --------------
                                                                                                                      65,545,558
                                                                                                                  --------------
      FOOD PRODUCTS 12.3%
      Cadbury Schweppes PLC ............................................    United Kingdom         2,622,412          25,290,117
      CSM NV ...........................................................     Netherlands             816,226          22,720,860
      Groupe Danone ....................................................        France               323,470          41,110,932
      Leroy Seafood Group ASA ..........................................        Norway               599,503          11,365,990
      Nestle SA ........................................................     Switzerland             166,037          52,156,086
    d Orkla ASA ........................................................        Norway             1,387,640          64,321,555
    a Pan Fish ASA .....................................................        Norway            17,171,665          18,595,429
      Rieber & Son ASA .................................................        Norway             1,548,350          12,127,678
                                                                                                                  --------------
                                                                                                                     247,688,647
                                                                                                                  --------------
      HEALTH CARE PROVIDERS & SERVICES 1.0%
      Rhoen-Klinikum AG ................................................       Germany               455,450          20,298,984
                                                                                                                  --------------
      HOTELS RESTAURANTS & LEISURE 0.6%
      Ladbrokes PLC ....................................................    United Kingdom         1,526,111          11,500,304
                                                                                                                  --------------
      HOUSEHOLD DURABLES 2.3%
      Hunter Douglas NV ................................................     Netherlands             369,725          24,901,909
      Koninklijke Philips Electronics NV ...............................     Netherlands             708,038          22,127,659
                                                                                                                  --------------
                                                                                                                      47,029,568
                                                                                                                  --------------


                                                          Semiannual Report | 19

Mutual European Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS
                                                                               COUNTRY      RIGHTS/CONTRACTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      INDUSTRIAL CONGLOMERATES 2.5%
      Siemens AG .......................................................       Germany               571,075      $   49,713,773
                                                                                                                  --------------
      INSURANCE 2.5%
    a Augsburg Re AG ...................................................     Switzerland              17,909              17,909
    a Berkshire Hathaway Inc., A .......................................    United States                203          18,606,777
      CNP Assurances ...................................................        France                38,505           3,662,297
  a,c Olympus Re Holdings Ltd. .........................................       Bermuda                16,080                  --
      White Mountains Insurance Group Ltd. .............................    United States             58,172          28,329,764
                                                                                                                  --------------
                                                                                                                      50,616,747
                                                                                                                  --------------
      MACHINERY 5.0%
      AB SKF, B ........................................................        Sweden               745,355          11,757,777
      Kone OYJ, B ......................................................       Finland               579,380          24,088,087
      Schindler Holding AG .............................................     Switzerland             730,820          37,932,454
      Schindler Holding AG, Reg D ......................................     Switzerland             490,412          25,955,791
                                                                                                                  --------------
                                                                                                                      99,734,109
                                                                                                                  --------------
      MARINE 0.4%
      A P Moller - Maersk A/S ..........................................       Denmark                 1,046           8,144,196
                                                                                                                  --------------
      MEDIA 4.7%
    c Hollinger International Inc., A ..................................    United States            215,694           1,645,422
      JC Decaux SA .....................................................        France               619,833          16,381,756
      Mediaset SpA .....................................................        Italy              1,248,371          14,708,174
      NTL Inc. .........................................................    United Kingdom         1,632,505          40,649,374
      Time Warner Inc. .................................................    United States          1,225,100          21,194,230
                                                                                                                  --------------
                                                                                                                      94,578,956
                                                                                                                  --------------
      METALS & MINING 5.0%
    a African Platinum PLC .............................................    United Kingdom         3,791,605           2,278,778
      Anglo American PLC ...............................................     South Africa          1,274,395          52,271,047
      Arcelor ..........................................................      Luxembourg             364,640          17,604,417
    a Highland Gold Mining Ltd. ........................................    United Kingdom         1,318,099           5,545,300
a,e,f International Metal Enterprises Inc., 144A .......................    United States          2,050,000          11,070,000
a,e,f International Metal Enterprises Inc., wts., 144A, 10/03/06 .......    United States          4,100,000           2,255,000
    a Rio Narcea Gold Mines Ltd. .......................................        Canada             4,430,100           8,692,308
                                                                                                                  --------------
                                                                                                                      99,716,850
                                                                                                                  --------------
      MULTI-UTILITIES 3.1%
      RWE AG ...........................................................       Germany               312,074          25,989,266
      Suez SA ..........................................................        France               867,193          36,054,093
                                                                                                                  --------------
                                                                                                                      62,043,359
                                                                                                                  --------------
      MULTILINE RETAIL 0.8%
      Jelmoli Holding AG ...............................................     Switzerland               8,844          16,306,905
                                                                                                                  --------------
      OIL, GAS & CONSUMABLE FUELS 4.9%
      BP PLC ...........................................................    United Kingdom           747,800           8,718,989
      Eni SpA ..........................................................        Italy                361,200          10,641,360
a,c,f Euro Wagon LP ....................................................    Jersey Islands        14,000,000          17,909,501
      Ganger Rolf ......................................................        Norway               470,416          13,604,685
      Norsk Hydro ASA ..................................................        Norway               441,000          11,691,128


20 | Semiannual Report

Mutual European Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS
                                                                               COUNTRY      RIGHTS/CONTRACTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      OIL, GAS & CONSUMABLE FUELS (CONTINUED)
      Royal Dutch Shell PLC, A .........................................    United Kingdom           459,759      $   15,468,259
      Total SA, B ......................................................        France               306,368          20,164,350
                                                                                                                  --------------
                                                                                                                      98,198,272
                                                                                                                  --------------
      PAPER & FOREST PRODUCTS 0.3%
    a Ahlstrom OYJ, A ..................................................       Finland               228,677           6,283,653
                                                                                                                  --------------
      PHARMACEUTICALS 1.5%
      Sanofi-Aventis ...................................................        France               316,766          30,918,509
                                                                                                                  --------------
      REAL ESTATE 0.1%
      Canary Wharf Group PLC ...........................................    United Kingdom           192,100           1,077,445
  a,c Security Capital European Realty .................................      Luxembourg               5,281              33,165
                                                                                                                  --------------
                                                                                                                       1,110,610
                                                                                                                  --------------
      THRIFTS & MORTGAGE FINANCE 1.5%
      Hypo Real Estate Holding AG ......................................       Germany               279,294          16,935,397
      Sovereign Bancorp Inc. ...........................................    United States            623,595          12,665,215
                                                                                                                  --------------
                                                                                                                      29,600,612
                                                                                                                  --------------
      TOBACCO 8.3%
      Altadis SA .......................................................        Spain              1,086,551          51,373,307
      British American Tobacco PLC .....................................    United Kingdom         2,479,606          62,453,299
      Imperial Tobacco Group PLC .......................................    United Kingdom         1,706,404          52,666,420
                                                                                                                  --------------
                                                                                                                     166,493,026
                                                                                                                  --------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $1,368,700,948) ..........................................                                           1,877,522,094
                                                                                                                  --------------
      PREFERRED STOCKS 0.7%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% g
  a,c PTV Inc., 10.00%, pfd., A ........................................    United Kingdom            46,841             107,734
                                                                                                                  --------------
      MACHINERY 0.7%
      Jungheinrich AG, pfd. ............................................       Germany               452,549          14,704,653
                                                                                                                  --------------
      TOTAL PREFERRED STOCKS (COST $9,849,000) .........................                                              14,812,387
                                                                                                                  --------------

                                                                                            --------------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT h
                                                                                            --------------------
      CORPORATE BONDS & NOTES 2.5%
      Augsburg Re AG, zero cpn., 8/01/06 ...............................     Switzerland             205,953             205,953
      Eurotunnel PLC,
           Participating Loan Note, 1.00%, 4/30/40 .....................    United Kingdom           210,000 GBP          58,251
         j S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26  ....    United Kingdom           148,000 GBP          76,633
       e,j Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12 ..    United Kingdom           380,300 GBP         696,237
         j Tier 2, FRN, 5.863%, 12/31/18 ...............................    United Kingdom         7,595,283 GBP      13,694,436
         j Tier 3, FRN, 5.895%, 12/31/25 ...............................    United Kingdom        14,544,322 GBP      19,096,221
      Eurotunnel SA,
         j S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 ......        France                35,000 EUR          12,537
         j S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ......        France                52,000 EUR          18,626
           Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 ..        France               163,300 EUR         206,813


                                                          Semiannual Report | 21

Mutual European Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY     PRINCIPAL AMOUNT h         VALUE
--------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONTINUED)
         j Tier 2 (LIBOR), FRN, 3.903%, 12/31/18 .......................        France               988,713 EUR  $    1,233,191
         j Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 .......................        France               437,395 EUR         545,549
         j Tier 3 (LIBOR), FRN, 4.30%, 12/31/25 ........................        France             8,732,014 EUR       7,931,004
         j Tier 3 (PIBOR), FRN, 3.903%, 12/31/25 .......................        France             5,798,977 EUR       5,267,023
                                                                                                                  --------------
      TOTAL CORPORATE BONDS & NOTES (COST $36,822,256)..................                                              49,042,474
                                                                                                                  --------------
      GOVERNMENT AGENCIES 2.0%
    i Federal Home Loan Bank, 7/03/06 - 1/18/07 ........................    United States         37,300,000          37,118,456
      Government of Norway, 6.75%, 1/15/07 .............................        Norway            13,450,000 NOK       2,199,757
                                                                                                                  --------------
      TOTAL GOVERNMENT AGENCIES (COST $39,066,856)......................                                              39,318,213
                                                                                                                  --------------
      TOTAL INVESTMENTS (COST $1,454,439,060) 98.7%.....................                                           1,980,695,168
      NET UNREALIZED LOSS ON FORWARD EXCHANGE
       CONTRACTS (2.5)% ................................................                                             (50,582,173)
      OTHER ASSETS, LESS LIABILITIES 3.8% ..............................                                              77,365,290
                                                                                                                  --------------
      NET ASSETS 100.0%.................................................                                          $2,007,478,285
                                                                                                                  ==============

CURRENCY ABBREVIATIONS

EUR    - Euro
GBP    - British Pound
NOK    - Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS

FRN    - Floating Rate Note
LIBOR  - London InterBank Offered Rate
PIBOR  - Paris InterBank Offered Rate

a     Non-income producing for the twelve months ended June 30, 2006.

b Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

c     See Note 10 regarding restricted securities.

d     See Note 12 regarding other considerations.

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the value of these securities was $14,021,237, representing 0.70% of net assets.

f     See Note 11 regarding holdings of 5% voting securities.

g     Rounds to less than 0.1% of net assets.

h     The principal amount is stated in U.S. dollars unless otherwise indicated.

i A portion or all of the security is traded on a discount basis with no stated coupon rate.

j     The coupon rate shown represents the rate at period end.


22 | See notes to financial statements. | Semiannual Report

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................................  $1,425,593,139
  Cost - Non-controlled affiliated issuers (Note 11) ...........................      28,845,921
                                                                                  --------------
  Total cost of investments ....................................................  $1,454,439,060
                                                                                  ==============
  Value - Unaffiliated issuers .................................................  $1,949,460,667
  Value - Non-controlled affiliated issuers (Note 11) ..........................      31,234,501
                                                                                  --------------
  Total value of investments ...................................................   1,980,695,168
 Foreign currency, at value (cost $48,073,987) .................................      48,455,704
 Receivables:
  Investment securities sold ...................................................      18,088,849
  Capital shares sold ..........................................................       2,382,958
  Dividends and interest .......................................................       5,566,967
  Other (Note 13) ..............................................................          29,724
 Unrealized gain on forward exchange contracts (Note 8) ........................       6,673,162
 Cash on deposits with brokers for securities sold short .......................       2,217,178
 Due from broker - synthetic equity swaps (Note 7) .............................       9,995,434
                                                                                  --------------
       Total assets ............................................................   2,074,105,144
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................       5,468,700
  Capital shares redeemed ......................................................         893,295
  Affiliates ...................................................................       2,565,024
 Funds advanced by custodian ...................................................         210,999
 Unrealized loss on forward exchange contracts (Note 8) ........................      57,255,335
 Accrued expenses and other liabilities ........................................         233,506
                                                                                  --------------
       Total liabilities .......................................................      66,626,859
                                                                                  --------------
         Net assets, at value ..................................................  $2,007,478,285
                                                                                  ==============
Net assets consist of:
 Paid-in capital ...............................................................  $1,370,736,018
 Undistributed net investment income ...........................................      46,497,447
 Net unrealized appreciation (depreciation) ....................................     478,635,751
 Accumulated net realized gain (loss) ..........................................     111,609,069
                                                                                  --------------
         Net assets, at value ..................................................  $2,007,478,285
                                                                                  ==============


                     Semiannual Report | See notes to financial statements. | 23

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS Z:
 Net assets, at value ..........................................................  $  872,934,552
                                                                                  ==============
 Shares outstanding ............................................................      38,224,069
                                                                                  ==============
 Net asset value and maximum offering price per share a ........................  $        22.84
                                                                                  ==============
CLASS A:
 Net assets, at value ..........................................................  $  812,631,271
                                                                                  ==============
 Shares outstanding ............................................................      36,149,282
                                                                                  ==============
 Net asset value per share a ...................................................  $        22.48
                                                                                  ==============
 Maximum offering price per share (net asset value per share / 94.25%) .........  $        23.85
                                                                                  ==============
CLASS B:
 Net assets, at value ..........................................................  $   57,245,802
                                                                                  ==============
 Shares outstanding ............................................................       2,606,812
                                                                                  ==============
 Net asset value and maximum offering price per share a ........................  $        21.96
                                                                                  ==============
CLASS C:
 Net assets, at value ..........................................................  $  264,666,660
                                                                                  ==============
 Shares outstanding ............................................................      11,813,345
                                                                                  ==============
 Net asset value and maximum offering price per share a ........................  $        22.40
                                                                                  ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | See notes to financial statements. | Semiannual Report

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $4,504,036) ................................  $   58,025,681
 Interest ......................................................................       4,776,308
 Income from securities loaned - net ...........................................         215,836
 Other income (Note 13) ........................................................          16,532
                                                                                  --------------
      Total investment income ..................................................      63,034,357
                                                                                  --------------
Expenses:
 Management fees (Note 3a) .....................................................       7,712,708
 Administrative fees (Note 3b) .................................................         751,893
 Distribution fees (Note 3c)
  Class A ......................................................................       1,132,231
  Class B ......................................................................         287,525
  Class C ......................................................................       1,296,775
 Transfer agent fees (Note 3e) .................................................       1,103,590
 Custodian fees (Note 4) .......................................................         218,286
 Reports to shareholders .......................................................          52,073
 Registration and filing fees ..................................................          72,330
 Professional fees .............................................................          77,792
 Directors' fees and expenses ..................................................          14,536
 Other .........................................................................          21,437
                                                                                  --------------
      Total expenses ...........................................................      12,741,176
      Expense reductions (Note 4) ..............................................          (1,141)
                                                                                  --------------
       Net expenses ............................................................      12,740,035
                                                                                  --------------
        Net investment income ..................................................      50,294,322
                                                                                  --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................     155,223,359
  Securities sold short ........................................................      (1,266,196)
  Foreign currency transactions ................................................     (14,386,058)
  Swap agreements ..............................................................        (508,005)
                                                                                  --------------
        Net realized gain (loss) ...............................................     139,063,100
                                                                                  --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................     (29,822,554)
  Translation of assets and liabilities denominated in foreign currencies ......       1,126,787
                                                                                  --------------
        Net change in unrealized appreciation (depreciation) ...................     (28,695,767)
                                                                                  --------------
Net realized and unrealized gain (loss) ........................................     110,367,333
                                                                                  --------------
Net increase (decrease) in net assets resulting from operations ................  $  160,661,655
                                                                                  ==============


                     Semiannual Report | See notes to financial statements. | 25

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           ------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                             JUNE 30, 2006       YEAR ENDED
                                                                                              (UNAUDITED)     DECEMBER 31, 2005
                                                                                           ------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................  $    50,294,322    $    26,936,404
   Net realized gain (loss) from investments, securities sold short, foreign currency
    transactions, and swap agreements ....................................................      139,063,100        129,895,073
   Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .............................      (28,695,767)       109,301,395
                                                                                            ----------------------------------
     Net increase (decrease) in net assets resulting from operations .....................      160,661,655        266,132,872
                                                                                            ----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z ...............................................................................       (1,939,637)       (18,812,712)
   Class A ...............................................................................       (1,632,026)       (15,200,452)
   Class B ...............................................................................          (85,054)          (869,707)
   Class C ...............................................................................         (389,327)        (3,747,958)
  Net realized gains:
   Class Z ...............................................................................      (12,787,680)       (48,659,125)
   Class A ...............................................................................      (12,094,825)       (45,158,712)
   Class B ...............................................................................         (876,621)        (3,565,400)
   Class C ...............................................................................       (3,960,635)       (15,354,401)
                                                                                            ----------------------------------
 Total distributions to shareholders .....................................................      (33,765,805)      (151,368,467)
                                                                                            ----------------------------------
 Capital share transactions: (Note 2)
   Class Z ...............................................................................       27,116,717         84,943,484
   Class A ...............................................................................       55,488,692        120,359,620
   Class B ...............................................................................       (1,817,683)         1,351,079
   Class C ...............................................................................        5,374,016         21,918,475
                                                                                            ----------------------------------
 Total capital share transactions ........................................................       86,161,742        228,572,658
                                                                                            ----------------------------------

 Redemption fees .........................................................................            1,901              1,678
                                                                                            ----------------------------------
     Net increase (decrease) in net assets ...............................................      213,059,493        343,338,741
Net assets:
 Beginning of period .....................................................................    1,794,418,792      1,451,080,051
                                                                                            ----------------------------------
 End of period ...........................................................................  $ 2,007,478,285    $ 1,794,418,792
                                                                                            ==================================
Undistributed net investment income included in net assets:
  End of period ..........................................................................  $    46,497,447    $       249,169
                                                                                            ==================================


26 | See notes to financial statements. | Semiannual Report

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, non-diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the investment Company Act of 1940 (1940 Act). The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 27

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


28 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 29

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At June 30, 2006, the Fund had no securities on loan.


30 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Series Fund against certain liabilities arising out of the performance of their duties to the Series Fund. Additionally, in the normal course of business, the Series Fund enters into contracts with service providers that contain general indemnification clauses. The Series Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series Fund that have not yet occurred. However, based on experience, the Series Fund expect the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                      --------------------------------------------------------------
                                            SIX MONTHS ENDED                     YEAR ENDED
                                             JUNE 30, 2006                    DECEMBER 31, 2005
                                      --------------------------------------------------------------
                                        SHARES          AMOUNT             SHARES         AMOUNT
                                      --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ......................     3,028,051    $  69,587,928        5,377,432    $ 112,505,328
 Shares issued in reinvestment of
  distributions ...................       637,127       13,908,480        2,984,092       63,192,364
 Shares redeemed ..................    (2,455,397)     (56,379,691)      (4,294,224)     (90,754,208)
                                      --------------------------------------------------------------
 Net increase (decrease) ..........     1,209,781    $  27,116,717        4,067,300    $  84,943,484
                                      ==============================================================
CLASS A SHARES:
 Shares sold ......................     7,262,849    $ 164,776,998        9,974,175    $ 205,918,108
 Shares issued in reinvestment of
  distributions ...................       468,293       10,063,695        2,152,673       44,944,939
 Shares redeemed ..................    (5,308,912)    (119,352,001)      (6,359,520)    (130,503,427)
                                      --------------------------------------------------------------
 Net increase (decrease) ..........     2,422,230    $  55,488,692        5,767,328    $ 120,359,620
                                      ==============================================================
CLASS B SHARES:
 Shares sold ......................       100,335    $   2,199,002          177,278    $   3,527,919
 Shares issued in reinvestment of
  distributions ...................        41,649          874,628          196,622        4,024,563
 Shares redeemed ..................      (222,962)      (4,891,313)        (309,160)      (6,201,403)
                                      --------------------------------------------------------------
 Net increase (decrease) ..........       (80,978)   $  (1,817,683)          64,740    $   1,351,079
                                      ==============================================================


32 | Semiannual Report

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

                                      --------------------------------------------------------------
                                            SIX MONTHS ENDED                     YEAR ENDED
                                             JUNE 30, 2006                    DECEMBER 31, 2005
                                      --------------------------------------------------------------
                                        SHARES          AMOUNT             SHARES         AMOUNT
                                      --------------------------------------------------------------
CLASS C SHARES:
 Shares sold ......................     1,068,369    $  24,145,902        1,782,398    $  36,506,909
 Shares issued in reinvestment of
  distributions ...................       182,470        3,910,338          823,947       17,201,713
 Shares redeemed ..................    (1,012,409)     (22,682,224)      (1,554,721)     (31,790,147)
                                      --------------------------------------------------------------
 Net increase (decrease) ..........       238,430    $   5,374,016        1,051,624    $  21,918,475
                                      ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                  Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
      0.800%          Up to and including $1 billion
      0.770%          Over $1 billion, up to and including $2 billion
      0.750%          Over $2 billion, up to and including $5 billion
      0.730%          In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion


                                                          Semiannual Report | 33

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .................................................     1.00%
Class C .................................................     1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a .......................      $157,139
Contingent deferred sales charges retained .........      $ 58,419

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

For the period ended June 30, 2006, the Fund paid transfer agent fees of $1,103,590, of which $670,565 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.


34 | Semiannual Report

Mutual European Fund

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $108,521.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................    $1,455,523,869
                                                          ==============

Unrealized appreciation ..............................    $  565,242,447
Unrealized depreciation ..............................       (40,071,148)
                                                          --------------
Net unrealized appreciation (depreciation) ...........    $  525,171,299
                                                          ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2006, aggregated $513,333,621 and $409,984,234, respectively.

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

----------------------------------------------------------------------------------------------------
                                                            NUMBER OF      NOTIONAL      UNREALIZED
CONTRACTS TO BUY                                            CONTRACTS        VALUE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------
AAReal Bank AG (23.48 - 25.89 EUR) .....................       284,453    $10,763,763    $ 1,833,662
BAA PLC (7.81 - 8.14 GBP) ..............................       300,322      5,181,606        749,480
BOC Group PLC (15.45 - 15.69 GBP) ......................       417,328     12,201,269        185,566
Christian Dior SA (46.76 - 54.99 EUR) ..................        38,450      3,770,196      1,377,929
                                                                                         -----------
Total contracts to buy ..............................................................    $ 4,146,637
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                                                            NUMBER OF      NOTIONAL      UNREALIZED
CONTRACTS TO SELL                                           CONTRACTS        VALUE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------
Fred Olson Energy ASA ..................................       188,512    $ 8,571,550    $(1,050,101)
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR) ...        39,268      3,898,127       (968,084)
                                                                                         -----------
Total contacts to sell ..............................................................     (2,018,185)
                                                                                         -----------
Net unrealized gain (loss) ..........................................................    $ 2,128,452
                                                                                         ===========


                                                          Semiannual Report | 35

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

----------------------------------------------------------------------------------------------------
                                                            CONTRACT         SETTLEMENT  UNREALIZED
CONTRACTS TO BUY                                            AMOUNT a            DATE     GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  17,250,000   Euro ....................................    21,643,920         7/17/06   $   451,034
   9,100,000   British Pound ...........................    16,723,560         8/14/06       122,043
  45,292,746   Norwegian Krone .........................     7,261,852         9/06/06        50,960
  12,527,420   Swiss Franc .............................    10,197,272         9/07/06       130,325
       1,506   British Pound ...........................         2,640         9/08/06           150
     362,907   Canadian Dollar .........................       325,000         9/25/06           995
                                                                                         -----------
                                                                                         $   755,507
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                                                            CONTRACT         SETTLEMENT  UNREALIZED
CONTRACTS TO SELL                                           AMOUNT a            DATE     GAIN (LOSS)
----------------------------------------------------------------------------------------------------
 188,656,200   Norwegian Krone .........................    31,035,307         7/10/06   $   700,843
   1,413,448   Euro ....................................     1,824,676         7/24/06        13,295
   1,750,000   Euro ....................................     1,215,029  GBP    8/14/06         3,358
  38,303,280   Norwegian Krone .........................     6,235,080         9/06/06        50,765
 329,294,941   Norwegian Krone .........................    55,240,211         9/07/06     2,069,688
 170,067,707   Swiss Franc .............................   142,527,268         9/07/06     2,323,554
  23,415,127   Swedish Krone ...........................     3,283,487         9/15/06         7,454
     219,676   Canadian Dollar .........................       200,000         9/25/06         2,668
   9,375,000   British Pound ...........................    17,755,313        10/04/06       379,228
  48,430,790   Euro ....................................    62,965,670        12/06/06       366,802
                                                                                         -----------
                                                                                           5,917,655
                                                                                         -----------
             Unrealized gain on forward exchange contracts ...........................   $ 6,673,162
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                                                            CONTRACT         SETTLEMENT  UNREALIZED
CONTRACTS TO BUY                                            AMOUNT a            DATE     GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  16,639,965   Norwegian Krone .........................     2,700,000         7/10/06   $   (24,422)
     110,774   Canadian Dollar .........................       100,000         9/25/06          (493)
                                                                                         -----------
                                                                                         $   (24,915)
                                                                                         -----------


36 | Semiannual Report

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                            CONTRACT         SETTLEMENT  UNREALIZED
CONTRACTS TO SELL                                           AMOUNT a            DATE     GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  86,659,419   Euro ....................................   103,457,420         7/17/06  $ (7,541,759)
  79,200,000   Euro ....................................    98,152,098         7/24/06    (3,345,379)
  18,464,746   British Pound ...........................    32,226,147         8/14/06    (1,955,148)
  23,156,107   British Pound ...........................    40,677,595         8/15/06    (2,189,179)
 267,502,320   Danish Krone ............................    45,519,645         8/21/06      (520,874)
 142,533,729   Euro ....................................   178,016,349         8/23/06    (5,010,659)
 427,238,488   Norwegian Krone .........................    65,836,156         9/06/06    (3,144,312)
  37,773,470   British Pound ...........................     65,778,04         9/08/06    (4,188,569)
  84,542,630   Euro ....................................   105,464,031         9/13/06    (3,243,870)
 104,998,876   Euro ....................................   129,477,774         9/15/06    (5,550,881)
 520,116,537   Swedish Krone ...........................    68,351,167         9/15/06    (4,418,824)
   8,710,574   Canadian Dollar .........................     7,622,780         9/25/06      (201,822)
  15,575,000   British Pound ...........................    27,084,925        10/04/06    (1,782,544)
  82,298,756   Euro ....................................   102,284,966        10/18/06    (3,769,950)
  70,417,572   Euro ....................................    85,581,003        10/24/06    (5,196,549)
  68,348,757   Euro ....................................    83,124,698        11/27/06    (5,170,101)
                                                                                        ------------
                                                                                         (57,230,420)
                                                                                        ------------
Unrealized loss on forward exchange contracts .....................................      (57,255,335)
                                                                                        ------------
   Net unrealized gain (loss) on forward exchange contracts .......................     $(50,582,173)
                                                                                        ============

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION

GBP   - British Pound

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


                                                          Semiannual Report | 37

Mutual European Fund

10. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------
SHARES, WARRANTS                                                   ACQUISITION
AND CONTRACTS   ISSUER                                                DATE          COST        VALUE
----------------------------------------------------------------------------------------------------------
       83,713   AboveNet Inc. .................................       10/02/01   $ 4,201,546   $ 2,564,966
           78   AboveNet Inc., Sep. 20.95 Calls, 9/09/13 ......        4/17/06            --         1,486
        2,816   AboveNet Inc.,wts., 9/08/08 ...................       10/02/01       348,479        67,584
        3,313   AboveNet Inc.,wts., 9/08/10 ...................       10/02/01       373,672        68,910
   14,000,000   Euro Wagon LP .................................       12/08/05    16,545,921    17,909,501
      215,694   Hollinger International Inc., A ...............        1/18/05     3,718,263     1,645,422
       16,080   Olympus Re Holdings Ltd. ......................       12/19/01     1,608,000            --
       46,841   PTV Inc., 10.00%, pfd., A .....................        1/18/05       140,523       107,734
        5,281   Security Capital European Realty ..............        4/08/98       289,278        33,165
                                                                                               -----------
                TOTAL RESTRICTED SECURITIES (1.12% of Net Assets) ..........................   $22,398,768
                                                                                               ===========

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

-------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF                           NUMBER OF
                                    SHARES HELD                         SHARES HELD     VALUE     INVESTMENT   REALIZED
                                   AT BEGINNING    GROSS       GROSS      AT END       AT END       INCOME      CAPITAL
NAME OF ISSUER                       OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD    OF PERIOD     (LOSS)    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Euro Wagon LP ...................    14,000,000         --          --   14,000,000  $17,909,501       $  --        $  --
International Metal
 Enterprises Inc., 144A .........     2,050,000         --          --    2,050,000   11,070,000          --           --
International Metal Enterprises
 Inc., wts., 144A, 10/03/06 .....     4,100,000         --          --    4,100,000    2,255,000          --           --
                                                                                     ------------------------------------
TOTAL NON-CONTROLLED AFFILIATED SECURITIES (1.56% of Net Assets) ..................  $31,234,501       $  --        $  --
                                                                                     ====================================

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for AboveNet Inc. and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


38 | Semiannual Report

Mutual European Fund

12. OTHER CONSIDERATIONS (CONTINUED)

Directors or employees of Franklin Mutual, the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."


                                                          Semiannual Report | 39

Mutual European Fund

13. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


40 | Semiannual Report

Mutual European Fund

SHAREHOLDER INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those directors unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and received assistance from an independent consultant retained on behalf of the independent directors to provide advice in connection with the renewal process; they also interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. ("Lipper"), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper
Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (the "Profitability Study"). Over the past year, the Board and counsel to the independent


                                                          Semiannual Report | 41

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as a reason that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that long-term performance is a significant component of incentive-based compensation. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual directors who deal


42 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the recent investment performance of the Fund as well as that of the last three- and five-year periods. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2005, and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. The directors noted that, since the investment manager started advising the Fund over nine years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2005, exceeded 15%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2005.

The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.


                                                          Semiannual Report | 43

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of European region funds used for the performance comparison. The Fund's investment management fee was in the second-highest expense quintile of the group (i.e., the group having the second-highest investment management fee) and its total expenses (including 12b-1 and non-12b-1 service fees) were in the second-lowest expense quintile of the group (i.e., the group having the second-lowest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the


44 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager during the course of the upcoming year and requested periodic updates from the investment manager on its profitability. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager's realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings The directors believed that the breakpoints


                                                          Semiannual Report | 45

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 | Semiannual Report

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

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive  Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology  Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                           Michigan 6
Arizona                           Minnesota 6
California 7                      Missouri
Colorado                          New Jersey
Connecticut                       New York 7
Florida 7                         North Carolina
Georgia                           Ohio 6
Kentucky                          Oregon
Louisiana                         Pennsylvania
Maryland                          Tennessee
Massachusetts 6                   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06

                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON        One Franklin Parkway
    INVESTMENTS           San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL EUROPEAN FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 S2006 08/06

MUTUAL FINANCIAL SERVICES FUND




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           JUNE 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                      SECTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                        MUTUAL
               FINANCIAL SERVICES FUND               Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .....................................................    1

SEMIANNUAL REPORT

Mutual Financial Services Fund .........................................    3

Performance Summary ....................................................    9

Your Fund's Expenses ...................................................   12

Financial Highlights and Statement of Investments ......................   14

Financial Statements ...................................................   21

Notes to Financial Statements ..........................................   25

Shareholder Information ................................................   38

--------------------------------------------------------------------------------
Semiannual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities issued by companies in the financial services industry that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Financial Services Fund's semiannual report for the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a +5.31% cumulative total return for the six months ended June 30, 2006. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the S&P 500 Financials Index, which returned +2.71% and +3.11% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2006, the global economy advanced at a healthy pace. U.S. gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. U.S. export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

----------------------------------------------------
U.S.                                           44.3%
----------------------------------------------------
Germany                                         9.1%
----------------------------------------------------
Japan                                           6.1%
----------------------------------------------------
Sweden                                          5.9%
----------------------------------------------------
France                                          4.7%
----------------------------------------------------
Belgium                                         3.4%
----------------------------------------------------
Netherlands                                     3.1%
----------------------------------------------------
Norway                                          2.1%
----------------------------------------------------
Taiwan                                          2.1%
----------------------------------------------------
Bermuda                                         2.0%
----------------------------------------------------
Italy                                           2.0%
----------------------------------------------------
Spain                                           1.8%
----------------------------------------------------
Guernsey Islands                                1.8%
----------------------------------------------------
Greece                                          1.8%
----------------------------------------------------
Ireland                                         1.8%
----------------------------------------------------
Canada                                          1.6%
----------------------------------------------------
Switzerland                                     1.6%
----------------------------------------------------
Denmark                                         1.5%
----------------------------------------------------
Other                                           1.9%
----------------------------------------------------
Short-Term Investments & Other Net Assets       1.4%
----------------------------------------------------

However, signs of moderation appeared globally in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2

In this environment, domestic equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.


4 | Semiannual Report
a -1.08% return. 3 Global equity markets performed better than those in the U.S. As of June 30, 2006, the six-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +10.50%. 4

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, as we focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund's notable contributors to performance during the period were Euronext, Osaka Securities Exchange and State National Bancshares.

Shares of Euronext, a pan-European securities exchange, appreciated nearly 69% in local currency during the review period as trading volumes increased in Euronext's European-based cash equities and derivatives markets. Also, the company announced its plan to return approximately $1.2 billion to shareholders in the form of dividends and buybacks as a result of its ongoing campaign of strict cost control and active capital management measures. At a

--------------------------------------------------------------------------------
WHAT IS RETURN ON EQUITY?
--------------------------------------------------------------------------------
Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
--------------------------------------------------------------------------------

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


                                                           Semiannual Report | 5
time when many exchanges were seeking consolidation, the New York Stock Exchange
(NYSE) and Euronext announced a "merger of equals" agreement on June 1, 2006. Under such an agreement, the two companies combined would create a new company, potentially larger and with greater market share. Although we generally view such global consolidation positively, we believed the company's value was not fully reflected in the NYSE bid and continued to hold Euronext at period-end. We think our investment still has significant upside potential should there be a higher bid for the company or if Euronext remains a standalone entity.

Shares of Japan-based regional stock and derivatives market exchange Osaka Securities Exchange (OSE) benefited from many of the same trends as Euronext and appreciated 67% in local currency for the time we held it during the review period. OSE had many characteristics that were similar to Euronext's such as strong cash flow, potential for leverage and attractive volume growth. For example, in 2005, the market value traded of OSE's Nikkei 225 options nearly doubled and the exchange's aggregate value traded grew about 50%, which allowed OSE to collect higher fees. This led to revenue growth of almost 35% and earnings growth of more than 63%. As operating metrics continued to improve in 2006, the Fund's investment in OSE met our price targets and consistent with our investment philosophy, the position was sold during the first half of 2006.

Texas-based community bank State National Bancshares was another top performer for the Fund. State National's stock price rose 44% in the first half of 2006 as management decided to sell the company to BBVA, a Spanish bank, in June for a healthy premium. Our participation in State National's early financing through private placements in 1998 and 1999 established our investment at a valuation substantially below our estimate of the firm's intrinsic value. State National has since transitioned to public ownership and the 158% gain on our initial investment once again highlights the value of the Fund's flexibility to invest in private placement offerings.


6 | Semiannual Report

Unfortunately, not every security in the Fund's portfolio appreciated during the review period. Three positions that detracted from performance included Vivacon, a German real estate operator; Svenska Handelsbanken, a Swedish bank; and White Mountains Insurance Group, a property and casualty insurer.

Vivacon was the Fund's largest detractor from performance during the review period as nervous investors sought profits in May and June 2006 from companies whose stock prices had run up significantly. However, we believed Vivacon's fundamentals remained intact, and with the stock trading at even lower valuations, we used the sell-off as an opportunity to add to our existing position.

Svenska Handelsbanken was a new Fund position whose shares declined 11% in local currency since we purchased it due to a broad-based correction in the European markets in May and early June. The company has historically been committed to providing long-term value to its shareholders, and we believe the tradition will continue as the bank grows and excess capital is returned to its shareholders. We found Svenska Handelsbanken's low-risk business model attractive in a rapidly changing Swedish banking market and saw hidden value in its insurance division. Due to the market correction, we were able to add to our existing position at a lower price.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company's debt, and S&P and Moody's placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains' shares throughout much of the first half of the year.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

TOP 10 HOLDINGS
6/30/06

----------------------------------------------------------
COMPANY                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
----------------------------------------------------------
Fortis                                                2.7%
   DIVERSIFIED FINANCIAL SERVICES,
   BELGIUM
----------------------------------------------------------
Svenska Handelsbanken AB, A                           2.7%
   COMMERCIAL BANKS, SWEDEN
----------------------------------------------------------
Euronext NV                                           2.6%
   DIVERSIFIED FINANCIAL SERVICES,
   NETHERLANDS
----------------------------------------------------------
First Community Bancorp                               2.5%
   COMMERCIAL BANKS, U.S.
----------------------------------------------------------
BNP Paribas SA                                        2.4%
   COMMERCIAL BANKS, FRANCE
----------------------------------------------------------
White Mountains Insurance Group Ltd.                  2.2%
   INSURANCE, U.S.
----------------------------------------------------------
Washington Mutual Inc.                                2.2%
   THRIFTS & MORTGAGE FINANCE, U.S.
----------------------------------------------------------
Acta Holding ASA                                      2.1%
   DIVERSIFIED FINANCIAL SERVICES, NORWAY
----------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.                 2.1%
   COMMERCIAL BANKS, TAIWAN
----------------------------------------------------------
State National Bancshares Inc.                        2.1%
   COMMERCIAL BANKS, U.S.
----------------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]            /s/ Todd J. Jonasz

                           Todd J. Jonasz
                           Co-portfolio Manager


[PHOTO OMITTED]            /s/ Charles M. Lahr

                           Charles M. Lahr, CFA
                           Co-portfolio Manager

                           Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
TODD JONASZ is a co-portfolio manager for Mutual Financial Services Fund. He joined Franklin Templeton Investments in 2002. Previously, he was a research analyst with Lazard Asset Management for the period 2000-2002. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department for the period 1995-1998.

CHARLES LAHR, co-portfolio manager for Mutual Financial Services Fund, has been a portfolio manager for Franklin Mutual Advisers since 2004. He also is assistant portfolio manager for Mutual European Fund and Mutual Beacon Fund. Prior to joining Mutual Series in 2003, he worked within the financial services industry for companies including the State of Wisconsin Investment Board, U.S. Bancorp and Principal Financial Group.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: TEFAX)                             CHANGE    6/30/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.68    $22.27     $21.59
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.0874
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.1767
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1922
--------------------------------------------------------------------------------
       TOTAL                           $0.4563
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TFSIX)                             CHANGE    6/30/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.65    $22.26     $21.61
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.0824
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.1767
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1922
--------------------------------------------------------------------------------
       TOTAL                           $0.4513
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TBFSX)                             CHANGE    6/30/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.56    $21.73     $21.17
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.0678
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.1767
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1922
--------------------------------------------------------------------------------
       TOTAL                           $0.4367
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TMFSX)                             CHANGE    6/30/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.58    $22.09     $21.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.0697
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.1767
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1922
--------------------------------------------------------------------------------
       TOTAL                           $0.4386
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGE; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------
CLASS Z                                     6-MONTH      1-YEAR      5-YEAR   INCEPTION (8/19/97)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +5.31%     +16.96%     +77.74%         +272.91%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +5.31%     +16.96%     +12.19%          +16.01%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4               $10,531     $11,696     $17,774          $37,291
-------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH      1-YEAR      5-YEAR   INCEPTION (8/19/97)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +5.15%     +16.60%     +74.89%         +262.49%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3                -0.91%      +9.89%     +10.52%          +14.87%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $9,909     $10,989     $16,487          $34,165
-------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH      1-YEAR      5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +4.76%     +15.77%     +69.11%         +160.67%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +0.76%     +11.77%     +10.82%          +13.63%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4               $10,076     $11,177     $16,711          $26,067
-------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH      1-YEAR      5-YEAR   INCEPTION (8/19/97)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +4.78%     +15.80%     +69.19%         +242.22%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +3.78%     +14.80%     +11.09%          +14.89%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4               $10,378     $11,480     $16,919          $34,222
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 1/1/06       VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,053.10               $ 5.35
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.59               $ 5.26
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,051.50               $ 6.92
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.05               $ 6.80
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,047.60               $10.36
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,014.68               $10.19
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,047.80               $10.36
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,014.68               $10.19
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.05%; A: 1.36%; B: 2.04%; and C: 2.04%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                   ENDED JUNE
                                                    30, 2006                             YEAR ENDED DECEMBER 31,
CLASS Z                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    21.59      $    20.45    $    20.06    $    15.92   $    16.64   $    16.33
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................         0.26            0.44          0.34          0.23         0.25         0.24

   Net realized and unrealized gains (losses) ..         0.88            2.40          2.70          4.58        (0.26)        1.71
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         1.14            2.84          3.04          4.81        (0.01)        1.95
                                                   --------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.09)          (0.49)        (0.32)        (0.24)       (0.28)       (0.23)

   Net realized gains ..........................        (0.37)          (1.21)        (2.33)        (0.43)       (0.43)       (1.41)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.46)          (1.70)        (2.65)        (0.67)       (0.71)       (1.64)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    22.27      $    21.59    $    20.45    $    20.06   $    15.92   $    16.64
                                                   ================================================================================

Total return c .................................         5.31%          14.14%        15.62%        30.23%       (0.27)%      12.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $  191,593      $  174,864    $  166,175    $  151,918   $  104,658   $   96,936

Ratios to average net assets:

   Expenses d ..................................         1.05% f,g       1.12% g       1.10% g       1.13%        1.09%        1.10%

   Net investment income .......................         2.28% f         2.10%         1.65%         1.28%        1.47%        1.43%

Portfolio turnover rate ........................        42.56%          31.71%        38.40%        25.78%       40.17%       83.41%

Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ....................................         1.05% f         1.11%         1.09%         1.11%        1.09%        1.09%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                   ENDED JUNE
                                                    30, 2006                             YEAR ENDED DECEMBER 31,
CLASS A                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    21.61      $    20.47    $    20.08    $    15.95   $    16.66   $    16.35
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................         0.23            0.37          0.27          0.16         0.19         0.19

   Net realized and unrealized gains (losses) ..         0.87            2.41          2.70          4.58        (0.25)        1.71
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         1.10            2.78          2.97          4.74        (0.06)        1.90
                                                   --------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.08)          (0.43)        (0.25)        (0.18)       (0.22)       (0.18)

   Net realized gains ..........................        (0.37)          (1.21)        (2.33)        (0.43)       (0.43)       (1.41)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.45)          (1.64)        (2.58)        (0.61)       (0.65)       (1.59)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    22.26      $    21.61    $    20.47    $    20.08   $    15.95   $    16.66
                                                   ================================================================================

Total return c .................................         5.15%          13.82%        15.17%        29.79%       (0.57)%      11.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $  449,115      $  359,058    $  296,778    $  264,411   $  180,299   $  167,903

Ratios to average net assets:

   Expenses d ..................................         1.36% f,g       1.42% g       1.44% g       1.48%        1.44%        1.45%

   Net investment income .......................         1.97% f         1.80%         1.31%         0.93%        1.12%        1.08%

Portfolio turnover rate ........................        42.56%          31.71%        38.40%        25.78%       40.17%       83.41%

Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ....................................         1.36% f         1.41%         1.43%         1.46%        1.44%        1.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect the sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Mutual Financial Services Fund

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                   ENDED JUNE
                                                    30, 2006                             YEAR ENDED DECEMBER 31,
CLASS B                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    21.17      $    20.09    $    19.76    $    15.73   $    16.47   $    16.21
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................         0.14            0.23          0.14          0.05         0.09         0.07

   Net realized and unrealized gains (losses) ..         0.86            2.34          2.64          4.49        (0.26)        1.70
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         1.00            2.57          2.78          4.54        (0.17)        1.77
                                                   --------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.07)          (0.28)        (0.12)        (0.08)       (0.14)       (0.10)

   Net realized gains ..........................        (0.37)          (1.21)        (2.33)        (0.43)       (0.43)       (1.41)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.44)          (1.49)        (2.45)        (0.51)       (0.57)       (1.51)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    21.73      $    21.17    $    20.09    $    19.76   $    15.73   $    16.47
                                                   ================================================================================

Total return c .................................         4.76%          13.03%        14.51%        28.88%       (1.21)%      11.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $   41,595      $   42,526    $   42,614    $   34,219   $   20,776   $   11,212

Ratios to average net assets:

   Expenses d ..................................         2.04% f,g       2.12% g       2.10% g       2.12%        2.09%        2.10%

   Net investment income .......................         1.29% f         1.10%         0.65%         0.29%        0.47%        0.42%

Portfolio turnover rate ........................        42.56%          31.71%        38.40%        25.78%       40.17%       83.41%

Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ....................................         2.04% f         2.11%         2.09%         2.10%        2.09%        2.09%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                   ENDED JUNE
                                                    30, 2006                             YEAR ENDED DECEMBER 31,
CLASS C                                            (UNAUDITED)           2005          2004          2003         2002         2001
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $    21.51      $    20.39    $    20.02    $    15.92   $    16.63   $    16.32
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................         0.14            0.23          0.13          0.05         0.08         0.07

   Net realized and unrealized gains (losses) ..         0.88            2.38          2.68          4.55        (0.25)        1.71
                                                   --------------------------------------------------------------------------------
Total from investment operations ...............         1.02            2.61          2.81          4.60        (0.17)        1.78
                                                   --------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.07)          (0.28)        (0.11)        (0.07)       (0.11)       (0.06)

   Net realized gains ..........................        (0.37)          (1.21)        (2.33)        (0.43)       (0.43)       (1.41)
                                                   --------------------------------------------------------------------------------
Total distributions ............................        (0.44)          (1.49)        (2.44)        (0.50)       (0.54)       (1.47)
                                                   --------------------------------------------------------------------------------
Redemption fees ................................           -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $    22.09      $    21.51    $    20.39    $    20.02   $    15.92   $    16.63
                                                   ================================================================================

Total return c .................................         4.78%          13.06%        14.46%        28.87%       (1.20)%      11.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $  189,610      $  169,000    $  155,698    $  141,233   $  105,451   $  106,248

Ratios to average net assets:

   Expenses d ..................................         2.04% f,g       2.12% g       2.10% g       2.13%        2.07%        2.09%

   Net investment income .......................         1.29% f         1.10%         0.65%         0.28%        0.49%        0.43%

Portfolio turnover rate ........................        42.56%          31.71%        38.40%        25.78%       40.17%       83.41%

Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ....................................         2.04% f         2.11%         2.09%         2.11%        2.07%        2.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS 94.4%
    CAPITAL MARKETS 5.0%
  a A.B. Watley Group Inc. ...........................................     United States           128,365       $          1,284
    Aizawa Securities Co., Ltd. ......................................         Japan               228,700              2,006,333
  a FIM Group Oyj ....................................................        Finland            1,177,422              7,681,707
    HCI Capital AG ...................................................        Germany              480,558              8,575,816
    Ichiyoshi Securities Co. Ltd. ....................................         Japan               560,100              8,471,607
  b KKR Financial Corp., 144A ........................................     United States           382,400              7,957,744
    Patriot Capital Funding Inc. .....................................     United States           440,000              4,884,000
    Toyo Securities Co. Ltd. .........................................         Japan               667,000              3,700,861
                                                                                                                 ----------------
                                                                                                                       43,279,352
                                                                                                                 ----------------
    COMMERCIAL BANKS 33.8%
  a Aareal Bank AG ...................................................        Germany               58,362              2,208,431
    Allied Irish Banks PLC ...........................................        Ireland              100,550              2,425,935
  a Aspis Bank SA ....................................................         Greece            2,200,000             11,595,122
    Banca Intesa SpA .................................................         Italy             2,778,034             16,276,405
    Bank of Ireland ..................................................        Ireland              134,482              2,399,904
    Banque Cantonale Vaudoise ........................................      Switzerland             15,977              5,463,116
    Basler Kantonalbank ..............................................      Switzerland             90,540              8,139,675
    BNP Paribas SA ...................................................         France              218,860             20,956,253
a,b Centennial Bank Holdings Inc., 144A ..............................     United States           946,861              9,790,543
    Chinatrust Financial Holding Co. Ltd. ............................         Taiwan           22,425,000             18,601,766
    City National Corp. ..............................................     United States            90,253              5,874,568
    Danske Bank AS ...................................................        Denmark              352,018             13,402,275
a,c Elephant Capital Holdings Ltd. ...................................         Japan                 2,090              5,062,977
    First Community Bancorp ..........................................     United States           373,250             22,051,610
    ForeningsSparbanken AB (Swedbank), A .............................         Sweden              543,855             14,286,015
    Laurentian Bank of Canada ........................................         Canada              526,600             13,781,289
    Mitsubishi UFJ Financial Group Inc. ..............................         Japan                 1,158             16,189,436
a,c NCB Warrant Holdings Ltd., A .....................................         Japan                10,590              1,710,285
    North Fork Bancorp Inc. ..........................................     United States            45,000              1,357,650
    Prosperity Bancshares Inc. .......................................     United States           152,837              5,026,809
    Societe Generale, A ..............................................         France              118,819             17,479,909
  c State National Bancshares Inc. ...................................     United States           507,936             18,389,569
    Sumitomo Mitsui Financial Group Inc. .............................         Japan                 1,479             15,637,118
    Svenska Handelsbanken AB, A ......................................         Sweden              912,120             23,515,925
  a Texas Capital Bancshares Inc. ....................................     United States           282,000              6,570,600
    U.S. Bancorp .....................................................     United States           278,760              8,608,109
    Wachovia Corp. ...................................................     United States           148,670              8,040,074
                                                                                                                 ----------------
                                                                                                                      294,841,368
                                                                                                                 ----------------
    COMMERCIAL SERVICES & SUPPLIES 0.6%
  a Comdisco Holding Co. Inc. ........................................     United States                53                    812
a,d Comdisco Holding Co. Inc., Contingent Distribution ...............     United States         4,645,036                     --
a,e Integrated Alarm Services Group Inc. .............................     United States         1,277,700              5,034,138
                                                                                                                 ----------------
                                                                                                                        5,034,950
                                                                                                                 ----------------
    CONSUMER FINANCE 0.3%
  a White River Capital Inc. .........................................     United States           172,799              2,626,545
                                                                                                                 ----------------


18 | Semiannual Report

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY           SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    DIVERSIFIED CONSUMER SERVICES 1.3%
    Banca Italease ...................................................          Italy               18,311       $        918,000
    H&R Block Inc. ...................................................      United States          417,220              9,954,869
                                                                                                                 ----------------
                                                                                                                       10,872,869
                                                                                                                 ----------------
    DIVERSIFIED FINANCIAL SERVICES 13.8%
    Acta Holding ASA .................................................          Norway           5,862,670             18,650,675
    Almancora Comm VA ................................................         Belgium              46,343              6,046,997
  a Athens Stock Exchange SA .........................................          Greece             237,340              4,199,026
    Capital One Financial Corp. ......................................      United States          107,880              9,218,346
    Citigroup Inc. ...................................................      United States          141,640              6,832,714
    Deutsche Bourse AG ...............................................         Germany             113,336             15,440,911
    Euronext NV ......................................................       Netherlands           243,559             22,838,291
    Fortis ...........................................................         Belgium             699,920             23,879,590
    Guinness Peat Group PLC ..........................................       New Zealand         3,250,830              4,991,442
    JER Investors Trust Inc. .........................................      United States           65,500              1,018,525
  b JER Investors Trust, 144A ........................................      United States          298,400              4,640,120
    Leucadia National Corp. ..........................................      United States           94,950              2,771,590
                                                                                                                 ----------------
                                                                                                                      120,528,227
                                                                                                                 ----------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.5%
    OM AB ............................................................          Sweden             746,610             13,385,965
                                                                                                                 ----------------
    HEALTH CARE PROVIDERS & SERVICES 0.0% f
    Aetna Inc. .......................................................      United States            3,500                139,755
                                                                                                                 ----------------
    INSURANCE 18.7%
    American International Group Inc. ................................      United States           72,400              4,275,220
a,b AmTrust Financial Services Inc., 144A ............................      United States        1,600,000             12,000,000
a,c Augsburg Re AG ...................................................       Switzerland            10,745                 10,745
    Axis Capital Holdings Ltd. .......................................         Bermuda             241,400              6,906,454
  a Berkshire Hathaway Inc., A .......................................      United States              113             10,357,467
  a Berkshire Hathaway Inc., B .......................................      United States              334              1,016,362
    CNP Assurances ...................................................          France              29,179              2,775,280
    FBD Holdings PLC .................................................         Ireland             225,330             10,564,488
    Grupo Catalana Occidente SA ......................................          Spain              126,522             16,031,567
    Hartford Financial Services Group Inc. ...........................      United States          155,050             13,117,230
a,c Imagine Group Holdings Ltd. ......................................         Bermuda             551,589              5,649,115
    IPC Holdings Ltd. ................................................      United States          145,500              3,588,030
    Montpelier Re Holdings Ltd. ......................................         Bermuda             302,275              5,226,335
    Nationwide Financial Services Inc., A ............................      United States          104,390              4,601,511
    Old Republic International Corp. .................................      United States          732,875             15,661,539
a,c Olympus Re Holdings Ltd. .........................................      United States            7,480                     --
    Prudential Financial Inc. ........................................      United States           71,050              5,520,585
  a SNS Reaal Groep NV ...............................................       Netherlands           210,810              4,595,325
a,c Symetra Financial ................................................      United States          117,300             13,489,500
    The St. Paul Travelers Cos. Inc. .................................      United States          207,553              9,252,713
    White Mountains Insurance Group Ltd. .............................      United States           38,548             18,772,876
                                                                                                                 ----------------
                                                                                                                      163,412,342
                                                                                                                 ----------------
    REAL ESTATE 7.6%
  b CBRE Realty Finance Inc., 144A ...................................      United States          525,000              7,875,000
    DIC Asset AG .....................................................         Germany             200,000              4,991,634
    Eurocastle Investment Ltd. .......................................     Guernsey Islands        446,293             15,985,769


                                                          Semiannual Report | 19

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY           SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    REAL ESTATE (CONTINUED)
    iStar Financial Inc. .............................................     United States           177,300       $      6,693,075
  a Link REIT ........................................................       Hong Kong           1,238,900              2,480,560
  b Medical Properties Trust Inc., 144A ..............................     United States           422,200              4,661,088
  a Patrizia Immobilien Ag ...........................................        Germany              643,800             15,656,278
  a Vivacon AG .......................................................        Germany              334,628              7,516,960
                                                                                                                 ----------------
                                                                                                                       65,860,364
                                                                                                                 ----------------
    THRIFTS & MORTGAGE FINANCE 11.8%
    Bank Mutual Corp. ................................................     United States           677,000              8,272,940
    Countrywide Financial Corp. ......................................     United States           195,135              7,430,741
  a Franklin Bankcorp ................................................     United States           310,100              6,260,919
    Golden West Financial Corp. ......................................     United States           106,110              7,873,362
    Hudson City Bancorp Inc. .........................................     United States         1,303,320             17,373,256
    Hypo Real Estate Holding AG ......................................        Germany              233,926             14,184,443
  a Interhyp AG ......................................................        Germany              120,500             10,790,474
    Sovereign Bancorp Inc. ...........................................     United States           602,345             12,233,627
    Washington Mutual Inc. ...........................................     United States           411,020             18,734,291
                                                                                                                 ----------------
                                                                                                                      103,154,053
                                                                                                                 ----------------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $688,028,894) ............................................                                                823,135,790
                                                                                                                 ----------------
    PREFERRED STOCKS (COST $7,448,950) 0.9%
    REAL ESTATE 0.9%
    iStar Financial Inc., 7.875%, pfd., E ............................     United States           297,958              7,434,052
                                                                                                                 ----------------

                                                                                           ------------------
                                                                                            PRINCIPAL AMOUNT
                                                                                           ------------------
    CORPORATE BONDS & NOTES (COST $123,572) 0.0% f
    Augsburg Re AG, zero cpn., 8/01/06 ...............................      Switzerland       $    123,572                123,572
                                                                                                                 ----------------
    GOVERNMENT AGENCIES 3.3% (COST $29,067,870)
  g Federal Home Loan Bank, 7/03/06 - 11/15/06 .......................     United States        29,100,000             29,078,309
                                                                                                                 ----------------
    TOTAL INVESTMENTS (COST $724,669,286) 98.6% ......................                                                859,771,723
    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (1.5)% .........                                                (13,361,623)
    OTHER ASSETS, LESS LIABILITIES 2.9% ..............................                                                 25,502,467
                                                                                                                 ----------------
    NET ASSETS 100.0% ................................................                                           $    871,912,567
                                                                                                                 ================

SELECTED PORTFOLIO ABBREVIATION

REIT - Real Estate Investment Trust

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the aggregate value of these securities was $46,924,495, representing 5.38% of net assets.

c     See Note 9 regarding restricted securities.

d Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

e     See Note 10 regarding holdings of 5% voting securities.

f     Rounds to less than 0.1% of net assets.

g A portion or all of the security is traded on a discount basis with no stated coupon rate.


20 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ..........................................................................       $    715,401,803
    Cost - Non-controlled affiliated issuers (Note 10) ...................................................              9,267,483
                                                                                                                 ----------------
    Total cost of investments ............................................................................       $    724,669,286
                                                                                                                 ================
    Value - Unaffiliated issuers .........................................................................       $    854,737,585
    Value - Non-controlled affiliated issuers (Note 10) ..................................................              5,034,138
                                                                                                                 ----------------
    Total value of investments ...........................................................................            859,771,723
  Cash ...................................................................................................                149,434
  Foreign currency, at value (cost $13,552,399) ..........................................................             13,544,455
  Receivables:
    Investment securities sold ...........................................................................              7,103,966
    Capital shares sold ..................................................................................              3,041,725
    Dividends ............................................................................................              2,490,332
    Other  (Note 11) .....................................................................................                 22,837
  Unrealized gain on forward exchange contracts (Note 8) .................................................              1,448,653
  Cash on deposits with brokers for securities sold short ................................................                737,773
  Due from broker - synthetic equity swaps (Note 7) ......................................................                121,770
  Other assets ...........................................................................................              2,579,550
                                                                                                                 ----------------
        Total assets .....................................................................................            891,012,218
                                                                                                                 ----------------
Liabilities:
  Payables:
    Investment securities purchased ......................................................................                719,335
    Capital shares redeemed ..............................................................................              2,048,511
    Affiliates ...........................................................................................              1,388,690
  Unrealized loss on forward exchange contracts (Note 8) .................................................             14,810,276
  Accrued expenses and other liabilities .................................................................                132,839
                                                                                                                 ----------------
        Total liabilities ................................................................................             19,099,651
                                                                                                                 ----------------
          Net assets, at value ...........................................................................       $    871,912,567
                                                                                                                 ================
Net assets consist of:
  Paid-in capital ........................................................................................       $    658,603,465
  Undistributed net investment income ....................................................................              4,213,027
  Net unrealized appreciation (depreciation) .............................................................            123,106,267
  Accumulated net realized gain (loss) ...................................................................             85,989,808
                                                                                                                 ----------------
          Net assets, at value ...........................................................................       $    871,912,567
                                                                                                                 ================


                     Semiannual Report | See notes to financial statements. | 21

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS Z:
  Net assets, at value ...................................................................................       $    191,592,716
                                                                                                                 ================
  Shares outstanding .....................................................................................              8,603,854
                                                                                                                 ================
  Net asset value and maximum offering price per share a .................................................       $          22.27
                                                                                                                 ================
CLASS A:
  Net assets, at value ...................................................................................       $    449,115,186
                                                                                                                 ================
  Shares outstanding .....................................................................................             20,177,449
                                                                                                                 ================
  Net asset value per share a ............................................................................       $          22.26
                                                                                                                 ================
  Maximum offering price per share (net asset value per share / 94.25%) ..................................       $          23.62
                                                                                                                 ================
CLASS B:
  Net assets, at value ...................................................................................       $     41,594,587
                                                                                                                 ================
  Shares outstanding .....................................................................................              1,913,814
                                                                                                                 ================
  Net asset value and maximum offering price per share a .................................................       $          21.73
                                                                                                                 ================
CLASS C:
  Net assets, at value ...................................................................................       $    189,610,078
                                                                                                                 ================
  Shares outstanding .....................................................................................              8,584,125
                                                                                                                 ================
  Net asset value and maximum offering price per share a .................................................       $          22.09
                                                                                                                 ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the period ended June 30, 2006 (unaudited)

Investment income:
  Dividends (net of foreign taxes of $1,378,737) .........................................................       $     13,009,140
  Interest ...............................................................................................              1,036,780
  Income from securities loaned - net ....................................................................                 73,968
  Other income (Note 11) .................................................................................                 22,837
                                                                                                                 ----------------
        Total investment income ..........................................................................             14,142,725
                                                                                                                 ----------------
Expenses:
  Management fees (Note 3a) ..............................................................................              3,401,950
  Administrative fees (Note 3b) ..........................................................................                325,321
  Distribution fees (Note 3c)
    Class A ..............................................................................................                661,872
    Class B ..............................................................................................                216,610
    Class C ..............................................................................................                921,358
  Transfer agent fees (Note 3e) ..........................................................................                516,469
  Custodian fees (Note 4) ................................................................................                 83,803
  Reports to shareholders ................................................................................                 25,909
  Registration and filing fees ...........................................................................                 41,433
  Professional fees ......................................................................................                 36,759
  Directors' fees and expenses ...........................................................................                  6,439
  Other ..................................................................................................                 11,704
                                                                                                                 ----------------
        Total expenses ...................................................................................              6,249,627
        Expense reductions (Note 4) ......................................................................                 (1,748)
                                                                                                                 ----------------
            Net expenses .................................................................................              6,247,879
                                                                                                                 ----------------
              Net investment income ......................................................................              7,894,846
                                                                                                                 ----------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ..........................................................................................             91,581,090
    Foreign currency transactions ........................................................................             (1,319,500)
    Swap agreements ......................................................................................               (383,719)
                                                                                                                 ----------------
        Net realized gain (loss) .........................................................................             89,877,871
                                                                                                                 ----------------
Net change in unrealized appreciation (depreciation) on:
    Investments ..........................................................................................            (43,872,265)
    Translation of assets and liabilities denominated in foreign currencies ..............................            (19,635,819)
                                                                                                                 ----------------
        Net change in unrealized appreciation (depreciation) .............................................            (63,508,084)
                                                                                                                 ----------------
Net realized and unrealized gain (loss) ..................................................................             26,369,787
                                                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ..........................................       $     34,264,633
                                                                                                                 ================


                     Semiannual Report | See notes to financial statements. | 23

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          ---------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                           JUNE 30, 2006            YEAR ENDED
                                                                                            (UNAUDITED)         DECEMBER 31, 2005
                                                                                          ---------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................................................          $      7,894,846       $     11,188,993
    Net realized gain (loss) from investments, securities sold short,
      foreign currency transactions, and swap agreements .......................                89,877,871             37,764,445
    Net change in unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities denominated in foreign currencies ..               (63,508,084)            39,169,016
                                                                                          ---------------------------------------
            Net increase (decrease) in net assets resulting from operations ....                34,264,633             88,122,454
                                                                                          ---------------------------------------
  Distributions to shareholders from:
    Net investment income:
      Class Z ..................................................................                  (739,787)            (3,763,970)
      Class A ..................................................................                (1,625,032)            (6,706,421)
      Class B ..................................................................                  (128,112)              (539,612)
      Class C ..................................................................                  (585,207)            (2,132,095)
    Net realized gains:
      Class Z ..................................................................                (3,122,506)            (9,354,463)
      Class A ..................................................................                (7,274,747)           (18,415,891)
      Class B ..................................................................                  (697,071)            (2,339,402)
      Class C ..................................................................                (3,096,519)            (8,968,562)
                                                                                          ---------------------------------------
  Total distributions to shareholders ..........................................               (17,268,981)           (52,220,416)
                                                                                          ---------------------------------------
  Capital share transactions: (Note 2)
    Class Z ....................................................................                11,502,226               (191,699)
    Class A ....................................................................                83,567,441             45,360,278
    Class B ....................................................................                (2,162,131)            (2,103,037)
    Class C ....................................................................                16,558,999              5,215,334
                                                                                          ---------------------------------------
  Total capital share transactions .............................................               109,466,535             48,280,876
                                                                                          ---------------------------------------

  Redemption fees ..............................................................                     1,304                  1,695
                                                                                          ---------------------------------------
            Net increase (decrease) in net assets ..............................               126,463,491             84,184,609
Net assets:
  Beginning of period ..........................................................               745,449,076            661,264,467
                                                                                          ---------------------------------------
  End of period ................................................................          $    871,912,567       $    745,449,076
                                                                                          =======================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
  End of period ................................................................          $      4,213,027       $       (603,681)
                                                                                          =======================================


24 | See notes to financial statements. | Semiannual Report

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, non-diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the investment Company Act of 1940 (1940 Act). The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term corporate bonds and notes are valued at cost.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 25

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


26 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 27

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At June 30, 2006, the Fund had no securities on loan.


28 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Series Fund against certain liabilities arising out of the performance of their duties to the Series Fund. Additionally, in the normal course of business, the Series Fund enters into contracts with service providers that contain general indemnification clauses. The Series Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series Fund that have not yet occurred. However, based on experience, the Series Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                           ------------------------------------------------------
                                                SIX MONTHS ENDED               YEAR ENDED
                                                 JUNE 30, 2006              DECEMBER 31, 2005
                                           ------------------------------------------------------
                                             SHARES        AMOUNT         SHARES        AMOUNT
                                           ------------------------------------------------------
CLASS Z SHARES
 Shares sold ..........................       826,884   $  19,059,107      679,875   $ 14,183,552
 Shares issued in reinvestment of
  distributions .......................       164,333       3,575,880      565,701     12,022,854
 Shares redeemed ......................      (486,004)    (11,132,761)  (1,274,008)   (26,398,105)
                                           ------------------------------------------------------
 Net increase (decrease) ..............       505,213   $  11,502,226      (28,432)  $   (191,699)
                                           ======================================================
CLASS A SHARES
 Shares sold ..........................     6,387,238   $ 148,671,672    4,276,295   $ 89,422,089
 Shares issued in reinvestment of
  distributions .......................       376,937       8,198,375    1,083,314     23,054,690
 Shares redeemed ......................    (3,201,044)    (73,302,606)  (3,242,457)   (67,116,501)
                                           ------------------------------------------------------
 Net increase (decrease) ..............     3,563,131   $  83,567,441    2,117,152   $ 45,360,278
                                           ======================================================
CLASS B SHARES
 Shares sold ..........................        84,353   $   1,909,442      169,286   $  3,512,309
 Shares issued in reinvestment of
  distributions .......................        35,545         754,984      127,227      2,644,855
 Shares redeemed ......................      (215,065)     (4,826,557)    (408,883)    (8,260,201)
                                           ------------------------------------------------------
 Net increase (decrease) ..............       (95,167)  $  (2,162,131)    (112,370)  $ (2,103,037)
                                           ======================================================


30 | Semiannual Report

Mutual Financial Services Fund

2. CAPITAL STOCK (CONTINUED)

                                           ------------------------------------------------------
                                                SIX MONTHS ENDED               YEAR ENDED
                                                 JUNE 30, 2006              DECEMBER 31, 2005
                                           ------------------------------------------------------
                                             SHARES        AMOUNT         SHARES        AMOUNT
                                           ------------------------------------------------------
CLASS C SHARES
 Shares sold ..........................     1,268,742   $  29,123,020    1,128,446   $ 23,514,526
 Shares issued in reinvestment of
  distributions .......................       151,533       3,271,592      471,580      9,963,541
 Shares redeemed ......................      (693,539)    (15,835,613)  (1,377,451)   (28,262,733)
                                           ------------------------------------------------------
 Net increase (decrease) ..............       726,736   $  16,558,999      222,575   $  5,215,334
                                           ======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.800%                 Up to and including $1 billion
      0.770%                 Over $1 billion, up to and including $2 billion
      0.750%                 Over $2 billion, up to and including $5 billion
      0.730%                 In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.150%                 Up to and including $200 million
      0.135%                 Over $200 million, up to and including $700 million
      0.100%                 Over $700 million, up to and including $1.2 billion
      0.075%                 In excess of $1.2 billion


                                                          Semiannual Report | 31

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   1.00%
Class C ................................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charge received a ..........................................  $221,378
Contingent deferred sales charges retained ...........................  $ 33,079

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

For the period ended June 30, 2006, the Fund paid transfer agent fees of $516,469, of which $419,102 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $221,186.


32 | Semiannual Report

Mutual Financial Services Fund

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................................        $ 725,139,935
                                                                  =============

Unrealized appreciation ..................................        $ 172,972,159
Unrealized depreciation ..................................          (38,340,371)
                                                                  -------------
Net unrealized appreciation (depreciation) ...............        $ 134,631,788
                                                                  =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2006, aggregated $432,030,795 and $338,860,775, respectively.

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------
                                           NUMBER OF    NOTIONAL     UNREALIZED
CONTRACTS TO BUY                           CONTRACTS      VALUE      GAIN (LOSS)
--------------------------------------------------------------------------------
Aareal Bank AG (23.43 - 25.89 EUR) ......    209,553   $ 7,929,531   $ 1,369,464
                                                                     -----------
Total contracts to buy ...........................................   $ 1,369,464
                                                                     ===========

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------------------
                                                                    CONTRACT      SETTLEMENT       UNREALIZED
CONTRACTS TO BUY                                                    AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
        6,750,000   Euro ..................................         8,469,360       7/17/06       $     176,491
        9,755,256   Norwegian Krone .......................         1,562,500       9/06/06              12,550
        3,564,617   British Pound .........................         6,233,721       9/08/06             368,907
          223,407   Canadian Dollar .......................           200,000       9/25/06                 684
                                                                                                  -------------
                                                                                                  $     558,632
                                                                                                  -------------


                                                          Semiannual Report | 33

Mutual Financial Services Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------
                                                                    CONTRACT      SETTLEMENT       UNREALIZED
CONTRACTS TO SELL                                                   AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
       19,791,120   Norwegian Krone .......................         3,254,583       7/10/06       $      72,323
          758,642   Euro ..................................           979,361       7/24/06               7,136
        3,970,349   Norwegian Krone .......................           651,520       9/06/06              10,481
       15,494,913   Swiss Franc ...........................        12,985,734       9/07/06             211,737
       49,189,327   Norwegian Krone .......................         8,251,544       9/07/06             309,052
          220,556   Canadian Dollar .......................           200,000       9/25/06               1,877
      200,277,000   Taiwan Dollar .........................         6,300,000      12/06/06             109,744
        7,850,340   Euro ..................................        10,213,965      12/06/06              67,063
        4,434,868   New Zealand Dollar ....................         2,780,580      12/07/06             100,608
                                                                                                  -------------
                                                                                                        890,021
                                                                                                  -------------
        Unrealized gain on forward exchange contracts .....................................       $   1,448,653
                                                                                                  -------------

---------------------------------------------------------------------------------------------------------------
                                                                    CONTRACT      SETTLEMENT       UNREALIZED
CONTRACTS TO BUY                                                    AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
        2,465,180   Norwegian Krone .......................           400,000       7/10/06       $      (3,618)
           55,387   Canadian Dollar .......................            50,000       9/25/06                (246)
                                                                                                  -------------
                                                                                                  $      (3,864)
                                                                                                  -------------

---------------------------------------------------------------------------------------------------------------
                                                                    CONTRACT      SETTLEMENT       UNREALIZED
CONTRACTS TO SELL                                                   AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
       28,088,008   Euro ..................................        34,236,217       7/17/06       $  (1,740,782)
        8,622,135   Euro ..................................        10,694,656       7/24/06            (354,901)
       69,080,787   Danish Krone ..........................        11,754,223       8/21/06            (135,451)
       20,911,535   Euro ..................................        25,956,563       8/23/06            (895,858)
       54,878,500   Norwegian Krone .......................         8,376,640       9/06/06            (483,855)
        3,564,617   British Pound .........................         6,202,200       9/08/06            (400,428)
       23,221,659   Euro ..................................        29,187,137       9/13/06            (672,092)
      331,695,583   Swedish Krone .........................        43,607,667       9/15/06          (2,800,172)
       56,514,367   Euro ..................................        70,002,487       9/15/06          (2,675,043)
       14,517,862   Canadian Dollar .......................        12,672,039       9/25/06            (369,179)
    4,309,517,252   Japanese Yen ..........................        37,582,283       9/28/06            (566,600)
       26,930,855   Euro ..................................        33,294,880      10/18/06          (1,409,770)
       21,239,729   Euro ..................................        25,860,323      10/24/06          (1,520,492)
        9,978,142   Euro ..................................        12,108,249      11/27/06            (781,789)
                                                                                                  -------------
                                                                                                    (14,806,412)
                                                                                                  -------------
        Unrealized loss on forward exchange contracts .....................................         (14,810,276)
                                                                                                  -------------
           Net unrealized gain (loss) on forward exchange contracts .......................       $ (13,361,623)
                                                                                                  =============

a     In U.S. Dollar unless otherwise indicated.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


34 | Semiannual Report

Mutual Financial Services Fund

9. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------
                                                                  ACQUISITION
     SHARES         ISSUER                                           DATE            COST             VALUE
---------------------------------------------------------------------------------------------------------------
           10,745   Augsburg Re AG ........................          5/25/06     $    10,745      $      10,745
            2,090   Elephant Capital Holdings Ltd. ........          8/29/03              --          5,062,977
          551,589   Imagine Group Holdings Ltd. ...........          8/31/04       5,649,099          5,649,115
           10,590   NCB Warrant Holdings Ltd., A ..........         12/16/05              --          1,710,285
            7,480   Olympus Re Holdings Ltd. ..............         12/19/01         748,000                 --
          507,936   State National Bancshares Inc. ........          6/08/98       7,333,326         18,389,569
          117,300   Symetra Financial .....................          7/27/04      11,730,000         13,489,500
                                                                                                  -------------
                    TOTAL RESTRICTED SECURITIES (5.08% of Net Assets) .......... ............     $  44,312,191
                                                                                                  =============

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF
                                    SHARES
                                    HELD AT                             NUMBER OF SHARES                                 REALIZED
                                   BEGINNING     GROSS       GROSS          HELD AT          VALUE AT      INVESTMENT     CAPITAL
NAME OF ISSUER                     OF PERIOD   ADDITIONS   REDUCTIONS    END OF PERIOD     END OF PERIOD     INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Integrated Alarm Systems ......    1,277,700          --           --          1,277,700   $   5,034,138   $       --   $        --
                                                                                           ========================================
TOTAL NON-CONTROLLED AFFILIATES (0.58% of Net Assets)

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the


                                                          Semiannual Report | 35

Mutual Financial Services Fund

11. REGULATORY MATTERS (CONTINUED)

distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


36 | Semiannual Report

Mutual Financial Services Fund

12. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


                                                          Semiannual Report | 37

Mutual Financial Services Fund

SHAREHOLDER INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those directors unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and received assistance from an independent consultant retained on behalf of the independent directors to provide advice in connection with the renewal process; they also interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. ("Lipper"), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper
Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (the "Profitability Study"). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


38 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as a reason that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that long-term performance is a significant component of incentive-based compensation. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 39

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the recent investment performance of the Fund as well as that of the last three- and five-year periods. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional financial services funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2005, and had annualized total returns for the three- and five-year periods in the best performing quintiles. The directors noted that, since the Fund's inception over eight years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2005, exceeded 15%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2005.

The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


40 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the financial services funds used for the performance comparison. The Fund's investment management fee was in the second-highest expense quintile of the group (i.e., the group having the second-highest investment management fee) and its total expenses (including 12b-1 and non-12b-1 service fees) were in the middle expense quintile of the group.

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                                                          Semiannual Report | 41

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager during the course of the upcoming year and requested periodic updates from the investment manager on its profitability. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager's realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


42 | Semiannual Report

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 43

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 S2006 08/06

MUTUAL QUALIFIED FUND




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           JUNE 30, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                   VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                    MUTUAL QUALIFIED FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups
                            --Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                            Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ..........................................................  1

SEMIANNUAL REPORT

Mutual Qualified Fund .......................................................  3

Performance Summary .........................................................  9

Your Fund's Expenses ........................................................ 12

Financial Highlights and Statement of Investments ........................... 14

Financial Statements ........................................................ 27

Notes to Financial Statements ............................................... 31

Shareholder Information...................................................... 48

--------------------------------------------------------------------------------
Semiannual Report

Mutual Qualified Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to, but less than, 50% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Qualified Fund's semiannual report for the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a +6.63% cumulative total return for the six months ended June 30, 2006. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +2.71% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2006, the global economy advanced at a healthy pace. U.S. gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. U.S. export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                             42.6%
France                                           11.4%
U.K.                                              7.7%
South Korea                                       5.1%
Norway                                            3.1%
Germany                                           3.0%
Japan                                             2.9%
Spain                                             2.5%
Switzerland                                       1.9%
Bermuda                                           1.3%
Finland                                           1.2%
Canada                                            1.1%
Hong Kong                                         1.1%
Netherlands                                       1.0%
Other                                             5.5%
Short-Term Investments & Other Net Assets         8.6%

However, signs of moderation appeared globally in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2

In this environment, domestic equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return. 3 Global equity markets performed better than those in the

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Semiannual Report

U.S. As of June 30, 2006, the six-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +10.50%. 4

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals and eschew rumored deals or other situations we consider relatively risky.

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    11.2%
--------------------------------------------------------------------------------
Insurance                                                                  10.3%
--------------------------------------------------------------------------------
Food Products                                                               8.7%
--------------------------------------------------------------------------------
Commercial Banks                                                            7.1%
--------------------------------------------------------------------------------
Media                                                                       4.4%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            3.9%
--------------------------------------------------------------------------------
Real Estate                                                                 3.7%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 3.4%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      3.1%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  3.0%
--------------------------------------------------------------------------------

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS

6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
KT&G Corp., ord. & 144A                                                     3.5%
  TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        3.4%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            2.6%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  2.3%
  TOBACCO, SPAIN
--------------------------------------------------------------------------------
Generale de Sante                                                           2.2%
  HEALTH CARE PROVIDERS & SERVICES,
  FRANCE
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.1%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Pernod Ricard SA                                                            2.0%
  BEVERAGES, FRANCE
--------------------------------------------------------------------------------
Groupe Danone                                                               2.0%
  FOOD PRODUCTS, FRANCE
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              2.0%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
British American Tobacco PLC                                                1.9%
  TOBACCO, U.K.
--------------------------------------------------------------------------------

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, as we focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund's strongest contributing asset class during the first six months of 2006 was its equity portfolio. Three of our best performing investments during the period under review were KT&G, a South Korean-based tobacco company; Eurotunnel, a transportation and infrastructure company; and Reynolds American, a tobacco products company.

KT&G is the world's seventh-largest tobacco producer and South Korea's leading cigarette manufacturer. The company's stock price gained nearly 23% in local currency during the period. KT&G increased its market share and benefited from a successful new product launch that was offered at an above-average selling price. The company also continued to benefit from the strong performance of its ginseng business. In addition, the election of an activist shareholder to the Board of Directors boosted KT&G's stock price as many investors believed an agent of change on the board would redirect management's focus to unlocking the company's underlying value. Although KT&G performed well during the review period, at period-end, we believed the company traded significantly below our fair value estimate.

Eurotunnel has a long-term agreement with the British and French governments to operate the Channel Tunnel between France and the U.K. The tunnel opened in 1994 after considerable delays and cost overruns. The company was forced to restructure its debt in 1998 due to missed passenger and cargo traffic quotas. In 2004, due to its weak financial performance, Eurotunnel entered into negotiations to restructure its balance sheet. During the first half of 2006, our investments in Eurotunnel debt securities appreciated as the company and a committee of creditors negotiated a preliminary debt restructuring agreement, which would substantially reduce the company's overall debt burden. The negotiating creditors' committee included the Fund's adviser and four other institutions. At period-end, the implementation of this agreement remained subject to various conditions and was not guaranteed.

North Carolina-based Reynolds American was formed in June 2004 as a result of the merger between R.J. Reynolds Tobacco and British American Tobacco's U.S. subsidiary, Brown & Williamson. The combined companies became the second-largest cigarette manufacturer in the U.S., with approximately 31%


6 | Semiannual Report
domestic market share. Reynolds' shares appreciated nearly 24% during the period after company profits exceeded analyst expectations, driven primarily by cost savings from the merger and an improved outlook for U.S. tobacco litigation. Reynolds also announced it would implement a new productivity program that was expected to generate an additional $325 million in cost savings over the next five years. The company achieved its goal of improving market share for its two major brands, Camel and Kool, during the period. In April 2006, Reynolds announced its planned entrance into the higher-growth smokeless tobacco market with the acquisition of Conwood. This acquisition is expected to improve earnings in the first year and further enhance the company's earnings growth profile thereafter.

The Fund also had some detractors during the period. Three investments that did not meet our expectations were White Mountains Insurance Group, a property and casualty insurer; Weyerhaeuser, a forest products company; and KKR Financial, a real estate investment trust.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company's debt, and S&P and Moody's placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains' shares throughout much of the first half of the year.

Weyerhaeuser shares fell 4% in value along with shares of other forest products companies due to softer investment demand for commodity-based companies and a muted outlook for homebuilding and lumber stocks due to a more hawkish Federal Reserve Board.

Real estate investment trust and specialty finance company KKR Financial lost 9% in value. The company encountered difficulties finding attractive investment opportunities during the first half of 2006 due to tight spreads and its characteristic conservative investment approach. The company also faced increasing funding costs that resulted in compressed net margins.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Anne E. Gudefin

                        Anne E. Gudefin, CFA
                        Portfolio Manager


[PHOTO OMITTED]         /s/ Shawn M. Tumulty

                        Shawn M. Tumulty, CFA
                        Assistant Portfolio Manager

                        Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
ANNE GUDEFIN has been portfolio manager for Mutual Qualified Fund since 2002. She is also portfolio manager for Mutual Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MQIFX)                               CHANGE           6/30/06         12/31/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.02            $20.83           $19.81
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
---------------------------------------------------------------------------------------------------
Dividend Income                       $0.0475
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0438
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                $0.1933
---------------------------------------------------------------------------------------------------
       TOTAL                          $0.2846
---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEQIX)                               CHANGE           6/30/06         12/31/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.99            $20.70           $19.71
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
---------------------------------------------------------------------------------------------------
Dividend Income                       $0.0416
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0438
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                $0.1933
---------------------------------------------------------------------------------------------------
       TOTAL                          $0.2787
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBQX)                               CHANGE           6/30/06         12/31/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.91            $20.25           $19.34
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
---------------------------------------------------------------------------------------------------
Dividend Income                       $0.0301
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0438
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                $0.1933
---------------------------------------------------------------------------------------------------
       TOTAL                          $0.2672
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMQX)                               CHANGE           6/30/06         12/31/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.92            $20.50           $19.58
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
---------------------------------------------------------------------------------------------------
Dividend Income                       $0.0308
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0438
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                $0.1933
---------------------------------------------------------------------------------------------------
       TOTAL                          $0.2679
---------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGE; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------
CLASS Z                               6-MONTH         1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +6.63%        +14.72%         +50.47%          +208.52%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +6.63%        +14.72%          +8.52%           +11.93%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,663        $11,472         $15,047           $30,852
-----------------------------------------------------------------------------------------------------
CLASS A                               6-MONTH         1-YEAR          5-YEAR     INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +6.48%        +14.38%         +47.94%          +186.31%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +0.37%         +7.78%          +6.88%           +10.82%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,037        $10,778         $13,946           $26,986
-----------------------------------------------------------------------------------------------------
CLASS B                               6-MONTH         1-YEAR          5-YEAR     INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +6.13%        +13.60%         +43.21%          +105.62%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +2.13%         +9.60%          +7.15%           +10.09%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,213        $10,960         $14,121           $20,562
-----------------------------------------------------------------------------------------------------
CLASS C                               6-MONTH         1-YEAR          5-YEAR     INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +6.16%        +13.63%         +43.18%          +169.03%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +5.16%        +12.63%          +7.44%           +10.78%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,516        $11,263         $14,318           $26,903
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 1/1/06       VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,066.30               $4.15
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.78               $4.06
----------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,064.80               $5.79
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.19               $5.66
----------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,061.30               $9.25
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,015.82               $9.05
----------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,061.60               $9.25
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,015.82               $9.05
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.81%; A: 1.13%; B: 1.81%; and C: 1.81%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS Z                                     (UNAUDITED)            2005           2004           2003         2002          2001
                                          --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...    $    19.81       $    19.49     $    17.88     $    13.95   $    16.49    $    16.61
                                            ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............          0.24             0.41           0.37           0.20         0.28          0.23

 Net realized and unrealized
  gains (losses) .......................          1.07             1.77           2.56           4.04        (2.34)         1.12
                                            ------------------------------------------------------------------------------------
Total from investment operations .......          1.31             2.18           2.93           4.24        (2.06)         1.35
                                            ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .................         (0.05)           (0.42)         (0.39)         (0.31)       (0.26)        (0.20)

 Net realized gains ....................         (0.24)           (1.44)         (0.93)            --        (0.22)        (1.27)
                                            ------------------------------------------------------------------------------------
Total distributions ....................         (0.29)           (1.86)         (1.32)         (0.31)       (0.48)        (1.47)
                                            ------------------------------------------------------------------------------------
Redemption fees ........................            -- e             -- e           -- e           --           --            --
                                            ------------------------------------------------------------------------------------
Net asset value, end of period .........    $    20.83       $    19.81     $    19.49     $    17.88   $    13.95    $    16.49
                                            ====================================================================================

Total return c .........................          6.63%           11.26%         16.64%         30.50%      (12.70)%        8.21%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $3,817,021       $3,646,593     $3,419,744     $3,102,506   $2,503,544    $3,022,299

Ratios to average net assets:

 Expenses d ............................          0.81% f,g        0.85% g        0.82% g        0.85%        0.80%         0.80%

 Net investment income .................          2.30% f          2.04%          2.01%          1.34%        1.81%         1.29%

Portfolio turnover rate ................         10.49%           20.98%         37.61%         49.70%       51.24%        52.64%

Ratios to average net assets,
 excluding dividend expense on
 securities sold short:

 Expenses ..............................          0.80% f          0.81%          0.81%          0.82%        0.79%         0.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           JUNE 30, 2006                           YEAR ENDED DECEMBER 31,
CLASS A                                     (UNAUDITED)            2005           2004           2003         2002          2001
                                          --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...    $    19.71       $    19.41     $    17.81     $    13.91   $    16.44    $    16.56
                                            ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............          0.20             0.34           0.31           0.15         0.23          0.17

 Net realized and unrealized
  gains (losses) .......................          1.07             1.75           2.55           4.01        (2.33)         1.12
                                            ------------------------------------------------------------------------------------
Total from investment operations .......          1.27             2.09           2.86           4.16        (2.10)         1.29
                                            ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .................         (0.04)           (0.35)         (0.33)         (0.26)       (0.21)        (0.14)

 Net realized gains ....................         (0.24)           (1.44)         (0.93)            --        (0.22)        (1.27)
                                            ------------------------------------------------------------------------------------
Total distributions ....................         (0.28)           (1.79)         (1.26)         (0.26)       (0.43)        (1.41)
                                            ------------------------------------------------------------------------------------
Redemption fees ........................            -- e             -- e           -- e           --           --            --
                                            ------------------------------------------------------------------------------------
Net asset value, end of period .........    $    20.70       $    19.71     $    19.41     $    17.81   $    13.91    $    16.44
                                            ====================================================================================

Total return c .........................          6.48%           10.85%         16.27%         29.98%      (13.00)%        7.85%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $  863,314       $  794,789     $  692,523     $  625,088   $  449,507    $  482,182

Ratios to average net assets:

 Expenses d ............................          1.13% f,g        1.20% g        1.17% g        1.20%        1.15%         1.15%

 Net investment income .................          1.98% f          1.69%          1.66%          0.99%        1.46%         0.94%

Portfolio turnover rate ................         10.49%           20.98%         37.61%         49.70%       51.24%        52.64%

Ratios to average net assets,
 excluding dividend expense on
 securities sold short:

 Expenses ..............................          1.12% f          1.16%          1.16%          1.17%        1.14%         1.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Mutual Qualified Fund

                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           JUNE 30, 2006                           YEAR ENDED DECEMBER 31,
CLASS B                                     (UNAUDITED)            2005           2004           2003         2002          2001
                                          --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...    $    19.34       $    19.08     $    17.54     $    13.72   $    16.25    $    16.44
                                            ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............          0.13             0.20           0.19           0.05         0.13          0.04

 Net realized and unrealized
  gains (losses) .......................          1.05             1.72           2.50           3.94        (2.30)         1.13
                                            ------------------------------------------------------------------------------------
Total from investment operations .......          1.18             1.92           2.69           3.99        (2.17)         1.17
                                            ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .................         (0.03)           (0.22)         (0.22)         (0.17)       (0.14)        (0.09)

 Net realized gains ....................         (0.24)           (1.44)         (0.93)            --        (0.22)        (1.27)
                                            ------------------------------------------------------------------------------------
Total distributions ....................         (0.27)           (1.66)         (1.15)         (0.17)       (0.36)        (1.36)
                                            ------------------------------------------------------------------------------------
Redemption fees ........................            -- e             -- e           -- e           --           --            --
                                            ------------------------------------------------------------------------------------
Net asset value, end of period .........    $    20.25       $    19.34     $    19.08     $    17.54   $    13.72    $    16.25
                                            ====================================================================================

Total return c .........................          6.13%           10.12%         15.46%         29.22%      (13.58)%        7.17%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $   70,653       $   69,847     $   67,714     $   53,760   $   36,023    $   20,581

Ratios to average net assets:

 Expenses d ............................          1.81% f,g        1.85% g        1.82% g        1.85%        1.80%         1.80%

 Net investment income .................          1.30% f          1.04%          1.01%          0.34%        0.81%         0.24%

Portfolio turnover rate ................         10.49%           20.98%         37.61%         49.70%       51.24%        52.64%

Ratios to average net assets,
 excluding dividend expense on
 securities sold short:

 Expenses ..............................          1.80% f          1.81%          1.81%          1.82%        1.79%         1.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           JUNE 30, 2006                           YEAR ENDED DECEMBER 31,
CLASS C                                     (UNAUDITED)            2005           2004           2003         2002          2001
                                          --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...    $    19.58       $    19.30     $    17.72     $    13.85   $    16.36    $    16.49
                                            ------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............          0.13             0.20           0.19           0.05         0.13          0.05

 Net realized and unrealized
  gains (losses) .......................          1.06             1.74           2.52           3.98        (2.31)         1.12
                                            ------------------------------------------------------------------------------------
Total from investment operations .......          1.19             1.94           2.71           4.03        (2.18)         1.17
                                            ------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .................         (0.03)           (0.22)         (0.20)         (0.16)       (0.11)        (0.03)

 Net realized gains ....................         (0.24)           (1.44)         (0.93)            --        (0.22)        (1.27)
                                            ------------------------------------------------------------------------------------
Total distributions ....................         (0.27)           (1.66)         (1.13)         (0.16)       (0.33)        (1.30)
                                            ------------------------------------------------------------------------------------
Redemption fees ........................            -- e             -- e           -- e           --           --            --
                                            ------------------------------------------------------------------------------------
Net asset value, end of period .........    $    20.50       $    19.58     $    19.30     $    17.72   $    13.85    $    16.36
                                            ====================================================================================

Total return c .........................          6.16%           10.08%         15.52%         29.16%      (13.53)%        7.16%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $  364,185       $  336,786     $  311,071     $  285,668   $  225,699    $  251,798

Ratios to average net assets:

 Expenses d ............................          1.81% f,g        1.85% g        1.82% g        1.85%        1.79%         1.79%

 Net investment income .................          1.30% f          1.04%          1.01%          0.34%        0.82%         0.30%

Portfolio turnover rate ................         10.49%           20.98%         37.61%         49.70%       51.24%        52.64%

Ratios to average net assets,
 excluding dividend expense on
 securities sold short:

 Expenses ..............................          1.80% f          1.81%          1.81%          1.82%        1.78%         1.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY        RIGHTS/CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 87.4%
      AIRLINES 0.6%
    a ACE Aviation Holdings Inc., A .............................         Canada             1,131,669       $     31,583,111
  a,b ACE Aviation Holdings Inc., A, 144A .......................         Canada                58,455              1,631,388
                                                                                                             ----------------
                                                                                                                   33,214,499
                                                                                                             ----------------
      AUTO COMPONENTS 0.2%
a,c,d Lancer Industries Inc., B .................................      United States                 4              8,451,342
                                                                                                             ----------------
      AUTOMOBILES 0.2%
  a,d International Automotive Components Group Brazil LLC ......         Brazil               811,325                811,325
  a,d International Automotive Components Group LLC .............       Luxembourg           8,034,000              8,034,000
                                                                                                             ----------------
                                                                                                                    8,845,325
                                                                                                             ----------------
      BEVERAGES 2.8%
      Brown-Forman Corp., A .....................................      United States            79,200              5,686,560
      Coca-Cola Enterprises Inc. ................................      United States         1,570,200             31,984,974
      Pernod Ricard SA ..........................................         France               523,094            103,721,044
                                                                                                             ----------------
                                                                                                                  141,392,578
                                                                                                             ----------------
      CAPITAL MARKETS 1.3%
    a A.B. Watley Group Inc. ....................................      United States           128,325                  1,283
    b KKR Financial Corp., 144A .................................      United States         2,581,600             53,723,096
      MCG Capital Corp. .........................................      United States           938,382             14,920,274
                                                                                                             ----------------
                                                                                                                   68,644,653
                                                                                                             ----------------
      CHEMICALS 0.4%
      Linde AG ..................................................         Germany              234,980             18,120,058
    a Linde AG, rts., 7/10/06 ...................................         Germany              234,980                907,806
    a Sika AG ...................................................       Switzerland                696                774,314
                                                                                                             ----------------
                                                                                                                   19,802,178
                                                                                                             ----------------
      COMMERCIAL BANKS 7.1%
      Bank of Ireland ...........................................         Ireland            1,044,618             18,641,770
      BNP Paribas SA ............................................         France               515,209             49,332,223
  a,b Centennial Bank Holdings Inc., 144A .......................      United States         1,735,639             17,946,507
      Chinatrust Financial Holding Co. Ltd. .....................         Taiwan            30,000,000             24,885,305
a,c,d Elephant Capital Holdings Ltd. ............................          Japan                11,087             26,857,320
      ForeningsSparbanken AB (Swedbank), A ......................         Sweden               974,500             25,598,224
      Mitsubishi UFJ Financial Group Inc. .......................          Japan                 5,648             78,961,947
  a,d NCB Warrant Holdings Ltd., A ..............................          Japan                53,490              8,638,635
  c,d State National Bancshares Inc. ............................      United States         1,375,000             49,781,188
      Sumitomo Mitsui Financial Group Inc. ......................          Japan                 3,404             35,989,689
      Svenska Handelsbanken AB, A ...............................         Sweden               452,960             11,678,040
      U.S. Bancorp ..............................................      United States           413,010             12,753,749
                                                                                                             ----------------
                                                                                                                  361,064,597
                                                                                                             ----------------


18 | Semiannual Report

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY        RIGHTS/CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      COMMERCIAL SERVICES & SUPPLIES 0.9%
      ARAMARK Corp., B ..........................................      United States           121,400       $      4,019,554
    a Comdisco Holding Co. Inc. .................................      United States               515                  7,885
  a,e Comdisco Holding Co. Inc., Contingent Distribution ........      United States        44,591,246                     --
    c Insun ENT Co. Ltd. ........................................       South Korea            687,953              6,888,594
      Republic Services Inc. ....................................      United States           879,713             35,487,622
  a,e Safety Kleen Corp., Contingent Distribution ...............      United States           535,000                     --
                                                                                                             ----------------
                                                                                                                   46,403,655
                                                                                                             ----------------
      COMPUTERS & PERIPHERALS 0.6%
a,c,d DecisionOne Corp. .........................................      United States         1,008,199                718,846
      International Business Machines Corp. .....................      United States           118,160              9,077,051
    a Lexmark International Inc., A .............................      United States           421,000             23,504,430
                                                                                                             ----------------
                                                                                                                   33,300,327
                                                                                                             ----------------
      CONSUMER FINANCE 0.4%
      Capital One Financial Corp. ...............................      United States           156,600             13,381,470
  a,c White River Capital Inc. ..................................      United States           549,751              8,356,215
                                                                                                             ----------------
                                                                                                                   21,737,685
                                                                                                             ----------------
      CONTAINERS & PACKAGING 0.9%
      Temple-Inland Inc. ........................................      United States         1,042,200             44,679,114
                                                                                                             ----------------
      DIVERSIFIED CONSUMER SERVICES 0.3%
      H&R Block Inc. ............................................      United States           609,820             14,550,305
                                                                                                             ----------------
      DIVERSIFIED FINANCIAL SERVICES 1.0%
      Fortis ....................................................         Belgium              795,800             27,150,785
      Leucadia National Corp. ...................................      United States           750,820             21,916,436
  a,e Marconi Corp., Contingent Distribution ....................     United Kingdom        34,293,500                     --
                                                                                                             ----------------
                                                                                                                   49,067,221
                                                                                                             ----------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
a,d,f AboveNet Inc. .............................................      United States           365,293             11,192,577
a,e,f AboveNet Inc., Contingent Distribution ....................      United States        50,430,000                     --
a,d,f AboveNet Inc., Sep. 20.95 Calls, 9/09/13 ..................      United States               340                  6,477
a,d,f AboveNet Inc., wts., 9/08/08 ..............................      United States            11,991                287,784
a,d,f AboveNet Inc., wts., 9/08/10 ..............................      United States            14,107                293,426
      Belgacom ..................................................         Belgium              396,300             13,145,649
      BellSouth Corp. ...........................................      United States           634,440             22,966,728
      Chunghwa Telecom Co. Ltd., ADR ............................         Taiwan               974,078             17,991,221
    a Embarq Corp. ..............................................      United States             5,943                243,604
  a,e Global Crossing Holdings Ltd., Contingent Distribution ....      United States        49,411,586                     --
      NTL Inc. ..................................................     United Kingdom         3,266,979             81,347,777
      Sprint Nextel Corp. .......................................      United States           118,861              2,376,031
      Verizon Communications Inc. ...............................      United States           917,648             30,732,031
                                                                                                             ----------------
                                                                                                                  180,583,305
                                                                                                             ----------------


                                                          Semiannual Report | 19

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY        RIGHTS/CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      ELECTRIC UTILITIES 0.5%
      E.ON AG ...................................................         Germany              153,710       $     17,697,017
      Endesa SA .................................................          Spain               298,181             10,371,573
                                                                                                             ----------------
                                                                                                                   28,068,590
                                                                                                             ----------------
      ENERGY EQUIPMENT & SERVICES 0.6%
    a Seadrill Ltd. .............................................         Bermuda            2,443,440             32,192,110
                                                                                                             ----------------
      FOOD & STAPLES RETAILING 2.0%
      Bourbon SA ................................................          France              431,446             23,291,333
      Carrefour SA ..............................................          France            1,305,508             76,556,063
                                                                                                             ----------------
                                                                                                                   99,847,396
                                                                                                             ----------------
      FOOD PRODUCTS 9.0%
      Cadbury Schweppes PLC .....................................      United Kingdom        4,306,301             41,529,270
      CSM NV ....................................................       Netherlands          1,909,144             53,143,851
      Groupe Danone .............................................          France              789,560            100,347,938
      Lotte Confectionary Co. Ltd. ..............................       South Korea             30,405             38,296,680
      Nestle SA .................................................       Switzerland            160,750             50,495,317
      Nong Shim Co. Ltd. ........................................       South Korea             81,743             21,539,657
    f Orkla ASA                                                            Norway            2,316,300            107,367,918
    a Pan Fish ASA ..............................................          Norway           45,222,713             48,972,290
                                                                                                             ----------------
                                                                                                                  461,692,921
                                                                                                             ----------------
      HEALTH CARE EQUIPMENT & SUPPLIES 0.3%
    a Boston Scientific Corp. ...................................      United States           958,046             16,133,495
                                                                                                             ----------------
      HEALTH CARE PROVIDERS & SERVICES 3.9%
    c Generale de Sante .........................................          France            3,146,068            110,716,957
a,d,f Kindred Healthcare Inc. ...................................      United States         1,444,624             35,682,213
a,d,f Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 .........      United States               870                 13,594
a,d,f Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ........      United States               576                     --
a,d,f Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ........      United States             1,164                     --
a,d,f Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15 ........      United States               240                     --
a,d,f Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ........      United States             3,876                  3,682
      Rhoen-Klinikum AG .........................................         Germany            1,157,046             51,568,466
                                                                                                             ----------------
                                                                                                                  197,984,912
                                                                                                             ----------------
      HOTELS, RESTAURANTS & LEISURE 0.4%
    a FHC Delaware Inc. .........................................      United States           452,571              1,618,032
      Ladbrokes PLC .............................................      United Kingdom          471,658              3,554,270
    a Trump Entertainment Resorts Inc. ..........................      United States           693,717             13,978,397
                                                                                                             ----------------
                                                                                                                   19,150,699
                                                                                                             ----------------
      INDUSTRIAL CONGLOMERATES 1.5%
      Keppel Corp. Ltd. .........................................        Singapore           2,743,244             25,480,656
      Siemens AG ................................................         Germany              460,520             40,089,632
      Tyco International Ltd. ...................................      United States           480,580             13,215,950
                                                                                                             ----------------
                                                                                                                   78,786,238
                                                                                                             ----------------


20 | Semiannual Report

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY        RIGHTS/CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      INSURANCE 10.3%
    a Allegheny Corp. ...........................................      United States           143,797       $     39,739,739
      American International Group Inc. .........................      United States           249,250             14,718,212
    a Berkshire Hathaway Inc., A ................................      United States               468             42,896,412
    a Berkshire Hathaway Inc., B ................................      United States            18,875             57,436,625
      Hartford Financial Services Group Inc. ....................      United States           482,200             40,794,120
a,c,d Imagine Group Holdings Ltd. ...............................         Bermuda            2,814,856             28,828,432
      Montpelier Re Holdings Ltd. ...............................         Bermuda              332,216              5,744,015
      Old Republic International Corp. ..........................      United States         2,135,500             45,635,635
  a,d Olympus Re Holdings Ltd. ..................................         Bermuda               97,300                     --
      Prudential Financial Inc. .................................      United States           461,000             35,819,700
  a,d Symetra Financial .........................................      United States           394,800             45,402,000
      White Mountains Insurance Group Ltd. ......................      United States           352,130            171,487,310
                                                                                                             ----------------
                                                                                                                  528,502,200
                                                                                                             ----------------
      MACHINERY 1.9%
      Kone OYJ, B ...............................................         Finland            1,438,600             59,810,697
      NACCO Industries Inc., A ..................................      United States           264,954             36,407,329
                                                                                                             ----------------
                                                                                                                   96,218,026
                                                                                                             ----------------
      MEDIA 4.4%
      CBS Corp., B ..............................................      United States           214,050              5,790,052
      CJ CGV Co. Ltd. ...........................................       South Korea            574,910             13,300,948
      Clear Channel Communications Inc. .........................      United States           658,200             20,371,290
    a Comcast Corp., A ..........................................      United States           146,500              4,802,270
    a EchoStar Communications Corp., A ..........................      United States           335,500             10,336,755
    d Hollinger International Inc., A ...........................      United States           767,234              5,852,845
    a Liberty Media Holding Corp. - Capital, A ..................      United States           307,412             25,751,903
    a Liberty Media Holding Corp. - Interactive, A ..............      United States           884,764             15,271,027
      McClatchy Co., A ..........................................      United States            60,699              2,435,244
      News Corp., A .............................................      United States         1,126,900             21,613,942
      Time Warner Inc. ..........................................      United States         2,704,400             46,786,120
    a TVMAX Holdings Inc. .......................................      United States           111,391                111,391
    a Viacom Inc., B ............................................      United States           214,050              7,671,552
      Washington Post Co., B ....................................      United States            59,850             46,683,598
                                                                                                             ----------------
                                                                                                                  226,778,937
                                                                                                             ----------------
      METALS & MINING 2.4%
      Anglo American PLC ........................................       South Africa         1,080,353             44,312,150
      Arcelor ...................................................        Luxembourg            132,990              6,420,611
    a Eldorado Gold Corp. .......................................          Canada            2,842,400             13,802,632
      Goldcorp Inc. .............................................          Canada              278,485              8,395,843
    a Goldcorp Inc. (USD Traded) ................................          Canada                3,440                103,977
      Newmont Mining Corp. ......................................      United States           766,620             40,577,197
      United States Steel Corp. .................................      United States           166,590             11,681,291
                                                                                                             ----------------
                                                                                                                  125,293,701
                                                                                                             ----------------


                                                          Semiannual Report | 21

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY        RIGHTS/CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      MULTI-UTILITIES 0.7%
      NorthWestern Corp. ........................................      United States           308,610       $     10,600,753
  a,e NorthWestern Corp., Contingent Distribution ...............      United States         9,346,450                925,617
    a NorthWestern Corp., wts., 11/01/07 ........................      United States            16,682                161,315
      RWE AG ....................................................         Germany              270,367             22,515,942
                                                                                                             ----------------
                                                                                                                   34,203,627
                                                                                                             ----------------
      MULTILINE RETAIL 0.9%
      Jelmoli Holding AG ........................................       Switzerland             24,399             44,987,808
                                                                                                             ----------------
      OIL, GAS & CONSUMABLE FUELS 3.4%
  a,d Anchor Resources LLC ......................................      United States            58,923                     --
      BP PLC ....................................................      United Kingdom        1,221,600             14,243,270
      BP PLC, ADR ...............................................      United Kingdom          193,700             13,483,457
      Eni SpA ...................................................          Italy             1,452,100             42,780,505
      Kerr-McGee Corp. ..........................................      United States           579,600             40,195,260
      Oil & Natural Gas Corp. Ltd. ..............................          India               833,600             20,132,312
      Total SA, B ...............................................          France              665,472             43,799,647
                                                                                                             ----------------
                                                                                                                  174,634,451
                                                                                                             ----------------
      PAPER & FOREST PRODUCTS 2.6%
      Weyerhaeuser Co. ..........................................      United States         2,142,200            133,351,950
                                                                                                             ----------------
      PHARMACEUTICALS 2.6%
      Bristol-Myers Squibb Co. ..................................      United States           712,700             18,430,422
      Merck & Co. Inc. ..........................................      United States           162,700              5,927,161
      Pfizer Inc. ...............................................      United States         1,871,640             43,927,391
      Sanofi-Aventis ............................................          France              321,748             31,404,786
      Valeant Pharmaceuticals International .....................      United States         1,025,100             17,344,692
      Wyeth .....................................................      United States           344,500             15,299,245
                                                                                                             ----------------
                                                                                                                  132,333,697
                                                                                                             ----------------
      REAL ESTATE 3.7%
    a Alexander's Inc. ..........................................      United States           108,590             29,510,418
      Canary Wharf Group PLC ....................................      United Kingdom        8,298,072             46,542,018
      Great Eagle Holdings Ltd. .................................        Hong Kong              32,939                112,817
    a Link REIT .................................................        Hong Kong           3,589,000              7,185,995
    b Medical Properties Trust Inc., 144A .......................      United States           823,500              9,091,440
      The Mills Corp. ...........................................      United States         1,075,800             28,777,650
  a,d Security Capital European Realty ..........................        Luxembourg             17,603                110,547
      Swire Pacific Ltd., A .....................................        Hong Kong           3,620,800             37,367,247
      Swire Pacific Ltd., B .....................................        Hong Kong           5,292,600             10,154,029
      Ventas Inc. ...............................................      United States           669,525             22,683,507
                                                                                                             ----------------
                                                                                                                  191,535,668
                                                                                                             ----------------
      ROAD & RAIL 1.5%
    d Florida East Coast Industries Inc. ........................      United States         1,497,000             74,421,109
                                                                                                             ----------------
      SOFTWARE 0.4%
      Microsoft Corp. ...........................................      United States           805,200             18,761,160
                                                                                                             ----------------


22 | Semiannual Report

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY        RIGHTS/CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      THRIFTS & MORTGAGE FINANCE 3.0%
    a Franklin Bankcorp .........................................      United States           889,879       $     17,966,657
      Hudson City Bancorp Inc. ..................................      United States         2,308,140             30,767,506
    c ITLA Capital Corp. ........................................      United States           445,796             23,439,954
      Sovereign Bancorp Inc. ....................................      United States         3,922,296             79,661,832
                                                                                                             ----------------
                                                                                                                  151,835,949
                                                                                                             ----------------
      TOBACCO 11.2%
      Altadis SA ................................................          Spain             2,499,700            118,188,520
    g Altria Group Inc. .........................................      United States           796,507             58,487,509
      British American Tobacco PLC ..............................      United Kingdom        3,939,454             99,222,175
      Imperial Tobacco Group PLC ................................      United Kingdom        1,301,759             40,177,465
      KT&G Corp. ................................................       South Korea          2,380,300            138,991,958
    b KT&G Corp., GDR, 144A .....................................       South Korea          1,433,500             40,138,000
      Reynolds American Inc. ....................................      United States           686,300             79,130,390
                                                                                                             ----------------
                                                                                                                  574,336,017
                                                                                                             ----------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $2,988,664,530).....................................                                               4,472,787,445
                                                                                                             ----------------
      PREFERRED STOCKS 0.4%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
  a,d PTV Inc., 10.00%, pfd., A .................................      United Kingdom           92,939                213,760
                                                                                                             ----------------
      METALS & MINING 0.4%
c,d,f Esmark Inc., 10.00%, cvt. pfd., A .........................      United States            22,360             22,015,656
                                                                                                             ----------------
      TOTAL PREFERRED STOCKS (COST $22,638,817)..................                                                  22,229,416
                                                                                                             ----------------

                                                                                        ------------------
                                                                                        PRINCIPAL AMOUNT i
                                                                                        ------------------
      CORPORATE BONDS & NOTES 2.7%
    b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ....          Canada            2,505,000 CAD          2,132,106
    b Dana Credit Corp., 144A, 8.375%, 8/15/07 ..................      United States           219,000                215,715
  c,d DecisionOne Corp., 12.00%, 4/15/10 ........................      United States         1,126,705              1,126,705
      Eurotunnel PLC,
          Participating Loan Note, 1.00%, 4/30/40 ...............      United Kingdom        1,020,000 GBP            282,935
        j S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26      United Kingdom          254,000 GBP            131,519
      b,j Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%,
            12/15/12 ............................................      United Kingdom          828,649 GBP          1,517,055
        j Tier 2, FRN, 5.863%, 12/31/18 .........................      United Kingdom       10,332,415 GBP         18,629,537
        j Tier 3, FRN, 5.895%, 12/31/25 .........................      United Kingdom       24,858,208 GBP         32,638,018
      Eurotunnel SA,
        j S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26           France               41,000 EUR             14,686
        j S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26           France              228,000 EUR             81,667


                                                          Semiannual Report | 23

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT i        VALUE
-----------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONTINUED)
      Eurotunnel SA, (continued)
          Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
            12/15/12 ............................................         France               482,500 EUR   $        611,066
        j Tier 2 (LIBOR), FRN, 3.903%, 12/31/18 .................         France             2,479,106 EUR          3,092,112
        j Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 .................         France             1,096,535 EUR          1,367,674
        j Tier 3 (LIBOR), FRN, 4.30%, 12/31/25 ..................         France            37,541,397 EUR         34,097,632
        j Tier 3 (PIBOR), FRN, 3.903%, 12/31/25 .................         France             6,693,302 EUR          6,079,308
    j Motor Coach Industries International Inc., FRN, 18.231%,
        12/01/08 ................................................      United States        22,823,215             23,279,679
      Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..........      United States        13,553,108             13,095,691
      TVMAX Holdings Inc., PIK,
          11.50%, 8/31/06 .......................................      United States           274,331                274,331
        k 14.00%, 8/31/06 .......................................      United States           586,575                586,575
                                                                                                             ----------------
      TOTAL CORPORATE BONDS & NOTES (COST $117,579,361) .........                                                 139,254,011
                                                                                                             ----------------
      CORPORATE BONDS & NOTES IN REORGANIZATION 1.6%
    l Adelphia Communications Corp.,
          9.25%, 10/01/02 .......................................      United States         2,551,000              1,383,918
          8.125%, 7/15/03 .......................................      United States           660,000                363,000
          7.50%, 1/15/04 ........................................      United States         1,740,000                957,000
          10.50%, 7/15/04 .......................................      United States         2,715,000              1,479,675
          9.875%, 3/01/05 .......................................      United States         1,013,000                557,150
          10.25%, 11/01/06 ......................................      United States         4,368,000              2,358,720
          9.875%, 3/01/07 .......................................      United States           390,000                216,450
          8.375%, 2/01/08 .......................................      United States         3,934,000              2,183,370
          7.75%, 1/15/09 ........................................      United States         8,148,000              4,481,400
          7.875%, 5/01/09 .......................................      United States         3,491,000              1,885,140
          9.375%, 11/15/09 ......................................      United States         3,471,000              1,961,115
          senior note, 10.875%, 10/01/10 ........................      United States         3,183,000              1,750,650
          senior note, 10.25%, 6/15/11 ..........................      United States         3,429,000              1,988,820
    l Armstrong World Industries Inc.,
          6.35%, 8/15/03 ........................................      United States         6,493,000              4,739,890
          6.50%, 8/15/05 ........................................      United States           584,000                426,320
          9.75%, 4/15/08 ........................................      United States         2,010,000              1,467,300
          7.45%, 5/15/29 ........................................      United States         1,180,000                861,400
          Revolver, 10/29/03 ....................................      United States         1,483,875              1,046,132
          Trade Claim ...........................................      United States         3,978,800              2,765,266
    l Century Communications Corp.,
          8.875%, 1/15/07 .......................................      United States           210,000                211,050
          8.75%, 10/01/07 .......................................      United States         2,062,000              2,062,000
          8.375%, 12/15/07 ......................................      United States           400,000                404,000
          senior note, 9.50%, 3/01/05 ...........................      United States           610,000                613,050
          Series B, zero cpn., senior disc. note, 1/15/08 .......      United States         3,450,000              2,087,250
          zero cpn., 3/15/03 ....................................      United States         6,765,000              6,122,325
    j Collins & Aikman Products Co.,
          Revolver, FRN, 11.50%, 8/31/09 ........................      United States           364,707                341,300
          Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ............      United States           858,200                803,541
    l Dana Corp.,
          5.85%, 1/15/15 ........................................      United States         9,145,000              6,950,200
          7.00%, 3/01/29 ........................................      United States         1,972,000              1,548,020


24 | Semiannual Report

Mutual Qualified Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT i        VALUE
-----------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
    l Owens Corning, Revolver,
        k 6/26/02 ...............................................      United States        14,794,806       $     23,301,819
          6/26/02 ...............................................      United States         1,170,000              1,872,000
    l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08          United States            40,000                     40
                                                                                                             ----------------
      TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
        (COST $72,367,728).......................................                                                  79,189,311
                                                                                                             ----------------

                                                                                        ------------------
                                                                                             SHARES/
                                                                                        PRINCIPAL AMOUNT i
                                                                                        ------------------
      COMPANIES IN LIQUIDATION 0.0% h
  a,c MBOP Liquidating Trust ....................................      United States           412,418                     --
    a United Cos. Financial Corp., Bank Claim ...................      United States            98,521                     --
                                                                                                             ----------------
      TOTAL COMPANIES IN LIQUIDATION (COST $--)..................                                                          --
                                                                                                             ----------------
      GOVERNMENT AGENCIES 7.5%
    m Federal Home Loan Bank, 0.00% - 3.35%, 7/03/06 - 7/02/07 ..      United States       365,400,000            362,420,241
      Federal National Mortgage Association, 2.15% - 2.20%,
        12/18/06 - 12/29/06 .....................................      United States        20,000,000             19,691,090
                                                                                                             ----------------
      TOTAL GOVERNMENT AGENCIES (COST $383,076,712)..............                                                 382,111,331
                                                                                                             ----------------
      TOTAL INVESTMENTS (COST $3,584,327,148) 99.6%..............                                               5,095,571,514
      SECURITIES SOLD SHORT (0.7)%  .............................                                                 (37,224,535)
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
        (1.0)%...................................................                                                 (48,896,823)
      OTHER ASSETS, LESS LIABILITIES 2.1% .......................                                                 105,723,058
                                                                                                             ----------------
      NET ASSETS 100.0%..........................................                                            $  5,115,173,214
                                                                                                             ================
    n SECURITIES SOLD SHORT 0.7%
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
      AT&T Inc. .................................................      United States           840,680       $     23,446,565
                                                                                                             ----------------
      FOOD PRODUCTS 0.3%
      Kraft Foods Inc., A .......................................      United States           445,889             13,777,970
                                                                                                             ----------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $37,733,336).........                                            $     37,224,535
                                                                                                             ================

CURRENCY ABBREVIATIONS

CAD      -  Canadian Dollar
EUR      -  Euro
GBP      -  British Pound


                                                          Semiannual Report | 25

Mutual Qualified Fund

SELECTED PORTFOLIO ABBREVIATIONS

ADR      -  American Depository Receipt
FRN      -  Floating Rate Note
GDR      -  Global Depository Receipt
LIBOR    -  London InterBank Offered Rate
PIBOR    -  Paris InterBank Offered Rate
PIK      -  Payment In Kind
REIT     -  Real Estate Investment Trust

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the aggregate value of these securities was $126,395,307, representing 2.47% of net assets.

c     See Note 13 regarding holdings of 5% voting securities.

d     See Note 11 regarding restricted securities.

e Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

f     See Note 14 regarding other considerations.

g See Note 1(f) regarding securities segregated with broker for securities sold short.

h     Rounds to less than 0.1% of net assets.

i     The principal amount is stated in U.S. dollars unless otherwise indicated.

j     The coupon rate shown represents the rate at period end.

k     See Note 12 regarding unfunded loan commitments.

l     See Note 10 regarding defaulted securities.

m A portion or all of the security is traded on a discount basis with no stated coupon rate.

n     See Note 1(f) regarding securities sold short.


26 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers...................................................   $3,410,952,192
  Cost - Non-controlled affiliated issuers (Note 13)............................      173,374,956
                                                                                   --------------
  Total cost of investments.....................................................   $3,584,327,148
                                                                                   ==============
  Value - Unaffiliated issuers (includes securities segregated with broker
    for securities sold short in the amount of $51,404,000).....................   $4,808,390,305
  Value - Non-controlled affiliated issuers (Note 13)...........................      287,181,209
                                                                                   --------------
  Total value of investments....................................................    5,095,571,514
 Cash...........................................................................          133,917
 Foreign currency, at value (cost $24,590,924)..................................       24,600,918
 Receivables:
  Investment securities sold....................................................       31,841,752
  Capital shares sold...........................................................        4,166,303
  Dividends and interest........................................................        8,204,244
  Other (Note 15)...............................................................          328,059
 Unrealized gain on forward exchange contracts (Note 8).........................        6,424,046
 Unrealized gain on unfunded loan commitments (Note 12).........................          723,564
 Cash on deposits with brokers for securities sold short........................       42,907,454
 Due from broker - synthetic equity swaps (Note 7) .............................          484,347
 Other assets...................................................................        9,551,400
                                                                                   --------------
      Total assets..............................................................    5,224,937,518
                                                                                   --------------
Liabilities:
 Payables:
  Investment securities purchased...............................................        9,484,825
  Capital shares redeemed.......................................................        2,581,219
  Affiliates ...................................................................        4,268,070
 Securities sold short, at value (proceeds $37,733,336).........................       37,224,535
 Unrealized loss on forward exchange contracts (Note 8).........................       55,320,869
 Accrued expenses and other liabilities.........................................          884,786
                                                                                   --------------
      Total liabilities.........................................................      109,764,304
                                                                                   --------------
        Net assets, at value....................................................   $5,115,173,214
                                                                                   ==============
Net assets consist of:
 Paid-in capital................................................................   $3,379,059,250
 Undistributed net investment income............................................       43,721,859
 Net unrealized appreciation (depreciation).....................................    1,464,811,127
 Accumulated net realized gain (loss)...........................................      227,580,978
                                                                                   --------------
        Net assets, at value....................................................   $5,115,173,214
                                                                                   ==============


                     Semiannual Report | See notes to financial statements. | 27

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS Z:
 Net assets, at value...........................................................   $3,817,020,952
                                                                                   ==============
 Shares outstanding.............................................................      183,238,059
                                                                                   ==============
 Net asset value and maximum offering price per share a.........................   $        20.83
                                                                                   ==============
CLASS A:
 Net assets, at value...........................................................   $  863,314,426
                                                                                   ==============
 Shares outstanding.............................................................       41,704,429
                                                                                   ==============
 Net asset value per share a....................................................   $        20.70
                                                                                   ==============
 Maximum offering price per share (net asset value per share / 94.25%)..........   $        21.96
                                                                                   ==============
CLASS B:
 Net assets, at value...........................................................   $   70,652,657
                                                                                   ==============
 Shares outstanding.............................................................        3,488,424
                                                                                   ==============
 Net asset value and maximum offering price per share a.........................   $        20.25
                                                                                   ==============
CLASS C:
 Net assets, at value...........................................................   $  364,185,179
                                                                                   ==============
 Shares outstanding.............................................................       17,767,258
                                                                                   ==============
 Net asset value and maximum offering price per share a.........................   $        20.50
                                                                                   ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


28 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $4,742,643)
  Unaffiliated issuers..........................................................   $   63,003,747
  Non-controlled affiliated issuers (Note 13)...................................        2,178,504
 Interest
  Unaffiliated issuers..........................................................       12,349,876
  Non-controlled affiliated issuers (Note 13)...................................           66,262
 Income from securities loaned - net............................................          288,082
 Other Income (Note 15).........................................................          328,059
                                                                                   --------------
      Total investment income...................................................       78,214,530
                                                                                   --------------
Expenses:
 Management fees (Note 3a)......................................................       15,066,675
 Administrative fees (Note 3b)..................................................        1,922,853
 Distribution fees (Note 3c)
  Class A.......................................................................        1,344,939
  Class B.......................................................................          353,712
  Class C.......................................................................        1,764,966
 Transfer agent fees (Note 3e)..................................................        1,938,825
 Custodian fees (Note 4)........................................................          491,884
 Reports to shareholders........................................................          102,700
 Registration and filing fees...................................................          100,426
 Professional fees..............................................................          497,401
 Directors' fees and expenses...................................................           32,965
 Dividends on securities sold short.............................................          236,886
 Other..........................................................................           69,710
                                                                                   --------------
      Total expenses............................................................       23,923,942
      Expense reductions (Note 4)...............................................           (9,087)
                                                                                   --------------
        Net expenses............................................................       23,914,855
                                                                                   --------------
          Net investment income.................................................       54,299,675
                                                                                   --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers.........................................................      281,052,749
   Non-controlled affiliated issuers (Note 13)..................................       (2,477,314)
  Written options...............................................................           16,799
  Securities sold short.........................................................          (44,095)
  Foreign currency transactions.................................................      (21,575,597)
  Swap agreements ..............................................................          (36,393)
                                                                                   --------------
        Net realized gain (loss)................................................      256,936,149
                                                                                   --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments...................................................................       85,937,325
  Translation of assets and liabilities denominated in foreign currencies.......      (80,069,772)
 Change in deferred taxes on unrealized appreciation............................          145,034
                                                                                   --------------
        Net change in unrealized appreciation (depreciation)....................        6,012,587
                                                                                   --------------
Net realized and unrealized gain (loss).........................................      262,948,736
                                                                                   --------------
Net increase (decrease) in net assets resulting from operations.................   $  317,248,411
                                                                                   ==============


                     Semiannual Report | See notes to financial statements. | 29

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -----------------------------------
                                                                                               SIX MONTHS ENDED       YEAR ENDED
                                                                                                JUNE 30, 2006        DECEMBER 31,
                                                                                                 (UNAUDITED)             2005
                                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................   $     54,299,675     $   87,351,351
  Net realized gain (loss) from investments, written options, securities sold short,
    foreign currency transactions, and swap agreements .....................................        256,936,149        305,613,335
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
    and liabilities denominated in foreign currencies, and deferred taxes ..................          6,012,587         98,195,575
                                                                                               -----------------------------------
      Net increase (decrease) in net assets resulting from operations ......................        317,248,411        491,160,261
                                                                                               -----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .................................................................................         (8,596,865)       (71,711,158)
   Class A .................................................................................         (1,709,682)       (13,135,480)
   Class B .................................................................................           (104,000)          (738,983)
   Class C .................................................................................           (539,641)        (3,553,228)
  Net realized gains:
   Class Z .................................................................................        (42,910,789)      (247,747,070)
   Class A .................................................................................         (9,751,637)       (54,231,833)
   Class B .................................................................................           (819,214)        (4,898,744)
   Class C .................................................................................         (4,153,972)       (23,121,799)
                                                                                               -----------------------------------
 Total distributions to shareholders........................................................        (68,585,800)      (419,138,295)
                                                                                               -----------------------------------
 Capital share transactions: (Note 2)
   Class Z .................................................................................        (19,173,393)       170,136,182
   Class A .................................................................................         28,655,821         91,917,900
   Class B .................................................................................         (2,499,664)         1,140,288
   Class C .................................................................................         11,510,526         21,731,076
                                                                                               -----------------------------------
 Total capital share transactions ..........................................................         18,493,290        284,925,446
                                                                                               -----------------------------------

 Redemption fees ...........................................................................              2,205             16,510
                                                                                               -----------------------------------
      Net increase (decrease) in net assets ................................................        267,158,106        356,963,922
Net assets:
 Beginning of period .......................................................................      4,848,015,108      4,491,051,186
                                                                                               -----------------------------------
 End of period .............................................................................   $  5,115,173,214     $4,848,015,108
                                                                                               ===================================
Undistributed net investment income included in net assets:
  End of period ............................................................................   $     43,721,859     $      372,372
                                                                                               ===================================


30 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940 (1940 Act). The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 31

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


32 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 33

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At June 30, 2006, the Fund had no securities on loan.


34 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


36 | Semiannual Report

Mutual Qualified Fund

2. CAPITAL STOCK

At June 30, 2006, there were 1.00 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                         --------------------------------------------------------------
                                               SIX MONTHS ENDED                     YEAR ENDED
                                                JUNE 30, 2006                   DECEMBER 31, 2005
                                         --------------------------------------------------------------
                                            SHARES          AMOUNT            SHARES          AMOUNT
                                         --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .........................     4,014,257    $  83,413,316        8,224,844    $ 164,565,279
 Shares issued in reinvestment of
  distributions ......................     2,424,826       49,078,876       15,292,237      304,242,087
 Shares redeemed .....................    (7,296,979)    (151,665,585)     (14,850,176)    (298,671,184)
                                         --------------------------------------------------------------
 Net increase (decrease) .............      (857,896)   $ (19,173,393)       8,666,905    $ 170,136,182
                                         ==============================================================
CLASS A SHARES:
 Shares sold .........................     5,096,377    $ 105,442,665        9,309,485    $ 185,621,526
 Shares issued in reinvestment of
  distributions ......................       542,177       10,908,644        3,259,149       64,510,221
 Shares redeemed .....................    (4,256,063)     (87,695,488)      (7,920,762)    (158,213,847)
                                         --------------------------------------------------------------
 Net increase (decrease) .............     1,382,491    $  28,655,821        4,647,872    $  91,917,900
                                         ==============================================================
CLASS B SHARES:
 Shares sold .........................        98,929    $   1,996,839          270,527    $   5,213,646
 Shares issued in reinvestment of
  distributions ......................        43,760          861,638          271,363        5,272,612
 Shares redeemed .....................      (264,955)      (5,358,141)        (479,421)      (9,345,970)
                                         --------------------------------------------------------------
 Net increase (decrease) .............      (122,266)   $  (2,499,664)          62,469    $   1,140,288
                                         ==============================================================
CLASS C SHARES:
 Shares sold .........................     1,565,686    $  32,137,837        2,410,025    $  47,732,679
 Shares issued in reinvestment of
  distributions ......................       215,856        4,301,998        1,253,716       24,647,883
 Shares redeemed .....................    (1,218,717)     (24,929,309)      (2,578,585)     (50,649,486)
                                         --------------------------------------------------------------
 Net increase (decrease) .............       562,825    $  11,510,526        1,085,156    $  21,731,076
                                         ==============================================================


                                                          Semiannual Report | 37

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-----------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Investment Management Limited (FTIML)           Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
      0.600%            Up to and including $5 billion
      0.570%            Over $5 billion, up to and including $7 billion
      0.550%            Over $7 billion, up to and including $10 billion
      0.540%            In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
----------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


38 | Semiannual Report

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ..............................................    1.00%
Class C ..............................................    1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charge received a .........................   $260,553
Contingent deferred sales charges retained ..........   $ 58,720

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

For the period ended June 30, 2006, the Fund paid transfer agent fees of $1,938,825, of which $1,569,980 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $1,330,877.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.


                                                          Semiannual Report | 39

Mutual Qualified Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................  $3,600,295,662
                                                        ==============

Unrealized appreciation ..............................  $1,620,345,581
Unrealized depreciation ..............................    (125,069,729)
                                                        --------------
Net unrealized appreciation (depreciation) ...........  $1,495,275,852
                                                        ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2006, aggregated $504,872,361 and $717,092,407, respectively.

Transactions in options written during the period ended June 30, 2006, were as follows:

                                                  -------------------------
                                                   NUMBER OF       PREMIUMS
                                                   CONTRACTS       RECEIVED
                                                  -------------------------
Options outstanding at December 31, 2005 ......          200      $  16,799
Options written ...............................        1,500         87,192
Options expired ...............................         (200)       (16,799)
Options exercised .............................       (1,500)       (87,192)
Options closed ................................           --             --
                                                  -------------------------
Options outstanding at June 30, 2006 ..........           --      $      --
                                                  =========================

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

---------------------------------------------------------------------------------------------
                                                   NUMBER OF       NOTIONAL       UNREALIZED
CONTRACTS TO BUY                                   CONTRACTS        VALUE         GAIN (LOSS)
---------------------------------------------------------------------------------------------
Christian Dior SA (46.76-54.99 EUR)............      67,145      $6,583,871       $ 2,394,384
                                                                                  -----------
Total contracts to buy.........................................................     2,394,384
                                                                                  -----------

---------------------------------------------------------------------------------------------
                                                   NUMBER OF       NOTIONAL       UNREALIZED
CONTRACTS TO SELL                                  CONTRACTS        VALUE         GAIN (LOSS)
---------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
 (54.61 - 61.76 EUR)...........................      67,024      $6,653,459       $(1,650,439)
                                                                                  -----------
Total contracts to sell........................................................    (1,650,439)
                                                                                  -----------
Net unrealized gain (loss).....................................................   $   743,945
                                                                                  ===========


40 | Semiannual Report

Mutual Qualified Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------------
                                                          CONTRACT            SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                          AMOUNT a               DATE        GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
     18,750,000  Euro...............................     23,526,000             7/17/06     $    490,254
    292,841,750  Canadian Dollar....................     23,813,492             9/25/06          137,330
                                                                                            ------------
                                                                                            $    627,584
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
                                                          CONTRACT            SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                         AMOUNT a               DATE        GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
    173,713,461  Norwegian Krone....................     28,565,245             7/10/06     $    633,458
      1,026,903  Singapore Dollar...................        650,000             7/24/06              363
      1,750,000  Euro...............................      1,215,029 GBP         8/14/06            3,357
     15,800,200  Norwegian Krone....................      2,600,000             9/06/06           48,954
     79,214,373  Swiss Franc........................     66,386,665             9/07/06        1,082,384
    345,217,822  Norwegian Krone....................     57,914,142             9/07/06        2,172,586
        929,647  British Pound......................      1,738,031             9/08/06           16,075
      2,912,687  Canadian Dollar....................      2,650,000             9/25/06           33,569
 13,577,083,750  Korean Won.........................     14,475,000             9/25/06          121,917
     22,536,275  British Pound......................     42,670,521            10/04/06          900,685
     86,247,142  Euro...............................    112,114,985            12/06/06          636,863
    267,036,000  Taiwan Dollar......................      8,400,000            12/06/06          146,251
                                                                                            ------------
                                                                                               5,796,462
                                                                                            ------------
         Unrealized gain on forward exchange contracts.................................     $  6,424,046
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
                                                           CONTRACT           SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                           AMOUNT a              DATE        GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
      1,495,449  Canadian Dollar....................      1,350,000             9/25/06     $     (6,656)
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
                                                          CONTRACT            SETTLEMENT      UNREALIZED
CONTRACTS TO SELL                                         AMOUNT a               DATE        GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
     69,241,683  Euro...............................     82,416,551             7/17/06     $ (6,272,827)
      8,586,457  Singapore Dollar...................      5,318,639             7/24/06         (113,311)
     62,403,379  Euro...............................     77,291,998             7/24/06       (2,680,042)
     30,417,876  British Pound......................     53,088,297             8/14/06       (3,220,218)
     20,775,000  British Pound......................     36,694,517             8/15/06       (1,764,333)
     92,362,538  Euro...............................    115,253,481             8/23/06       (3,348,895)
    363,616,683  Norwegian Krone....................     55,678,952             9/06/06       (3,029,357)
     35,256,706  British Pound......................     61,358,996             9/08/06       (3,945,895)
    124,806,361  Euro...............................    156,758,419             9/13/06       (3,722,012)
    236,455,124  Swedish Krone......................     30,891,518             9/15/06       (2,191,140)
    109,566,024  Euro...............................    135,957,331             9/15/06       (4,944,680)
101,721,443,750  Korean Won.........................    105,375,000             9/25/06       (2,160,342)
    106,142,906  Canadian Dollar....................     93,297,006             9/25/06       (2,109,091)
  5,998,635,471  Japanese Yen.......................     52,289,132             9/28/06         (812,232)
     14,575,000  British Pound......................     25,345,925            10/04/06       (1,668,094)
    112,052,666  Euro...............................    138,575,005            10/18/06       (5,822,512)


                                                          Semiannual Report | 41

Mutual Qualified Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                                          CONTRACT            SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                         AMOUNT a               DATE        GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
     36,920,666  Euro...............................     45,278,656            10/24/06     $ (2,316,959)
     69,107,552  Euro...............................     84,085,804            11/27/06       (5,192,273)
                                                                                            ------------
                                                                                             (55,314,213)
                                                                                            ------------
        Unrealized loss on forward exchange contracts..................................      (55,320,869)
                                                                                            ------------
           Net unrealized gain (loss) on forward exchange contracts....................     $(48,896,823)
                                                                                            ============

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION

GBP   - British Pound

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2006, the aggregate value of these securities was $78,044,470, representing 1.53% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


42 | Semiannual Report

Mutual Qualified Fund

11. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                  ACQUISITION
AND CONTRACTS     ISSUER                                              DATE          COST             VALUE
-------------------------------------------------------------------------------------------------------------
     365,293      AboveNet Inc. ..............................      10/02/01    $ 16,953,496      $11,192,577
         340      AboveNet Inc., Sep. 20.95 Calls,
                   9/09/13 ...................................       4/17/06              --            6,477
      11,991      AboveNet Inc., wts., 9/08/08................      10/02/01       1,490,986          287,784
      14,107      AboveNet Inc., wts., 9/08/10................      10/02/01       1,600,719          293,426
      58,923      Anchor Resources LLC........................       6/29/04              --               --
   1,008,199      DecisionOne Corp. ..........................       3/12/99         700,978          718,846
   1,126,705      DecisionOne Corp., 12.00%, 4/15/10..........       3/12/99       4,592,906        1,126,705
      11,087      Elephant Capital Holdings Ltd. .............       8/29/03              --       26,857,320
      22,360      Esmark Inc., 10.00%, cvt. pfd., A...........      11/08/04      22,360,000       22,015,656
   1,497,000      Florida East Coast Industries Inc. .........      11/16/87      31,051,609       74,421,109
     767,234      Hollinger International Inc., A.............       3/18/04      13,228,320        5,852,845
   2,814,856      Imagine Group Holdings Ltd. ................       8/31/04      28,828,348       28,828,432
     811,325      International Automotive Components
                   Group Brazil LLC ..........................       4/13/06         811,325          811,325
   8,034,000      International Automotive Components
                   Group LLC .................................       1/12/06       8,034,000        8,034,000
   1,444,624      Kindred Healthcare Inc. ....................       4/28/99      17,191,448       35,682,213
         870      Kindred Healthcare Inc., Jan. 9.07 Calls,
                   1/01/13 ...................................       1/01/04              --           13,594
         576      Kindred Healthcare Inc., Jan. 25.99 Calls,
                   1/01/14 ...................................       1/01/05              --               --
       1,164      Kindred Healthcare Inc., Jan. 26.00 Calls,
                   1/01/12 ...................................       1/13/03              --               --
         240      Kindred Healthcare Inc., Jan. 27.90 Calls,
                   1/10/15 ...................................        1/6/06              --               --
       3,876      Kindred Healthcare Inc., Jul. 23.75 Calls,
                   7/17/11 ...................................       7/17/02              --            3,682
           4      Lancer Industries Inc., B...................       8/11/89              --        8,451,342
      53,490      NCB Warrant Holdings Ltd., A................      12/16/05              --        8,638,635
      97,300      Olympus Re Holdings Ltd. ...................      12/19/01       9,730,000               --
      92,939      PTV Inc., 10.00%, pfd, A....................      12/07/01         278,817          213,760
      17,603      Security Capital European Realty............        4/8/98         964,314          110,547
   1,375,000      State National Bancshares Inc. .............       8/09/00      22,000,000       49,781,188


                                                          Semiannual Report | 43

Mutual Qualified Fund

11. RESTRICTED SECURITIES (CONTINUED)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                  ACQUISITION
AND CONTRACTS     ISSUER                                              DATE          COST            VALUE
-------------------------------------------------------------------------------------------------------------
     394,800      Symetra Financial........................          7/27/04     $39,480,000     $ 45,402,000
                                                                                                 ------------
                  TOTAL RESTRICTED SECURITIES (6.43% OF NET ASSETS).........................     $328,743,463
                                                                                                 ============

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
--------------------------------------------------------------------------------
Owens Corning, Revolver, 6/26/02...............................      $   845,036
TVMAX Holdings Inc., PIK, 14.00%, 8/31/06......................               26
                                                                     -----------
                                                                     $   845,062
                                                                     ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                      NUMBER OF                                SHARES/
                                   SHARES/PRINCIPAL                           PRINCIPAL
                                     AMOUNT HELD                             AMOUNT HELD     VALUE        INVESTMENT     REALIZED
                                     AT BEGINNING      GROSS       GROSS       AT END        AT END         INCOME        CAPITAL
NAME OF ISSUER                        OF PERIOD      ADDITIONS   REDUCTIONS   OF PERIOD    OF PERIOD        (LOSS)      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. .................    1,008,199           --           --    1,008,199   $    718,846    $       --    $       --
DecisionOne Corp.,
 12.00%, 4/15/10 ..................    1,094,401       32,304           --    1,126,705      1,126,705        66,262            --
Elephant Capital
 Holdings Ltd. ....................       11,087           --           --       11,087     26,857,320            --            --
Esmark Inc.,
 10.00%, cvt., pfd., A ............       22,360           --           --       22,360     22,015,656     1,108,810            --
Generale de Sante .................    2,010,450    1,135,618           --    3,146,068    110,716,957       935,955            --
Imagine Group
 Holdings Ltd. ....................    2,814,856           --           --    2,814,856     28,828,432            --            --


44 | Semiannual Report

Mutual Qualified Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                      NUMBER OF                                SHARES/
                                   SHARES/PRINCIPAL                           PRINCIPAL
                                     AMOUNT HELD                             AMOUNT HELD      VALUE       INVESTMENT    REALIZED
                                     AT BEGINNING      GROSS       GROSS       AT END        AT END         INCOME       CAPITAL
NAME OF ISSUER                        OF PERIOD      ADDITIONS   REDUCTIONS   OF PERIOD     OF PERIOD       (LOSS)     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Insun ENT Co. Ltd. ................      687,953           --           --      687,953   $  6,888,594    $       --   $        --
ITLA Capital Corp. ................      445,796           --           --      445,796     23,439,954       133,739            --
Lancer Industries
 Inc., B ..........................            4           --           --            4      8,451,342            --            --
MBOP Liquidating
 Trust ............................      412,418           --           --      412,418             --            --            --
Saxon Capital Inc. ................    2,663,585           --    2,663,585           --             -- a          --    (2,477,314)
State National
 Bancshares Inc. ..................    1,375,000           --           --    1,375,000     49,781,188            --            --
White River
 Capital Inc. .....................      549,751           --           --      549,751      8,356,215            --            --
                                                                                          ----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (5.61% OF NET ASSETS) .................................   $287,181,209    $2,244,766   $(2,477,314)
                                                                                          ========================================

a     As of June 30, 2006, no longer an affiliate.

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc., Esmark Inc. and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Directors or employees of Franklin Mutual, the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                          Semiannual Report | 45

Mutual Qualified Fund

15. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


46 | Semiannual Report

Mutual Qualified Fund

16. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


                                                          Semiannual Report | 47

Mutual Qualified Fund

SHAREHOLDER INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those directors unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and received assistance from an independent consultant retained on behalf of the independent directors to provide advice in connection with the renewal process; they also interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. ("Lipper"), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper
Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (the "Profitability Study"). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


48 | Semiannual Report

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as a reason that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that long-term performance is a significant component of incentive-based compensation. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 49

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the recent investment performance of the Fund as well as that of the last three- and five-year periods. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2005, and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. The directors noted that, since the investment manager started advising the Fund over nine years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2005, exceeded 10%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2005.

The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


50 | Semiannual Report

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's investment management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the second-lowest expense quintile of the group (i.e., the group having the second-lowest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund


                                                          Semiannual Report | 51

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager during the course of the upcoming year and requested periodic updates from the investment manager on its profitability. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager's realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders began to experience savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


52 | Semiannual Report

Mutual Qualified Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 53

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                          Not part of the semiannual report

     [LOGO](R)
 FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                  San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL QUALIFIED FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 S2006 08/06

MUTUAL SHARES FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                             JUNE 30, 2006
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       SEMIANNUAL REPORT AND SHAREHOLDER LETTER                  VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                  MUTUAL SHARES FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                             Thank You For Your
                             Continued Participation

                             At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE        Mutual Series is part of Franklin Templeton
                             Investments, which offers the specialized expertise of three world-class investment management groups
                             -- Franklin, Templeton and Mutual Series. Mutual
                             Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                             Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION         Because these management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    Franklin Templeton Investments seeks to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Shares Fund ........................................................    3

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   30

Notes to Financial Statements .............................................   34

Shareholder Information ...................................................   52

--------------------------------------------------------------------------------
Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Shares Fund's semiannual report covering the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a +5.45% cumulative total return for the six months ended June 30, 2006. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +2.71% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2006, the global economy advanced at a healthy pace. U.S. gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. U.S. export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                           Semiannual Report | 3

However, signs of moderation appeared globally in the latter part of the period primarily due to three factors. Many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.


4 | Semiannual Report

In this environment, domestic equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return. 3 Global equity markets performed better than those in the U.S. As of June 30, 2006, the six-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +10.50%. 4

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                          58.8%
France                                         6.5%
U.K.                                           6.1%
Japan                                          2.7%
Spain                                          1.9%
Canada                                         1.8%
Germany                                        1.8%
Sweden                                         1.8%
Norway                                         1.7%
Belgium                                        1.7%
Denmark                                        1.2%
Switzerland                                    1.2%
Luxembourg                                     1.1%
Other                                          4.1%
Short-Term Investments & Other Net Assets      7.6%


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Commercial Banks                                                            9.7%
--------------------------------------------------------------------------------
Insurance                                                                   9.5%
--------------------------------------------------------------------------------
Tobacco                                                                     8.7%
--------------------------------------------------------------------------------
Media                                                                       8.3%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      4.8%
--------------------------------------------------------------------------------
Food Products                                                               4.1%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 3.9%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     3.8%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  3.1%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             3.1%
--------------------------------------------------------------------------------

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, as we focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

Our investment approach contributed to positive Fund performance during the six months under review. Three of the Fund's best performing investments were OPTI Canada, Eurotunnel and Reynolds American.

Calgary-based OPTI Canada leases acreage in Canada's Athabasca oil sands region, the largest known oil reserve base outside of Saudi Arabia. OPTI's shares appreciated nearly 20% in local currency during the first six months of the year in conjunction with rising crude oil prices. The company continued to make progress on the first phase of its project at Long Lake. Increased acquisitions in the region have highlighted the premium awarded to oil projects in politically stable and tax-advantaged regions. As hydrocarbon resources have become harder to secure for non-government owned energy companies, the major oil companies have increasingly looked to Canada's oil sands region as a long-lived, secure place in which to invest.

Eurotunnel has a long-term agreement with the British and French governments to operate the Channel Tunnel between France and the U.K. The tunnel opened in 1994 after considerable delays and cost overruns. The company was forced to restructure its debt in 1998 due to missed passenger and cargo traffic quotas. In 2004, due to its weak financial performance, Eurotunnel entered into negotiations to restructure its balance sheet. During the first half of 2006, our investments in Eurotunnel debt securities appreciated as the company and a committee of creditors negotiated a preliminary debt restructuring agreement, which would substantially reduce the company's overall debt burden. The negotiating creditors' committee included the Fund's adviser and four other institutions. At period-end, the implementation of this agreement remained subject to various conditions and was not guaranteed.


6 | Semiannual Report

North Carolina-based Reynolds American was formed in June 2004 as a result of the merger between R.J. Reynolds Tobacco and British American Tobacco's U.S. subsidiary, Brown & Williamson. The combined companies became the second-largest cigarette manufacturer in the U.S., with approximately 31% domestic market share. Reynolds shares appreciated nearly 24% during the period after company profits exceeded analyst expectations, driven primarily by cost savings from the merger and an improved outlook for U.S. tobacco litigation. Reynolds also announced it would implement a new productivity program that was expected to generate an additional $325 million in cost savings over the next five years. The company achieved its goal of improving market share for its two major brands, Camel and Kool, during the period. In April 2006, Reynolds announced its planned entrance into the higher-growth smokeless tobacco market with the acquisition of Conwood. This acquisition is expected to improve earnings in the first year and further enhance the company's earnings growth profile thereafter.

Particularly in this period of high volatility, it is not surprising that some securities in the Fund's portfolio declined in value during the review period. Three positions that detracted from performance included White Mountains Insurance Group, a property and casualty insurer; Dell, a computer manufacturer; and Weyerhaeuser, a forest products company.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company's debt, and S&P and Moody's placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains' shares throughout much of the first half of the year.

Purchased during the period, Dell shares lost 18% in value after the company failed to meet its sales and market share targets. The company also unveiled a larger than anticipated spending plan designed to reinvigorate its product line-up. Although the spending program is aimed at shoring up the company's competitive position, it is expected to lower anticipated free cash flow in the near term.

Weyerhaeuser shares fell 4% in value along with shares of other forest products companies due to softer investment demand for commodity-based companies and a muted outlook for homebuilding and lumber stocks due to a more hawkish Federal Reserve Board.

TOP 10 HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              3.4%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            2.4%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        2.0%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Reynolds American Inc.                                                      1.8%
   TOBACCO, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  1.8%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     1.8%
   INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
British American Tobacco PLC, ord. & ADR                                    1.8%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Verizon Communications Inc.                                                 1.7%
   DIVERSIFIED TELECOMMUNICATION SERVICES, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                   1.7%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
News Corp., A                                                               1.6%
   MEDIA, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]     /s/ Peter A. Langerman

                    Peter A. Langerman
                    Portfolio Manager


[PHOTO OMITTED]     /s/ Debbie A. Turner

                    Debbie A. Turner, CFA
                    Assistant Portfolio Manager


[PHOTO OMITTED]     /s/ F. David Segal

                    F. David Segal, CFA
                    Assistant Portfolio Manager

                    Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

--------------------------------------------------------------------------------

PETER LANGERMAN has been lead portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

DEBBIE TURNER has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been an assistant portfolio manager for Mutual Shares Fund since 2005. He is also assistant portfolio manager for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MUTHX)                        CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.96      $24.91       $23.95
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.1677
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.1684
--------------------------------------------------------------------------------
         TOTAL                     $0.3361
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TESIX)                        CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.91      $24.73       $23.82
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.1613
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.1684
--------------------------------------------------------------------------------
         TOTAL                     $0.3297
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FMUBX)                        CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.82      $24.17       $23.35
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.1468
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.1684
--------------------------------------------------------------------------------
         TOTAL                     $0.3152
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMTX)                        CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.95      $24.43       $23.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.0250
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.1684
--------------------------------------------------------------------------------
         TOTAL                     $0.1934
--------------------------------------------------------------------------------
CLASS R (SYMBOL: TESRX)                        CHANGE     6/30/06     12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.89      $24.61       $23.72
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.1589
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.1684
--------------------------------------------------------------------------------
         TOTAL                     $0.3273
--------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGE; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: NO SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
CLASS Z 1                             6-MONTH       1-YEAR       5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +5.45%      +13.43%      +42.13%          +194.99%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +5.45%      +13.43%       +7.29%           +11.42%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,545      $11,343      $14,213           $29,499
------------------------------------------------------------------------------------------------
CLASS A 1                             6-MONTH       1-YEAR       5-YEAR     INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +5.29%      +13.05%      +39.66%          +173.28%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3          -0.76%       +6.54%       +5.65%           +10.29%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $9,924      $10,654      $13,161           $25,758
------------------------------------------------------------------------------------------------
CLASS B 1                             6-MONTH       1-YEAR       5-YEAR     INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +4.94%      +12.30%      +35.21%           +93.07%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +0.94%       +8.30%       +5.90%            +9.17%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,094      $10,830      $13,321           $19,307
------------------------------------------------------------------------------------------------
CLASS C 1                             6-MONTH       1-YEAR       5-YEAR     INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +4.94%      +12.27%      +35.19%          +156.81%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +3.94%      +11.27%       +6.22%           +10.25%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,394      $11,127      $13,519           $25,681
------------------------------------------------------------------------------------------------
CLASS R                               6-MONTH       1-YEAR       3-YEAR     INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2              +5.13%      +12.82%      +49.59%           +46.41%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3          +5.13%      +12.82%      +14.37%            +8.85%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $10,513      $11,282      $14,959           $14,641
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED, OR PROPOSED TO BE ENGAGED, IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, TENDER OFFERS AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS Z                                       VALUE 1/1/06       VALUE 6/30/06      PERIOD* 1/1/06-6/30/06
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,054.50                $4.08
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,020.83                $4.01
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,052.90                $5.75
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,019.19                $5.66
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,049.40                $9.15
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,015.87                $9.00
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,049.40                $9.15
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,015.87                $9.00
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000            $1,051.30                $6.61
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000            $1,018.35                $6.51
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.80%; A: 1.13%; B: 1.80%; C: 1.80%; and R: 1.30%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Semiannual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS Z                                           (UNAUDITED)            2005          2004          2003         2002         2001
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)

Net asset value, beginning of period ..........    $    23.95      $    23.05    $    20.99    $    16.84   $    19.44   $    19.79
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .....................          0.25            0.47          0.35          0.24         0.33         0.29

  Net realized and unrealized gains (losses) ..          1.05            1.92          2.52          4.23        (2.42)        0.95
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............          1.30            2.39          2.87          4.47        (2.09)        1.24
                                                   --------------------------------------------------------------------------------
Less distributions from:

  Net investment income .......................         (0.17)          (0.29)        (0.39)        (0.32)       (0.25)       (0.24)

  Net realized gains ..........................         (0.17)          (1.20)        (0.42)           --        (0.26)       (1.35)
                                                   --------------------------------------------------------------------------------
Total distributions ...........................         (0.34)          (1.49)        (0.81)        (0.32)       (0.51)       (1.59)
                                                   --------------------------------------------------------------------------------
Redemption fees ...............................            -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................    $    24.91      $    23.95    $    23.05    $    20.99   $    16.84   $    19.44
                                                   ================================================================================

Total return c ................................          5.45%          10.39%        13.89%        26.62%      (10.89)%       6.32%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $9,780,160      $8,951,080    $7,240,641    $5,782,145   $4,585,605   $5,465,075

Ratios to average net assets:

  Expenses d ..................................          0.80% f,g       0.81% g       0.81% g       0.84%        0.79%        0.78%

  Net investment income .......................          2.05% f         1.99%         1.62%         1.28%        1.79%        1.40%

Portfolio turnover rate .......................         20.64%          21.57%        33.22%        54.65%       51.22%       52.98%

Ratios to average net assets, excluding
  dividend expense on securities sold short:

  Expenses ....................................          0.75% f         0.76%         0.80%         0.81%        0.78%        0.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 15

Mutual Shares Fund

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS A                                           (UNAUDITED)            2005          2004          2003         2002         2001
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $    23.82      $    22.94    $    20.90    $    16.78   $    19.37   $    19.73
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .....................          0.21            0.39          0.27          0.17         0.26         0.22

  Net realized and unrealized gains (losses) ..          1.03            1.91          2.51          4.21        (2.40)        0.95
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............          1.24            2.30          2.78          4.38        (2.14)        1.17
                                                   --------------------------------------------------------------------------------
Less distributions from:

  Net investment income .......................         (0.16)          (0.22)        (0.32)        (0.26)       (0.19)       (0.18)

  Net realized gains ..........................         (0.17)          (1.20)        (0.42)           --        (0.26)       (1.35)
                                                   --------------------------------------------------------------------------------
Total distributions ...........................         (0.33)          (1.42)        (0.74)        (0.26)       (0.45)       (1.53)
                                                   --------------------------------------------------------------------------------
Redemption fees ...............................            -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................    $    24.73      $    23.82    $    22.94    $    20.90   $    16.78   $    19.37
                                                   ================================================================================

Total return c ................................          5.29%           9.98%        13.50%        26.18%      (11.20)%       5.94%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $5,156,410      $4,211,238    $2,940,029    $2,257,336   $1,543,833   $1,580,046

Ratios to average net assets:

  Expenses d ..................................          1.13% f,g       1.16% g       1.16% g       1.19%        1.14%        1.13%

  Net investment income .......................          1.72% f         1.64%         1.27%         0.93%        1.44%        1.05%

Portfolio turnover rate .......................         20.64%          21.57%        33.22%        54.65%       51.22%       52.98%

Ratios to average net assets, excluding
  dividend expense on securities sold short:

  Expenses ....................................          1.08% f         1.11%         1.15%         1.16%        1.13%        1.12%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS B                                           (UNAUDITED)            2005          2004          2003         2002         2001
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $    23.35      $    22.50    $    20.54    $    16.53   $    19.12   $    19.56
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .....................          0.13            0.23          0.13          0.04         0.15         0.08

  Net realized and unrealized gains (losses) ..          1.01            1.88          2.44          4.14        (2.36)        0.95
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............          1.14            2.11          2.57          4.18        (2.21)        1.03
                                                   --------------------------------------------------------------------------------
Less distributions from:

  Net investment income .......................         (0.15)          (0.06)        (0.19)        (0.17)       (0.12)       (0.12)

  Net realized gains ..........................         (0.17)          (1.20)        (0.42)           --        (0.26)       (1.35)
                                                   --------------------------------------------------------------------------------
Total distributions ...........................         (0.32)          (1.26)        (0.61)        (0.17)       (0.38)       (1.47)
                                                   --------------------------------------------------------------------------------
Redemption fees ...............................            -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................    $    24.17      $    23.35    $    22.50    $    20.54   $    16.53   $    19.12
                                                   ================================================================================

Total return c ................................          4.94%           9.31%        12.70%        25.41%      (11.80)%       5.26%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $  616,018      $  612,007    $  588,401    $  444,671   $  235,470   $  126,579

Ratios to average net assets:

  Expenses d ..................................          1.80% f,g       1.81% g       1.81% g       1.84%        1.79%        1.78%

  Net investment income .......................          1.05% f         0.99%         0.62%         0.28%        0.79%        0.37%

Portfolio turnover rate .......................         20.64%          21.57%        33.22%        54.65%       51.22%       52.98%

Ratio to average net assets, excluding
  dividend expense on securities sold short:

  Expenses ....................................          1.75% f         1.76%         1.80%         1.81%        1.78%        1.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Shares Fund

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 JUNE 30, 2006                         YEAR ENDED DECEMBER 31,
CLASS C                                           (UNAUDITED)            2005          2004          2003         2002         2001
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $    23.48      $    22.76    $    20.75    $    16.68   $    19.26   $    19.63
                                                   --------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .....................          0.13            0.23          0.13          0.05         0.15         0.08

  Net realized and unrealized gains (losses) ..          1.02            1.89          2.49          4.17        (2.39)        0.95
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............          1.15            2.12          2.62          4.22        (2.24)        1.03
                                                   --------------------------------------------------------------------------------
Less distributions from:

  Net investment income .......................         (0.03)          (0.20)        (0.19)        (0.15)       (0.08)       (0.05)

  Net realized gains ..........................         (0.17)          (1.20)        (0.42)           --        (0.26)       (1.35)
                                                   --------------------------------------------------------------------------------
Total distributions ...........................         (0.20)          (1.40)        (0.61)        (0.15)       (0.34)       (1.40)
                                                   --------------------------------------------------------------------------------
Redemption fees ...............................            -- e            -- e          -- e          --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................    $    24.43      $    23.48    $    22.76    $    20.75   $    16.68   $    19.26
                                                   ================================================================================

Total return c ................................          4.94%           9.27%        12.77%        25.37%      (11.78)%       5.26%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $2,009,114      $1,834,009    $1,551,111    $1,272,590   $  866,422   $  885,658

Ratios to average net assets:

  Expenses d ..................................          1.80% f,g       1.81% g       1.81% g       1.84%        1.78%        1.78%

  Net investment income .......................          1.05% f         0.99%         0.62%         0.28%        0.80%        0.40%

Portfolio turnover rate .......................         20.64%          21.57%        33.22%        54.65%       51.22%       52.98%

Ratios to average net assets, excluding
  dividend expense on securities sold short:

  Expenses ....................................          1.75% f         1.76%         1.80%         1.81%        1.77%        1.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.


18 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

                                                ----------------------------------------------------------------------
                                                SIX-MONTHS ENDED
                                                 JUNE 30, 2006                   YEAR ENDED DECEMBER 31,
CLASS R                                           (UNAUDITED)            2005          2004          2003       2002 h
                                                ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $    23.72      $    22.85    $    20.83    $    16.75   $    19.36
                                                   -------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .....................          0.19            0.35          0.24          0.13         0.24

  Net realized and unrealized gains (losses) ..          1.03            1.91          2.50          4.21        (2.37)
                                                   -------------------------------------------------------------------
Total from investment operations ..............          1.22            2.26          2.74          4.34        (2.13)
                                                   -------------------------------------------------------------------
Less distributions from:

  Net investment income .......................         (0.16)          (0.19)        (0.30)        (0.26)       (0.22)

  Net realized gains ..........................         (0.17)          (1.20)        (0.42)           --        (0.26)
                                                   -------------------------------------------------------------------
Total distributions ...........................         (0.33)          (1.39)        (0.72)        (0.26)       (0.48)
                                                   -------------------------------------------------------------------
Redemption fees ...............................            -- e            -- e          -- e          --           --
                                                   -------------------------------------------------------------------
Net asset value, end of period ................    $    24.61      $    23.72    $    22.85    $    20.83   $    16.75
                                                   ===================================================================

Total return c  ...............................          5.13%           9.88%        13.32%        26.02%      (11.26)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $  140,575      $  109,305    $   74,763    $   46,933   $   13,392

Ratios to average net assets:

  Expenses d ..................................          1.30% f,g       1.31% g       1.31% g       1.34%        1.29% f

  Net investment income .......................          1.55% f         1.49%         1.12%         0.78%        1.29% f

Portfolio turnover rate .......................         20.64%          21.57%        33.22%        54.65%       51.22%

Ratios to average net assets, excluding
  dividend expense on securities sold short:

  Expenses ....................................          1.25% f         1.26%         1.30%         1.31%        1.28% f

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount is less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction is less than 0.01%.

h     For the period January 2, 2002 (effective date) to December 31, 2002.


                     Semiannual Report | See notes to financial statements. | 19

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 91.5%
        AEROSPACE & DEFENSE 0.3%
      a GenCorp Inc. .................................................     United States         1,148,300       $     18,407,249
        Northrop Grumman Corp. .......................................     United States           615,350             39,419,321
                                                                                                                 ----------------
                                                                                                                       57,826,570
                                                                                                                 ----------------
        AIRLINES 0.4%
      a ACE Aviation Holdings Inc., A ................................         Canada            2,345,198             65,450,806
    a,b ACE Aviation Holdings Inc., A, 144A ..........................         Canada              121,088              3,379,377
                                                                                                                 ----------------
                                                                                                                       68,830,183
                                                                                                                 ----------------
        AUTO COMPONENTS 0.0% c
  a,d,e Lancer Industries Inc., B ....................................     United States                 3              7,183,289
                                                                                                                 ----------------
        AUTOMOBILES 0.6%
        General Motors Corp. .........................................     United States         2,542,940             75,754,183
  a,d,e International Automotive Components Group Brazil LLC .........         Brazil            2,483,979              2,483,979
  a,d,e International Automotive Components Group LLC ................       Luxembourg         24,597,076             24,597,076
                                                                                                                 ----------------
                                                                                                                      102,835,238
                                                                                                                 ----------------
        BEVERAGES 2.6%
        Brown-Forman Corp., A ........................................     United States           125,460              9,008,028
        Brown-Forman Corp., B ........................................     United States           606,036             43,301,272
        Coca-Cola Enterprises Inc. ...................................     United States         7,032,260            143,247,136
        Pernod Ricard SA .............................................         France            1,336,851            265,075,841
                                                                                                                 ----------------
                                                                                                                      460,632,277
                                                                                                                 ----------------
        CAPITAL MARKETS 0.5%
        Bear Stearns Cos. Inc. .......................................     United States           656,304             91,935,064
                                                                                                                 ----------------
        CHEMICALS 0.9%
      a Arkema .......................................................         France            2,050,344             80,024,760
      a Arkema, rts., 12/29/06 .......................................         France                    8                     31
        Koninklijke DSM NV ...........................................      Netherlands          1,088,980             45,358,611
        Linde AG .....................................................        Germany              532,300             41,047,353
      a Linde AG, rts., 7/10/06 ......................................        Germany               94,400                364,699
                                                                                                                 ----------------
                                                                                                                      166,795,454
                                                                                                                 ----------------
        COMMERCIAL BANKS 9.7%
        Banca Intesa SpA .............................................         Italy            28,278,238            165,681,213
        Bank of Ireland ..............................................        Ireland            1,889,975             33,727,621
        BNP Paribas SA ...............................................         France            1,182,997            113,274,171
  a,b,d Centennial Bank Holdings Inc., 144A ..........................     United States         3,845,467             39,762,129
        Chinatrust Financial Holding Co. Ltd. ........................         Taiwan          123,444,000            102,398,053
        Danske Bank AS ...............................................        Denmark            3,475,500            132,321,663
  a,d,e Elephant Capital Holdings Ltd. ...............................         Japan                25,721             62,308,454
        ForeningsSparbanken AB (Swedbank), A .........................         Sweden            5,480,924            143,973,237
      a Investors Bancorp Inc. .......................................     United States             1,796                 24,336
        Mitsubishi UFJ Financial Group Inc. ..........................         Japan                14,995            209,637,817
    a,e NCB Warrant Holdings Ltd., A .................................         Japan               124,040             20,032,460
        North Fork Bancorp Inc. ......................................     United States         1,757,200             53,014,724
        Societe Generale, A ..........................................         France            1,055,272            155,245,027
        Sumitomo Mitsui Financial Group Inc. .........................         Japan                17,669            186,810,171


20 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY       RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        COMMERCIAL BANKS (CONTINUED)
        Svenska Handelsbanken AB, A ..................................         Sweden            6,698,940       $    172,709,484
        U.S. Bancorp .................................................     United States         1,589,800             49,093,024
        Wachovia Corp. ...............................................     United States         1,586,540             85,800,083
                                                                                                                 ----------------
                                                                                                                    1,725,813,667
                                                                                                                 ----------------
        COMMERCIAL SERVICES & SUPPLIES 1.4%
        ARAMARK Corp., B .............................................     United States           836,900             27,709,759
        Cendant Corp. ................................................     United States         9,229,790            150,353,279
      a Comdisco Holding Co. Inc. ....................................     United States             1,098                 16,810
    a,f Comdisco Holding Co. Inc., Contingent Distribution ...........     United States        95,431,240                     --
        Republic Services Inc. .......................................     United States         1,549,955             62,525,185
    a,f Safety Kleen Corp., Contingent Distribution ..................     United States         1,085,000                     --
                                                                                                                 ----------------
                                                                                                                      240,605,033
                                                                                                                 ----------------
        COMPUTERS & PERIPHERALS 2.8%
  a,d,e DecisionOne Corp. ............................................     United States         1,879,100              1,339,798
      a Dell Inc. ....................................................     United States         6,557,230            160,061,984
        International Business Machines Corp. ........................     United States         1,966,640            151,077,285
      a Lexmark International Inc., A ................................     United States         3,196,060            178,436,030
                                                                                                                 ----------------
                                                                                                                      490,915,097
                                                                                                                 ----------------
        CONTAINERS & PACKAGING 0.9%
        Temple-Inland Inc. ...........................................     United States         3,700,000            158,619,000
                                                                                                                 ----------------
        DIVERSIFIED CONSUMER SERVICES 0.6%
        H&R Block Inc. ...............................................     United States         4,087,770             97,534,192
                                                                                                                 ----------------
        DIVERSIFIED FINANCIAL SERVICES 3.0%
        Capital One Financial Corp. ..................................     United States           956,100             81,698,745
        Citigroup Inc. ...............................................     United States         2,963,970            142,981,913
        Fortis .......................................................        Belgium            7,723,377            263,503,079
        Leucadia National Corp. ......................................     United States         1,684,086             49,158,470
    a,f Marconi Corp., Contingent Distribution .......................     United States        77,739,439                     --
                                                                                                                 ----------------
                                                                                                                      537,342,207
                                                                                                                 ----------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 5.9%
a,d,e,g AboveNet Inc. ................................................     United States           763,805             23,402,985
a,d,f,g Abovenet Inc., Contingent Distribution .......................     United States       106,869,000                     --
a,d,e,g AboveNet Inc., Sep. 20.95 Calls, 9/09/13 .....................     United States               710                 13,525
a,d,e,g AboveNet Inc., wts., 9/08/08 .................................     United States            25,659                615,816
a,d,e,g AboveNet Inc., wts., 9/08/10 .................................     United States            30,186                627,869
        Belgacom .....................................................        Belgium            1,237,232             41,040,166
        BellSouth Corp. ..............................................     United States         5,406,290            195,707,698
        Chunghwa Telecom Co. Ltd., ADR ...............................         Taiwan            2,303,650             42,548,415
      a Embarq Corp. .................................................     United States         1,513,102             62,022,051
    a,f Global Crossing Holdings Ltd., Contingent Distribution .......     United States       105,649,309                     --
        Koninklijke (Royal) KPN NV ...................................      Netherlands          3,088,868             34,733,110
        NTL Inc. .....................................................     United Kingdom        6,742,455            167,887,129
        Sprint Nextel Corp. ..........................................     United States         8,468,242            169,280,158
        Verizon Communications Inc. ..................................     United States         8,955,108            299,906,567
                                                                                                                 ----------------
                                                                                                                    1,037,785,489
                                                                                                                 ----------------


                                                          Semiannual Report | 21

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ELECTRIC UTILITIES 1.2%
        Constellation Energy Group ...................................     United States         2,719,700       $    148,278,044
        E.ON AG ......................................................        Germany              454,370             52,312,756
        Endesa SA ....................................................         Spain               503,852             17,525,388
                                                                                                                 ----------------
                                                                                                                      218,116,188
                                                                                                                 ----------------
        ENERGY EQUIPMENT & SERVICES 0.4%
      a Seadrill Ltd. ................................................        Bermuda            5,502,530             72,495,354
                                                                                                                 ----------------
        FOOD & STAPLES RETAILING 1.4%
        Carrefour SA .................................................         France            2,196,318            128,793,894
        Kroger Co. ...................................................     United States         5,687,370            124,325,908
                                                                                                                 ----------------
                                                                                                                      253,119,802
                                                                                                                 ----------------
        FOOD PRODUCTS 4.4%
        Cadbury Schweppes PLC ........................................     United Kingdom       14,828,526            143,003,905
        General Mills Inc. ...........................................     United States         1,037,600             53,602,416
        Groupe Danone ................................................         France              671,351             85,324,343
        Nestle SA ....................................................      Switzerland            653,170            205,175,901
      g Orkla ASA ....................................................         Norway            6,435,750            298,317,608
                                                                                                                 ----------------
                                                                                                                      785,424,173
                                                                                                                 ----------------
        HEALTH CARE EQUIPMENT & SUPPLIES 1.7%
        Bausch & Lomb Inc. ...........................................     United States         1,765,770             86,593,361
      a Boston Scientific Corp. ......................................     United States         7,089,941            119,394,606
        Hillenbrand Industries Inc. ..................................     United States         2,061,300             99,973,050
                                                                                                                 ----------------
                                                                                                                      305,961,017
                                                                                                                 ----------------
        HEALTH CARE PROVIDERS & SERVICES 0.9%
        Aetna Inc. ...................................................     United States         1,693,520             67,622,254
a,d,e,g Kindred Healthcare Inc. ......................................     United States         2,860,528             70,655,042
a,d,e,g Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ............     United States             1,714                 26,781
a,d,e,g Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ...........     United States             1,136                     --
a,d,e,g Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ...........     United States             2,292                     --
a,d,e,g Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15 ...........     United States               473                     --
a,d,e,g Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ...........     United States             7,640                  7,258
        MDS Inc. .....................................................         Canada            1,030,100             18,781,109
                                                                                                                 ----------------
                                                                                                                      157,092,444
                                                                                                                 ----------------
        HOTELS, RESTAURANTS & LEISURE 0.2%
    a,d FHC Delaware Inc. ............................................     United States           784,457              2,804,590
      a Trump Entertainment Resorts Inc. .............................     United States         1,823,378             36,741,067
                                                                                                                 ----------------
                                                                                                                       39,545,657
                                                                                                                 ----------------
        HOUSEHOLD DURABLES 0.2%
        Koninklijke Philips Electronics NV ...........................      Netherlands          1,176,569             36,770,227
                                                                                                                 ----------------
        INDUSTRIAL CONGLOMERATES 3.0%
        Keppel Corp. Ltd. ............................................       Singapore           8,139,467             75,603,542
        Siemens AG ...................................................        Germany            1,520,719            132,383,099
        Tyco International Ltd. ......................................     United States        11,555,660            317,780,650
                                                                                                                 ----------------
                                                                                                                      525,767,291
                                                                                                                 ----------------


22 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INSURANCE 9.5%
      a Allegheny Corp. ..............................................     United States           348,651       $     96,353,190
        American International Group Inc. ............................     United States         2,237,380            132,117,289
      a Berkshire Hathaway Inc., A ...................................     United States             1,590            145,737,810
      a Berkshire Hathaway Inc., B ...................................     United States           149,920            456,206,560
        Hartford Financial Services Group Inc. .......................     United States         1,221,700            103,355,820
        Montpelier Re Holdings Ltd. ..................................        Bermuda              863,889             14,936,641
        Nationwide Financial Services Inc., A ........................     United States         1,794,150             79,086,132
        Old Republic International Corp. .............................     United States         6,101,302            130,384,824
    a,e Olympus Re Holdings Ltd. .....................................        Bermuda              202,380                     --
        Prudential Financial Inc. ....................................     United States           948,700             73,713,990
        The St. Paul Travelers Cos. Inc. .............................     United States         2,026,046             90,321,131
      d White Mountains Insurance Group Ltd. .........................     United States           740,448            360,598,176
                                                                                                                 ----------------
                                                                                                                    1,682,811,563
                                                                                                                 ----------------
        LEISURE EQUIPMENT & PRODUCTS 0.6%
        Mattel Inc. ..................................................     United States         5,907,650             97,535,302
                                                                                                                 ----------------
        MACHINERY 0.3%
      d Federal Signal Corp. .........................................     United States         3,360,800             50,882,512
                                                                                                                 ----------------
        MARINE 0.5%
        A P Moller - Maersk A/S ......................................        Denmark               10,382             80,834,650
                                                                                                                 ----------------
        MEDIA 8.3%
      a Cablevision Systems Corp., A .................................     United States         4,362,500             93,575,625
        CBS Corp., B .................................................     United States           942,300             25,489,215
        Clear Channel Communications Inc. ............................     United States         4,933,880            152,703,586
      a Comcast Corp., A .............................................     United States         4,724,327            154,863,439
      a EchoStar Communications Corp., A .............................     United States           645,091             19,875,254
      e Hollinger International Inc., A ..............................     United States         1,929,706             14,720,765
      a Liberty Media Holding Corp. - Capital, A .....................     United States         1,039,327             87,064,423
      a Liberty Media Holding Corp. - Interactive, A .................     United States         2,985,438             51,528,660
        McClatchy Co., A .............................................     United States           242,439              9,726,653
        Mediaset SpA .................................................         Italy             1,001,294             11,797,139
        News Corp., A ................................................     United States        15,150,522            290,587,012
        Time Warner Inc. .............................................     United States        13,379,318            231,462,201
    a,d TVMAX Holdings Inc. ..........................................     United States           257,217                257,217
      a Univision Communications Inc., A .............................     United States         2,227,550             74,622,925
      a Viacom Inc., B ...............................................     United States         2,261,371             81,047,537
        Washington Post Co., B .......................................     United States           215,138            167,809,791
                                                                                                                 ----------------
                                                                                                                    1,467,131,442
                                                                                                                 ----------------
        METALS & MINING 1.8%
        Acerinox SA ..................................................         Spain               319,299              5,538,762
        Anglo American PLC ...........................................      South Africa         3,264,356            133,892,009
        Arcelor ......................................................       Luxembourg          3,464,880            167,280,585
        Goldcorp Inc. ................................................         Canada              484,595             14,609,711
      a Goldcorp Inc. (USD Traded) ...................................         Canada                9,500                287,090
                                                                                                                 ----------------
                                                                                                                      321,608,157
                                                                                                                 ----------------


                                                          Semiannual Report | 23

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MULTI-UTILITIES & UNREGULATED POWER 1.0%
        NorthWestern Corp. ...........................................     United States           716,460       $     24,610,401
    a,f NorthWestern Corp., Contingent Distribution ..................     United States        21,699,220              2,148,742
      a NorthWestern Corp., wts., 11/01/07 ...........................     United States            39,226                379,315
        RWE AG .......................................................        Germany            1,046,347             87,138,919
        Suez SA ......................................................         France            1,349,071             56,088,472
                                                                                                                 ----------------
                                                                                                                      170,365,849
                                                                                                                 ----------------
        OIL, GAS & CONSUMABLE FUELS 3.9%
  a,d,e Anchor Resources LLC .........................................     United States           123,013                     --
      a Apco Oil Corp. ...............................................     United States             9,200                     --
        BP PLC .......................................................     United Kingdom        5,707,068             66,541,677
        BP PLC, ADR ..................................................     United Kingdom           46,400              3,229,904
        Kerr-McGee Corp. .............................................     United States         1,252,600             86,867,810
        Massey Energy Co. ............................................     United States         3,588,570            129,188,520
        Oil & Natural Gas Corp. Ltd. .................................         India               105,045              2,536,947
    a,d OPTI Canada Inc. .............................................         Canada           10,592,290            216,847,042
        Pogo Producing Co. ...........................................     United States         1,905,050             87,822,805
    a,e SXR Uranium One Inc. .........................................         Canada              135,100                999,799
        Total SA, B ..................................................         France            1,523,752            100,289,418
                                                                                                                 ----------------
                                                                                                                      694,323,922
                                                                                                                 ----------------
        PAPER & FOREST PRODUCTS 3.8%
        International Paper Co. ......................................     United States         7,520,836            242,923,003
        Weyerhaeuser Co. .............................................     United States         6,765,707            421,165,261
                                                                                                                 ----------------
                                                                                                                      664,088,264
                                                                                                                 ----------------
        PHARMACEUTICALS 3.1%
        Bristol-Myers Squibb Co. .....................................     United States         6,500,970            168,115,084
        Pfizer Inc. ..................................................     United States        10,691,800            250,936,546
        Sanofi-Aventis ...............................................         France              689,026             67,253,609
        Valeant Pharmaceuticals International ........................     United States         3,520,835             59,572,528
                                                                                                                 ----------------
                                                                                                                      545,877,767
                                                                                                                 ----------------
        REAL ESTATE 1.7%
    a,d Alexander's Inc. .............................................     United States           326,675             88,777,198
        Canary Wharf Group PLC .......................................     United Kingdom       14,262,931             79,997,570
      a Link REIT ....................................................       Hong Kong           9,654,000             19,329,505
        Potlatch Corp. ...............................................     United States           324,599             12,253,612
    a,e Security Capital European Realty .............................       Luxembourg             28,412                178,427
      h The St. Joe Co. ..............................................     United States         1,052,935             49,003,595
        Swire Pacific Ltd., A ........................................       Hong Kong             269,450              2,780,768
        Swire Pacific Ltd., B ........................................       Hong Kong           5,138,444              9,858,275
        Ventas Inc. ..................................................     United States         1,072,765             36,345,278
                                                                                                                 ----------------
                                                                                                                      298,524,228
                                                                                                                 ----------------
        ROAD & RAIL 1.2%
    d,e Florida East Coast Industries Inc. ...........................     United States         4,423,071            219,886,340
                                                                                                                 ----------------


24 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY        RIGHTS/CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        SOFTWARE 1.0%
        Microsoft Corp. ..............................................     United States         7,330,629       $    170,803,656
                                                                                                                 ----------------
        THRIFTS & MORTGAGE FINANCE 3.1%
        Countrywide Financial Corp. ..................................     United States         2,187,791             83,311,081
        Golden West Financial Corp. ..................................     United States         1,558,180            115,616,956
        Hudson City Bancorp Inc. .....................................     United States         4,121,569             54,940,515
        Sovereign Bancorp Inc. .......................................     United States         6,120,335            124,303,994
        Washington Mutual Inc. .......................................     United States         3,918,770            178,617,536
                                                                                                                 ----------------
                                                                                                                      556,790,082
                                                                                                                 ----------------
        TOBACCO 8.7%
        Altadis SA ...................................................         Spain             6,753,888            319,331,132
        Altria Group Inc. ............................................     United States         3,553,797            260,955,314
        British American Tobacco PLC .................................     United Kingdom       12,181,486            306,812,450
        British American Tobacco PLC, ADR ............................     United Kingdom           70,550              3,577,591
        Imperial Tobacco Group PLC ...................................     United Kingdom        6,933,289            213,988,897
        KT&G Corp. ...................................................      South Korea          1,972,180            115,160,761
        Reynolds American Inc. .......................................     United States         2,778,000            320,303,400
                                                                                                                 ----------------
                                                                                                                    1,540,129,545
                                                                                                                 ----------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $12,804,187,015) .......................................                                             16,200,538,192
                                                                                                                 ----------------
        PREFERRED STOCKS 0.3%
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% c
    a,e PTV Inc., 10.00%, pfd., A ....................................     United Kingdom          199,565                459,000
                                                                                                                 ----------------
        METALS & MINING 0.3%
  d,e,g Esmark Inc., 10.00%, cvt. pfd., A ............................     United States            60,419             59,488,547
                                                                                                                 ----------------
        TOTAL PREFERRED STOCKS (COST $61,017,695) ....................                                                 59,947,547
                                                                                                                 ----------------

                                                                                           --------------------
                                                                                            PRINCIPAL AMOUNT i
                                                                                           --------------------
        CORPORATE BONDS & NOTES 1.7%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .......         Canada            5,190,000 CAD          4,417,417
      b Dana Credit Corp., 144A, 8.375%, 8/15/07 .....................     United States           577,000                568,345
    d,e DecisionOne Corp., 12.00%, 4/15/10 ...........................     United States         2,099,974              2,099,974
        Eurotunnel PLC,
            Participating Loan Note, 1.00%, 4/30/40 ..................     United Kingdom        1,482,000 GBP            411,088
          j S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 ..     United Kingdom          547,000 GBP            283,231
        b,j Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%,
            12/15/12 .................................................     United Kingdom        1,627,232 GBP          2,979,067
          j Tier 2, FRN, 5.863%, 12/31/18 ............................     United Kingdom       13,617,682 GBP         24,552,934
          j Tier 3, FRN, 5.895%, 12/31/25 ............................     United Kingdom       53,591,168 GBP         70,363,457


                                                          Semiannual Report | 25

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY       PRINCIPAL AMOUNT i        VALUE
---------------------------------------------------------------------------------------------------------------------------------
        CORPORATE BONDS & NOTES (CONTINUED)
        Eurotunnel SA,
          j S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 ...         France               82,000 EUR   $         29,372
          j S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ...         France              471,000 EUR            168,707
            Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
             12/15/12 ................................................         France            1,427,326 EUR          1,807,648
          j Tier 2 (LIBOR), FRN, 3.903%, 12/31/18 ....................         France            3,151,383 EUR          3,930,621
          j Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 ....................         France            1,393,972 EUR          1,738,657
          j Tier 3 (LIBOR), FRN, 4.30%, 12/31/25 .....................         France           77,744,116 EUR         70,612,457
          j Tier 3 (PIBOR), FRN, 3.903%, 12/31/25 ....................         France           13,502,354 EUR         12,263,750
      j Motor Coach Industries International Inc., FRN, 18.231%,
          12/01/08 ...................................................     United States        59,704,383             60,898,471
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .............     United States        36,590,212             35,355,292
      d TVMAX Holdings Inc., PIK,
            11.50%, 8/31/06 ..........................................     United States           549,296                549,296
          k 14.00%, 8/31/06 ..........................................     United States         1,291,042              1,291,042
                                                                                                                 ----------------
        TOTAL CORPORATE BONDS & NOTES (COST $255,689,187) ............                                                294,320,826
                                                                                                                 ----------------
        CORPORATE BONDS & NOTES IN REORGANIZATION 1.2%
      l Adelphia Communications Corp.,
            9.25%, 10/01/02 ..........................................     United States        11,465,000              6,219,763
            8.125%, 7/15/03 ..........................................     United States         1,442,000                793,100
            7.50%, 1/15/04 ...........................................     United States         3,750,000              2,062,500
            10.50%, 7/15/04 ..........................................     United States         6,320,000              3,444,400
            9.875%, 3/01/05 ..........................................     United States         2,564,000              1,410,200
            10.25%, 11/01/06 .........................................     United States        11,760,000              6,350,400
            9.875%, 3/01/07 ..........................................     United States         1,090,000                604,950
            8.375%, 2/01/08 ..........................................     United States         9,037,000              5,015,535
            7.75%, 1/15/09 ...........................................     United States        19,364,000             10,650,200
            7.875%, 5/01/09 ..........................................     United States         7,952,000              4,294,080
            9.375%, 11/15/09 .........................................     United States         9,522,000              5,379,930
            senior note, 10.875%, 10/01/10 ...........................     United States         8,130,000              4,471,500
            senior note, 10.25%, 6/15/11 .............................     United States         9,783,000              5,674,140
      l Armstrong World Industries Inc.,
            6.35%, 8/15/03 ...........................................     United States        19,929,000             14,548,170
            6.50%, 8/15/05 ...........................................     United States         1,835,000              1,339,550
            9.75%, 4/15/08 ...........................................     United States         5,498,000              4,013,540
            7.45%, 5/15/29 ...........................................     United States         3,239,000              2,364,470
            Revolver, 10/29/03 .......................................     United States         4,049,775              2,855,091
            Trade Claim ..............................................     United States        10,859,300              7,547,214
      l Century Communications Corp.,
            8.875%, 1/15/07 ..........................................     United States           559,000                561,795
            8.75%, 10/01/07 ..........................................     United States         5,509,000              5,509,000
            8.375%, 12/15/07 .........................................     United States           875,000                883,750
            senior note, 9.50%, 3/01/05 ..............................     United States         1,578,000              1,585,890
            Series B, zero cpn., senior disc. note, 1/15/08 ..........     United States         8,769,000              5,305,245
            zero cpn., 3/15/03 .......................................     United States        15,848,000             14,342,440
      j Collins & Aikman Products Co.,
            Revolver, FRN, 11.50%, 8/31/09 ...........................     United States         1,152,054              1,078,116
            Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ...............     United States         2,711,000              2,538,336


26 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY       PRINCIPAL AMOUNT i        VALUE
---------------------------------------------------------------------------------------------------------------------------------
        CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
      l Dana Corp.,
            5.85%, 1/15/15 ...........................................     United States        29,532,000       $     22,444,320
            7.00%, 3/01/29 ...........................................     United States         6,376,000              5,005,160
      l Owens Corning, Revolver,
          k 6/26/02 ..................................................     United States        33,359,932             52,541,893
            6/26/02 ..................................................     United States         3,845,000              6,152,000
      l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ......     United States            85,000                     85
                                                                                                                 ----------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
          (COST $196,264,860) ........................................                                                206,986,763
                                                                                                                 ----------------

                                                                                            ------------------
                                                                                             SHARES/PRINCIPAL
                                                                                                 AMOUNT i
                                                                                            ------------------
        COMPANIES IN LIQUIDATION 0.0% c
    a,d MBOP Liquidating Trust .......................................     United States           574,712                     --
        Peregrine Investments Holdings Ltd.,
            6.70%, 1/15/98 ...........................................       Hong Kong          95,000,000 JPY              6,226
            6.70%, 6/30/00 ...........................................       Hong Kong         250,000,000 JPY             16,383
            zero cpn., 1/22/98 .......................................       Hong Kong             500,000                  3,750
        PIV Investment Finance (Cayman) Ltd. .........................       Hong Kong          22,710,000                454,200
      a United Cos. Financial Corp., Bank Claim ......................     United States           179,680                     --
                                                                                                                 ----------------
        TOTAL COMPANIES IN LIQUIDATION (COST $--) ....................                                                    480,559
                                                                                                                 ----------------
        GOVERNMENT AGENCIES 4.1%
    m,n Federal Home Loan Bank, 0.00% - 3.60%, 7/03/06 - 7/02/07 .....     United States       721,276,000            712,119,501
        Federal National Mortgage Association, 2.20%, 12/18/06 .......     United States        20,000,000             19,705,240
                                                                                                                 ----------------
        TOTAL GOVERNMENT AGENCIES (COST $733,980,273) ................                                                731,824,741
                                                                                                                 ----------------
        TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
          (COST $14,051,139,030) .....................................                                             17,494,098,628
                                                                                                                 ----------------
    o,p INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.3%
        REPURCHASE AGREEMENTS 0.3%
        Bank of America LLC, 5.30%, 7/03/06 (Maturity Value $10,004,417)
          Collateralized by U.S. Government Agency Securities, 5.00%
          7/01/35 - 2/01/36 ..........................................     United States        10,000,000             10,000,000
        Barclays Capital Inc., 5.30%, 7/03/06 (Maturity Value
          $10,004,417) Collateralized by U.S. Government Agency
          Securities, 3.314 - 6.633%, 6/01/18 - 7/01/36 ..............     United States        10,000,000             10,000,000
        Bear Stearns & Co. Inc., 5.23%, 7/03/06 (Maturity Value
          $10,004,358) Collateralized by U.S. Government Agency
          Securities, 3.25 - 6.625%, 10/15/06 - 3/17/21 ..............     United States        10,000,000             10,000,000
        Citigroup Global Markets Inc., 5.25%, 7/03/06 (Maturity Value
          $10,004,375) Collateralized by  m U.S. Government Agency
          Securities, 0.00 - 6.125%, 8/04/06 - 3/22/19 ...............     United States        10,000,000             10,000,000
        Morgan Stanley & Co. Inc., 5.33%, 7/03/06 (Maturity Value
          $11,336,033) Collateralized by  m U.S. Government Agency
          Securities, 0.00 - 9.50%, 7/03/06 - 4/01/44 ................     United States        11,331,000             11,331,000
                                                                                                                 ----------------
        TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
          (COST $51,331,000) .........................................                                                 51,331,000
                                                                                                                 ----------------


                                                          Semiannual Report | 27

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS (COST $14,102,470,030) 99.1% ...............                                           $ 17,545,429,628
        OPTIONS WRITTEN 0.0% c .......................................                                                   (372,755)
        SECURITIES SOLD SHORT (2.3)% .................................                                               (402,405,002)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
          (0.8%) .....................................................                                               (144,179,304)
        OTHER ASSETS, LESS LIABILITIES 4.0% ..........................                                                703,804,604
                                                                                                                 ----------------
        NET ASSETS 100.0% ............................................                                           $ 17,702,277,171
                                                                                                                 ================
      q OPTIONS WRITTEN 0.0% c
        AUTOMOBILES 0.0% c
        General Motors Corp., Jul. 30.00 Calls, 7/22/06 ..............     United States             1,642       $        229,880
                                                                                                                 ----------------
        HEALTH CARE EQUIPMENT & SUPPLIES 0.0% c
        Bausch & Lomb Inc., Jul. 55.00 Calls, 7/22/06 ................     United States             1,800                 54,000
        Bausch & Lomb Inc., Aug. 55.00 Calls, 08/19/06 ...............     United States             1,185                 88,875
                                                                                                                 ----------------
                                                                                                                          142,875
                                                                                                                 ----------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $550,858) ...........                                                    372,755
                                                                                                                 ----------------

                                                                                               -----------
                                                                                                 SHARES
                                                                                               -----------
      r SECURITIES SOLD SHORT 2.3%
        DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
        AT&T Inc. ....................................................     United States         7,165,529       $    199,846,604
                                                                                                                 ----------------
        ELECTRIC UTILITIES 0.9%
        FPL Group Inc. ...............................................     United States         3,906,040            161,631,935
                                                                                                                 ----------------
        FOOD PRODUCTS 0.3%
        Kraft Foods Inc., A ..........................................     United States         1,324,481             40,926,463
                                                                                                                 ----------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $389,788,639) ..........                                           $    402,405,002
                                                                                                                 ----------------

CURRENCY ABBREVIATIONS

CAD     - Canadian Dollar
EUR     - Euro
GBP     - British Pound
JPY     - Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS

ADR     - American Depository Receipt
FRN     - Floating Rate Note
LIBOR   - London InterBank Offered Rate
PIBOR   - Paris InterBank Offered Rate
PIK     - Payment In Kind
REIT    - Real Estate Investment Trust


28 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the aggregate value of these securities was $51,106,335, representing 0.29% of net assets.

c     Rounds to less than 0.1% of net assets.

d     See Note 13 regarding holdings of 5% voting securities.

e     See Note 11 regarding restricted securities.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g     See Note 14 regarding other considerations.

h     A portion or all of the security is on loan as of June 30, 2006. See Note
      1(h).

i     The principal amount is stated in U.S. dollars unless otherwise indicated.

j     The coupon rate shown represents the rate at period end.

k     See Note 12 regarding unfunded loan commitments.

l     See Note 10 regarding defaulted securities.

m A portion or all of the security is traded on a discount basis with no stated coupon rate.

n See Note 1(g) regarding securities segregated with broker for securities sold short.

o     See Note 1(c) regarding repurchase agreements.

p     See Note 1(h) regarding securities on loan.

q     See Note 1(f) regarding written options.

r     See Note 1(g) regarding securities sold short.


                     Semiannual Report | See notes to financial statements. | 29

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................................     $  13,450,511,963
  Cost - Non-controlled affiliated issuers (Note 13) .........................           600,627,067
  Cost - Repurchase agreements ...............................................            51,331,000
                                                                                   -----------------
  Total cost of investments ..................................................     $  14,102,470,030
                                                                                   =================
  Value - Unaffiliated issuers (includes securities segregated with broker for
    securities sold short in the amount of $202,184,792) .....................     $  16,257,592,693
  Value - Non-controlled affiliated issuers (Note 13) ........................         1,236,505,935
  Value - Repurchase agreements ..............................................            51,331,000
                                                                                   -----------------
  Total value of investments .................................................        17,545,429,628
 Cash ........................................................................               133,297
 Foreign currency, at value (cost $164,054,274) ..............................           163,499,345
 Receivables:
  Investment securities sold .................................................           135,621,192
  Capital shares sold ........................................................            38,104,655
  Dividends and interest .....................................................            29,923,985
  Other (Note 15) ............................................................               813,980
 Unrealized gain on forward exchange contracts (Note 8) ......................            12,474,945
 Unrealized gain on unfunded loan commitments (Note 12) ......................             1,576,105
 Cash on deposits with brokers for securities sold short .....................           430,566,921
 Due from broker - synthetic equity swaps (Note 7) ...........................            31,887,118
 Other assets ................................................................            31,924,650
                                                                                   -----------------
      Total assets ...........................................................        18,421,955,821
                                                                                   -----------------
Liabilities:
 Payables:
  Investment securities purchased ............................................            73,883,121
  Capital shares redeemed ....................................................            16,244,656
  Affiliates .................................................................            17,087,615
 Options written, at value (premiums received $550,858) ......................               372,755
 Securities sold short, at value (proceeds $389,788,639) .....................           402,405,002
 Payable upon return of securities loaned ....................................            51,331,000
 Unrealized loss on forward exchange contracts (Note 8) ......................           156,654,249
 Accrued expenses and other liabilities ......................................             1,700,252
                                                                                   -----------------
      Total liabilities ......................................................           719,678,650
                                                                                   -----------------
        Net assets, at value .................................................     $  17,702,277,171
                                                                                   =================
Net assets consist of:
 Paid-in capital .............................................................     $  13,356,530,498
 Undistributed net investment income .........................................           120,230,109
 Net unrealized appreciation (depreciation) ..................................         3,293,243,492
 Accumulated net realized gain (loss) ........................................           932,273,072
                                                                                   -----------------
        Net assets, at value .................................................     $  17,702,277,171
                                                                                   =================


30 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS Z:
 Net assets, at value ........................................................     $   9,780,160,432
                                                                                   =================
 Shares outstanding ..........................................................           392,644,485
                                                                                   =================
 Net asset value and maximum offering price per share a ......................     $           24.91
                                                                                   =================
CLASS A:
 Net assets, at value ........................................................     $   5,156,409,512
                                                                                   =================
 Shares outstanding ..........................................................           208,508,588
                                                                                   =================
 Net asset value per share a .................................................     $           24.73
                                                                                   =================
 Maximum offering price per share (net asset value per share / 94.25%) .......     $           26.24
                                                                                   =================
CLASS B:
 Net assets, at value ........................................................     $     616,018,469
                                                                                   =================
 Shares outstanding ..........................................................            25,489,624
                                                                                   =================
 Net asset value and maximum offering price per share a ......................     $           24.17
                                                                                   =================
CLASS C:
 Net assets, at value ........................................................     $   2,009,113,986
                                                                                   =================
 Shares outstanding ..........................................................            82,234,075
                                                                                   =================
 Net asset value and maximum offering price per share a ......................     $           24.43
                                                                                   =================
CLASS R:
 Net assets, at value ........................................................     $     140,574,772
                                                                                   =================
 Shares outstanding ..........................................................             5,713,186
                                                                                   =================
 Net asset value and maximum offering price per share a ......................     $           24.61
                                                                                   =================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 31

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the six-months ended June 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $11,998,178)
  Unaffiliated issuers .......................................................     $     179,119,333
  Non-controlled affiliated issuers (Note 13) ................................             6,936,205
 Interest
  Unaffiliated issuers .......................................................            51,841,658
  Non-controlled affiliated issuers (Note 13) ................................               238,826
 Income from securities loaned - net .........................................             1,176,573
 Other Income (Note 15) ......................................................               813,980
                                                                                   -----------------
      Total investment income ................................................           240,126,575
                                                                                   -----------------
Expenses:
 Management fees (Note 3a) ...................................................            47,868,949
 Administrative fees (Note 3b) ...............................................             6,443,903
 Distribution fees (Note 3c)
  Class A ....................................................................             7,816,610
  Class B ....................................................................             3,090,986
  Class C ....................................................................             9,686,260
  Class R ....................................................................               322,882
 Transfer agent fees (Note 3e) ...............................................             6,561,271
 Custodian fees (Note 4) .....................................................             1,003,469
 Reports to shareholders .....................................................               277,348
 Registration and filing fees ................................................               190,197
 Professional fees ...........................................................             1,218,800
 Directors' fees and expenses ................................................               115,873
 Dividends on securities sold short ..........................................             3,546,464
 Other .......................................................................               190,779
                                                                                   -----------------
      Total expenses .........................................................            88,333,791
      Expense reductions (Note 4) ............................................               (27,496)
                                                                                   -----------------
        Net expenses .........................................................            88,306,295
                                                                                   -----------------
          Net investment income ..............................................           151,820,280
                                                                                   -----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers ......................................................           915,159,168
   Non-controlled affiliated issuers (Note 13) ...............................           108,121,479
  Written options ............................................................                58,798
  Securities sold short ......................................................            (8,007,290)
  Foreign currency transactions ..............................................           (34,435,441)
  Swap agreements ............................................................               374,109
                                                                                   -----------------
        Net realized gain (loss) .............................................           981,270,823
                                                                                   -----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................           (86,708,740)
  Translation of assets and liabilities denominated in foreign currencies ....          (203,678,857)
 Change in deferred taxes on unrealized appreciation .........................               431,279
                                                                                   -----------------
        Net change in unrealized appreciation (depreciation) .................          (289,956,318)
                                                                                   -----------------
Net realized and unrealized gain (loss) ......................................           691,314,505
                                                                                   -----------------
Net increase (decrease) in net assets resulting from operations ..............     $     843,134,785
                                                                                   =================


32 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 ------------------------------------
                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                  JUNE 30, 2006          DECEMBER
                                                                                   (UNAUDITED)           31, 2005
                                                                                 ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................     $    151,820,280    $    239,239,504
  Net realized gain (loss) from investments, written options, securities
    sold short, foreign currency transactions, and swap agreements .........          981,270,823         754,413,165
  Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies,
    and deferred taxes .....................................................         (289,956,318)        390,480,321
                                                                                 ------------------------------------
      Net increase (decrease) in net assets resulting from operations ......          843,134,785       1,384,132,990
                                                                                 ------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .................................................................          (64,856,253)       (103,197,432)
   Class A .................................................................          (32,674,745)        (35,896,189)
   Class B .................................................................           (3,709,032)         (1,459,350)
   Class C .................................................................           (2,030,170)        (14,954,125)
   Class R .................................................................             (905,639)           (802,093)
  Net realized gains:
   Class Z .................................................................          (65,124,518)       (423,357,278)
   Class A .................................................................          (34,103,337)       (199,279,526)
   Class B .................................................................           (4,254,784)        (30,001,973)
   Class C .................................................................          (13,676,198)        (88,516,570)
   Class R .................................................................             (955,844)         (5,204,999)
                                                                                 ------------------------------------
 Total distributions to shareholders .......................................         (222,290,520)       (902,669,535)
                                                                                 ------------------------------------
 Capital share transactions: (Note 2)
  Class Z ..................................................................          470,527,538       1,416,100,652
  Class A ..................................................................          783,878,302       1,158,479,828
  Class B ..................................................................          (17,777,528)          1,693,456
  Class C ..................................................................          100,003,877         233,434,044
  Class R ..................................................................           27,143,463          31,485,467
                                                                                 ------------------------------------
 Total capital share transactions ..........................................        1,363,775,652       2,841,193,447
                                                                                 ------------------------------------

 Redemption fees ...........................................................               18,257              37,371
                                                                                 ------------------------------------
      Net increase (decrease) in net assets ................................        1,984,638,174       3,322,694,273
Net assets:
 Beginning of period .......................................................       15,717,638,997      12,394,944,724
                                                                                 ------------------------------------
 End of period .............................................................     $ 17,702,277,171    $ 15,717,638,997
                                                                                 ====================================
Undistributed net investment income included in net assets:
 End of period .............................................................     $    120,230,109    $     72,585,668
                                                                                 ====================================


                     Semiannual Report | See notes to financial statements. | 33

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940 (1940 Act). The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


34 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 35

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


36 |  Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


                                                          Semiannual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.


38 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2006, there were 1.9 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                               ----------------------------------------------------------------
                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                       JUNE 30, 2006                   DECEMBER 31, 2005
                                               ----------------------------------------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                               ----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ...........................        25,429,802    $   635,378,716     58,317,629    $ 1,382,140,067
 Shares issued in reinvestment of
  distributions ........................         4,902,748        118,842,828     19,934,438        478,389,881
 Shares redeemed .......................       (11,371,390)      (283,694,006)   (18,728,837)      (444,429,296)
                                               ----------------------------------------------------------------
 Net increase (decrease) ...............        18,961,160    $   470,527,538     59,523,230    $ 1,416,100,652
                                               ================================================================
CLASS A SHARES:
 Shares sold ...........................        44,835,004    $ 1,111,397,642     62,183,806    $ 1,476,618,967
 Shares issued in reinvestment of
  distributions ........................         2,528,464         60,860,193      9,031,555        215,572,318
 Shares redeemed .......................       (15,669,671)      (388,379,533)   (22,579,055)      (533,711,457)
                                               ----------------------------------------------------------------
 Net increase (decrease) ...............        31,693,797    $   783,878,302     48,636,306    $ 1,158,479,828
                                               ================================================================
CLASS B SHARES:
 Shares sold ...........................           487,100    $    11,808,586      1,344,083    $    30,694,786
 Shares issued in reinvestment of
  distributions ........................           316,029          7,436,183      1,266,719         29,636,484
 Shares redeemed .......................        (1,528,556)       (37,022,297)    (2,541,813)       (58,637,814)
                                               ----------------------------------------------------------------
 Net increase (decrease) ...............          (725,427)   $   (17,777,528)        68,989    $     1,693,456
                                               ================================================================
CLASS C SHARES:
 Shares sold ...........................         8,970,130    $   218,866,776     15,473,104    $   361,085,892
 Shares issued in reinvestment of
  distributions ........................           599,205         14,249,115      4,035,616         94,971,880
 Shares redeemed .......................        (5,450,373)      (133,112,014)    (9,546,635)      (222,623,728)
                                               ----------------------------------------------------------------
 Net increase (decrease) ...............         4,118,962    $   100,003,877      9,962,085    $   233,434,044
                                               ================================================================


40 | Semiannual Report

Mutual Shares Fund

2. CAPITAL STOCK (CONTINUED)

                                               ----------------------------------------------------------------
                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                       JUNE 30, 2006                   DECEMBER 31, 2005
                                               ----------------------------------------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                               ----------------------------------------------------------------
CLASS R SHARES:
 Shares sold ...........................         1,865,721    $    46,049,493      2,060,687    $    48,448,915
 Shares issued in reinvestment of
  distributions ........................            77,138          1,847,212        251,253          5,971,962
 Shares redeemed .......................          (837,893)       (20,753,242)      (975,186)       (22,935,410)
                                               ----------------------------------------------------------------
 Net increase (decrease) ...............         1,104,966    $    27,143,463      1,336,754    $    31,485,467
                                               ================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.600%               Up to and including $5 billion
      0.570%               Over $5 billion, up to and including $10 billion
      0.550%               Over $10 billion, up to and including $15 billion
      0.530%               Over $15 billion, up to and including $20 billion
      0.510%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion


                                                          Semiannual Report | 41

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ......................................................     1.00%
Class C ......................................................     1.00%
Class R ......................................................     0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a ............................    $4,024,139
Contingent deferred sales charges retained ..............    $  517,366

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

For the period ended June 30, 2006, the Fund paid transfer agent fees of $6,561,271 of which $4,411,430 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $1,890,361.


42 | Semiannual Report

Mutual Shares Fund

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, bond discounts and premiums, defaulted securities and certain dividends on securities sold short.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................   $ 14,138,009,003
                                                               ================

Unrealized appreciation ....................................   $  3,810,629,779
Unrealized depreciation ....................................       (403,209,154)
                                                               ----------------
Net unrealized appreciation (depreciation) .................   $  3,407,420,625
                                                               ================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2006, aggregated $5,976,678,416 and $3,195,888,446, respectively.

Transactions in options written during the period ended June 30, 2006, were as follows:

                                                         ----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
                                                         ----------------------
Options outstanding at December 31, 2005 ............        1,000    $  80,997
Options written .....................................        9,527      835,686
Options expired .....................................         (700)     (58,798)
Options exercised ...................................       (5,200)    (307,027)
Options closed ......................................           --           --
                                                         ----------------------
Options outstanding at June 30, 2006 ................        4,627    $ 550,858
                                                         ======================

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------
                                         NUMBER OF     NOTIONAL     UNREALIZED
CONTRACTS TO BUY                         CONTRACTS      VALUE       GAIN (LOSS)
-------------------------------------------------------------------------------
BOC Group PLC (15.45 - 15.69 GBP) ...    6,167,856   $180,327,390   $ 2,342,471
Christian Dior SA (46.76 - 54.99 EUR)      164,222     16,102,709     5,856,352
                                                                    -----------
Total contracts to buy ..........................................     8,198,823
                                                                    -----------


                                                          Semiannual Report | 43

Mutual Shares Fund

7. SYNTHETIC EQUITY SWAPS (CONTINUED)

-------------------------------------------------------------------------------------
                                         NUMBER OF          NOTIONAL     UNREALIZED
CONTRACTS TO SELL                        CONTRACTS            VALUE      GAIN (LOSS)
-------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
 (54.61 - 61.76 EUR)...................    163,903         $16,270,619  $  (4,052,247)
                                                                        -------------
Total contracts to sell......................................              (4,052,247)
                                                                        -------------
Net unrealized gain (loss)...................................           $   4,146,576
                                                                        =============

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

-------------------------------------------------------------------------------------
                                           CONTRACT        SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                           AMOUNT a           DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------
      112,940,060   Norwegian Krone ...   18,100,000         9/06/06    $     134,917
       90,671,770   Canadian Dollar ...   80,966,699         9/25/06          482,644
                                                                        -------------
                                                                        $     617,561
                                                                        -------------

-------------------------------------------------------------------------------------
                                           CONTRACT        SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                          AMOUNT a           DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------
      555,854,419   Norwegian Krone ...   91,400,149         7/10/06    $   2,023,039
       12,137,665   Singapore Dollar ..    7,700,000         7/24/06           21,491
       31,750,000   Euro ..............   22,044,089  GBP    8/14/06           60,915
       11,180,769   Norwegian Krone ...    1,814,117         9/06/06            8,909
      455,366,623   Norwegian Krone ...   76,389,356         9/07/06        2,862,318
      110,495,729   Swiss Franc .......   92,602,500         9/07/06        1,509,889
      151,762,123   Swedish Krone .....   21,391,072         9/15/06          157,891
        3,172,542   Canadian Dollar ...    2,900,000         9/25/06           50,144
    6,215,081,250   Korean Won ........    6,625,000         9/25/06           54,695
       74,350,000   British Pound .....  140,861,295        10/04/06        3,057,360
      196,196,112   Euro ..............  255,040,307        12/06/06        1,448,434
    1,101,948,375   Taiwan Dollar .....   34,662,500        12/06/06          602,299
                                                                        -------------
                                                                           11,857,384
                                                                        -------------
Unrealized gain on forward exchange contracts.........................  $  12,474,945
                                                                        =============


44 | Semiannual Report

Mutual Shares Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------
                                           CONTRACT        SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                           AMOUNT a           DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------
       42,524,355   Norwegian Krone ...    6,900,000         7/10/06    $     (62,411)
       10,597,121   Canadian Dollar ...    9,571,915         9/25/06          (30,078)
                                                                        -------------
                                                                        $     (92,489)
                                                                        -------------

-------------------------------------------------------------------------------------
                                          CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                         AMOUNT a            DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------
      140,302,450   Euro ..............  166,872,254         7/17/06    $ (12,836,506)
      122,073,992   Euro ..............  151,247,048         7/24/06       (5,194,899)
       29,261,510   Singapore Dollar ..   18,150,000         7/24/06         (361,367)
      116,251,078   British Pound .....  202,891,875         8/14/06      (12,308,076)
       65,525,000   British Pound .....  114,970,438         8/15/06       (6,329,978)
      702,861,583   Danish Krone ......  119,609,707         8/21/06       (1,363,245)
      170,860,651   Euro ..............  213,014,013         8/23/06       (6,387,487)
      961,461,384   Norwegian Krone ...  147,892,565         9/06/06       (7,341,710)
       80,507,500   British Pound .....  140,117,496         9/08/06       (9,004,019)
      135,229,671   Euro ..............  170,082,174         9/13/06       (3,800,917)
      283,195,663   Euro ..............  349,779,288         9/15/06      (14,410,607)
    1,823,671,601   Swedish Krone .....  240,784,409         9/15/06      (14,367,189)
      459,151,276   Canadian Dollar ...  401,136,314         9/25/06      (11,313,664)
   42,382,090,625   Korean Won ........   43,912,500         9/25/06         (891,943)
   20,901,436,131   Japanese Yen ......  182,359,092         9/28/06       (2,665,450)
       40,549,637   British Pound .....   70,575,168        10/04/06       (4,581,516)
      227,366,879   Euro ..............  280,641,808        10/18/06      (12,356,244)
      207,641,244   Euro ..............  252,186,402        10/24/06      (15,490,584)
      222,567,711   Euro ..............  271,969,532        11/27/06      (15,556,359)
                                                                        -------------
                                                                         (156,561,760)
                                                                        -------------
       Unrealized loss on forward exchange contracts .................   (156,654,249)
                                                                        -------------
             Net unrealized loss on forward exchange contracts .......  $(144,179,304)
                                                                        =============

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION

GBP  -  British Pound


                                                          Semiannual Report | 45

Mutual Shares Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2006, the aggregate value of these securities was $203,370,311, representing 1.15% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


46 | Semiannual Report

Mutual Shares Fund

11. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                     ACQUISITION
  AND CONTRACTS     ISSUER                                              DATE             COST              VALUE
---------------------------------------------------------------------------------------------------------------------
          763,805   AboveNet Inc. ...............................     10/02/01      $    38,348,164   $    23,402,985
              710   AboveNet Inc., Sep. 20.95 Calls, 9/09/13 ....      4/17/06                   --            13,525
           25,659   AboveNet Inc., wts., 9/08/08 ................     10/02/01            3,196,155           615,816
           30,186   AboveNet Inc., wts., 9/08/10 ................     10/02/01            3,430,956           627,869
          123,013   Anchor Resources LLC ........................      6/29/04                   --                --
        1,879,100   DecisionOne Corp. ...........................      3/12/99            1,313,384         1,339,798
        2,099,974   DecisionOne Corp., 12.00%, 4/15/10 ..........      3/12/99            6,306,211         2,099,974
           25,721   Elephant Capital Holdings Ltd. ..............      8/29/03                   --        62,308,454
           60,419   Esmark Inc., 10.00%, cvt. pfd., A ...........     11/08/04           60,419,000        59,488,547
        4,423,071   Florida East Coast Industries Inc. ..........     10/03/75          108,943,491       219,886,340
        1,929,706   Hollinger International Inc., A .............      4/08/04           33,270,966        14,720,765
        2,483,979   International Automotive Components
                      Group Brazil LLC ..........................      4/13/06            2,483,979         2,483,979
       24,597,076   International Automotive Components Group LLC      1/12/06           24,597,076        24,597,076
        2,860,528   Kindred Healthcare Inc. .....................     12/12/01           34,247,209        70,655,042
            1,747   Kindred Healthcare Inc., Jan. 9.07 Calls,
                      1/01/13 ...................................      1/01/05                   --            26,781
            1,136   Kindred Healthcare Inc., Jan. 25.99 Calls,
                      1/01/14 ...................................      1/01/05                   --                --
            2,292   Kindred Healthcare Inc., Jan. 26.00 Calls,
                      1/01/12 ...................................      1/01/05                   --                --
              473   Kindred Healthcare Inc., Jan. 27.90 Calls,
                      1/10/15 ...................................      1/06/06                   --                --
            7,640   Kindred Healthcare Inc., Jul. 23.75 Calls,
                      7/17/11 ...................................      7/17/05                   --             7,258
                3   Lancer Industries Inc., B ...................      8/11/89                   --         7,183,289
          124,040   NCB Warrant Holdings Ltd., A ................     12/16/05                   --        20,032,460
          202,380   Olympus Re Holdings Ltd. ....................     12/19/01           20,238,000                --
          199,565   PTV Inc., 10.00%, pfd., A ...................     12/07/01              598,695           459,000
           28,412   Security Capital European Realty ............      4/08/98            1,556,398           178,427
          135,100   SXR Uranium One Inc. ........................      2/06/06              901,374           999,799
                                                                                                      ---------------
                    TOTAL RESTRICTED SECURITIES (2.89% OF NET ASSETS) .............................   $   511,127,184
                                                                                                      ===============

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented in the Statement of Investments.


                                                          Semiannual Report | 47

Mutual Shares Fund

12. UNFUNDED LOAN COMMITMENTS (CONTINUED)

At June 30, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
BORROWER                                                     UNFUNDED COMMITMENT
--------------------------------------------------------------------------------
Owens Corning, Revolver, 6/26/02 ......................             $ 1,905,422
TVMAX Holdings Inc., PIK, 14.00%, 8/31/06 .............                      57
                                                                    -----------
                                                                    $ 1,905,479
                                                                    ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF                              NUMBER OF
                                       SHARES/                                SHARES/
                                      PRINCIPAL                              PRINCIPAL
                                       AMOUNT/                                AMOUNT/
                                      WARRANTS/                              WARRANTS/
                                      CONTRACTS                              CONTRACTS                                   REALIZED
                                       HELD AT                                HELD AT       VALUE AT      INVESTMENT     CAPITAL
                                      BEGINNING      GROSS         GROSS       END OF        END OF         INCOME         GAIN
NAME OF ISSUER                        OF PERIOD    ADDITIONS    REDUCTIONS     PERIOD        PERIOD         (LOSS)        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
AboveNet Inc. ....................       763,805           --           --      763,805  $   23,402,985   $       --   $         --
AboveNet Inc., Contingent
 Distribution ....................   106,869,000           --           --  106,869,000              --           --             --
AboveNet Inc., Sep. 20.95 Calls,
 9/09/13 .........................            --          710           --          710          13,525           --             --
AboveNet Inc., wts., 9/08/08 .....        25,659           --           --       25,659         615,816           --             --
AboveNet Inc., wts., 9/08/10 .....        30,186           --           --       30,186         627,869           --             --
Alexander's Inc. .................       326,675           --           --      326,675      88,777,198           --             --
Anchor Resources LLC .............       123,013           --           --      123,013              --           --             --
Centennial Bank
 Holdings Inc., 144A .............     3,845,467           --           --    3,845,467      39,762,129           --             --
City Investing Company
 Liquidating Trust ...............     4,373,476           --   (4,373,476)          --                           --        507,323
DecisionOne Corp. ................     1,879,100           --           --    1,879,100       1,339,798           --             --
DecisionOne Corp., 12.00%,
 4/15/10 .........................     2,039,765       60,209           --    2,099,974       2,099,974      123,501             --
Elephant Capital
 Holdings Ltd. ...................        25,721           --           --       25,721      62,308,454           --             --
Esmark Inc., 10.00%,
 cvt. pfd., A ....................        60,419           --           --       60,419      59,488,547    2,996,118             --
Federal Signal Corp. .............     3,360,800           --           --    3,360,800      50,882,512      403,296             --
FHC Delaware Inc. ................       784,457           --           --      784,457       2,804,590           --             --
Florida East Coast
 Industries Inc. .................     4,423,071           --           --    4,423,071     219,886,340      574,999             --
International Automotive
 Components Group Brazil LLC .....            --    2,483,979           --    2,483,979       2,483,979                          --


48 | Semiannual Report

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF                             NUMBER OF
                                        SHARES/                               SHARES/
                                       PRINCIPAL                             PRINCIPAL
                                        AMOUNT/                               AMOUNT/
                                       WARRANTS/                             WARRANTS/
                                       CONTRACTS                             CONTRACTS                                   REALIZED
                                        HELD AT                               HELD AT       VALUE AT      INVESTMENT     CAPITAL
                                       BEGINNING     GROSS        GROSS        END OF        END OF         INCOME         GAIN
NAME OF ISSUER                         OF PERIOD   ADDITIONS    REDUCTIONS     PERIOD        PERIOD         (LOSS)        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES (CONTINUED)
International Automotive
 Components Group LLC .............           --   24,597,076           --   24,597,076  $   24,597,076   $       --   $         --
Kindred Healthcare Inc. ...........    2,380,966    1,483,840   (1,004,278)   2,860,528      70,655,042           --      3,200,236
Kindred Healthcare Inc.,
 Jan. 9.07 Calls, 1/01/13 .........        1,146          568           --        1,714          26,781           --             --
Kindred Healthcare Inc.,
 Jan. 26.00 Calls, 1/01/12 ........        1,724          568           --        2,292              --           --             --
Kindred Healthcare Inc.,
 Jul. 23.75 Calls, 7/17/11 ........        7,640           --           --        7,640           7,258           --             --
Kindred Healthcare Inc.,
 Jul. 25.99 Calls, 1/01/14 ........          568          568           --        1,136              --           --             --
Kindred Healthcare Inc.,
 Jul. 27.90 Calls, 1/10/15 ........           --          473           --          473              --           --             --
Kindred Healthcare Inc., wts
 Series A, 4/20/06 ................      211,977           --     (211,977)          --              --           --             --
Kindred Healthcare Inc., wts
 Series B, 4/20/06 ................      529,943           --     (529,943)          --              --           --             --
Lancer Industries Inc., B .........            3           --           --            3       7,183,289           --             --
MBOP Liquidating Trust ............      574,712           --           --      574,712              --           --             --
OPTI Canada Inc. ..................    9,481,276    5,296,145   (4,185,131)  10,592,290     216,847,042           --    104,413,920
TVMAX Holdings Inc. ...............      257,217           --           --      257,217         257,217           --             --
TVMAX Holdings Inc., PIK,
 11.50%, 8/31/06 ..................      433,314      115,982           --      549,296         549,296       28,565             --
TVMAX Holdings Inc., PIK,
 14.00%, 8/31/06 ..................    1,203,322       87,720           --    1,291,042       1,291,042       86,760             --
White Mountains Insurance

 Group Inc. .......................      740,448           --           --      740,448     360,598,176    2,961,792             --
                                                                                         ------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (6.99% OF NET ASSETS) .................................  $1,236,505,935   $7,175,031   $108,121,479
                                                                                         ==========================================

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc., Esmark Inc. and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                          Semiannual Report | 49

Mutual Shares Fund

14. OTHER CONSIDERATIONS (CONTINUED)

Directors or employees of Franklin Mutual, the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."


50 | Semiannual Report

Mutual Shares Fund

15. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

16. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


                                                          Semiannual Report | 51

Mutual Shares Fund

SHAREHOLDER INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors ("Board"), including a majority of the non-interested or independent directors, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those directors unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and received assistance from an independent consultant retained on behalf of the independent directors to provide advice in connection with the renewal process; they also interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. ("Lipper"), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The directors reviewed the Lipper
Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (the "Profitability Study"). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


52 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as a reason that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that long-term performance is a significant component of incentive-based compensation. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 53

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the recent investment performance of the Fund as well as that of the last three- and five-year periods. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2005, and had annualized total returns for the three- and five-year periods in the middle and second best performing quintiles, respectively. The directors noted that, since the investment manager started advising the Fund over nine years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2005, exceeded 10%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2005.

The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


54 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's investment management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the second-lowest expense quintile of the group (i.e., the group having the second-lowest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                                                          Semiannual Report | 55

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager during the course of the upcoming year and requested periodic updates from the investment manager on its profitability. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager's realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


56 | Semiannual Report

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 57
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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
 Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
New York Intermediate-Term
 Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL SHARES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1- 800/632-2301 - (Class A, B, C & R)
1- 800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 S2006 08/06

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.         N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.       N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
  ----------------------
Jimmy D. Gambill

Chief Executive Officer - Finance and Administration
Date  August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
  ----------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  August 28, 2006



By /s/GALEN G. VETTER
   ---------------------
Galen G. Vetter
Chief Financial Officer
Date  August 28, 2006